UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31, 2018

Registrant is making a filing for 11 of its series:

Wells Fargo Capital Growth Fund, Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Endeavor Select Fund, Wells Fargo Growth Fund, Wells Fargo Intrinsic Value Fund, Wells Fargo Large Cap Core Fund, Wells Fargo Large Cap Growth Fund, Wells Fargo Large Company Value Fund, Wells Fargo Low Volatility U.S. Equity Fund, Wells Fargo Omega Growth Fund, and Wells Fargo Premier Large Company Growth Fund.

Date of reporting period: July 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

July 31, 2018

Wells Fargo Capital Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Capital Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Capital Growth Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Capital Growth Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Capital Growth Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Capital Growth Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Capital Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFCGX)	7-31-2007	18.60	13.55	8.61	25.83	14.90	9.26	1.24	1.11
Class C (WFCCX)	7-31-2007	23.89	14.05	8.45	24.89	14.05	8.45	1.99	1.86
Class R6 (WFCRX)	11-30-2012	–	–	–	26.13	15.42	9.77	0.81	0.60
Administrator Class (WFCDX)	6-30-2003	–	–	–	26.01	15.09	9.49	1.16	0.94
Institutional Class (WWCIX)	4-8-2005	–	–	–	26.25	15.38	9.75	0.91	0.70
Russell 1000® Growth Index[4]	–	–	–	–	22.84	15.83	12.37	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Capital Growth Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Capital Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2018.

∎	Stock selection in the consumer discretionary and industrials sectors was a key contributor to performance.

∎	Stock selection within the health care sector detracted from performance.

For much of the past 12 months, bullish sentiment for U.S. equities was apparent as global growth was synchronized, corporate earnings were strong, widespread tax cuts had been passed, and deregulations were being enacted. More recently, however, a combination of crosscurrents from macro and geopolitical sources caused a downshift in growth expectations. The most significant change to outlooks came from markets outside the U.S. Arguably the biggest factor precipitating the downshift in growth came from concerns around global trade. The U.S. government expanded tariffs on goods from around the world, with a particular focus on China. This prompted retaliation from China and other trading partners, heightening fears of a possible trade war. These recent global developments highlighted a dynamic that we have long appreciated and incorporated into our portfolio positioning: true organic growth remains scarce and the firms that can make their own luck will likely be rewarded by investors.

Ten largest holdings (%) as of July 31, 2018[6]
Amazon.com Incorporated	7.47
Microsoft Corporation	7.02
Alphabet Incorporated Class A	6.13
Visa Incorporated Class A	4.90
UnitedHealth Group Incorporated	4.88
Union Pacific Corporation	3.01
The Home Depot Incorporated	2.99
Waste Connections Incorporated	2.98
First Data Corporation Class A	2.84
Cintas Corporation	2.53

The Fund’s consumer discretionary and industrials holdings contributed to performance relative to the index.

Within the consumer discretionary sector, strength was visible among internet and direct-marketing retail holdings and the portfolio management team’s security selection in this industry proved additive to returns. Shares of Amazon.com, Incorporated, appreciated over the past year as the company remains levered to powerful secular growth trends. Over the past 12 months, sales continued to accelerate while profits soared to a record level. The company also announced plans to increase the price of Amazon Prime subscriptions by 20%, while subscribers topped 100 million for the first time.

Additionally, the company has made strategic acquisitions such as Whole Foods Market, Incorporated. Amazon continues to benefit from the powerful shift to online retail spending, while Amazon Web Services (AWS) has become the dominant provider of cloud-computing services. AWS was the largest driver of profit gains during the year. We continue to be impressed with Amazon’s growing scale in a number of large market opportunities.

Within the industrials sector, our position in TransUnion contributed to returns. TransUnion historically operated as a traditional credit bureau by providing data about consumers to institutions for credit extension and fraud protection. Over the past few years, however, the company’s management team has capitalized on the rapid demand growth for data analytics. The company has launched new products, including Credit Vision, which uses data trends to provide a real-time picture of a consumer’s financial strength, and Prama, which allows clients to access TransUnion’s data to perform their own analysis. Additionally, TransUnion has developed new vertical markets, such as health care, insurance, and international/emerging markets. This innovation has allowed TransUnion to produce above-consensus growth in earnings and revenue, which, in turn, has propelled TransUnion shares higher over the past 12 months.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Capital Growth Fund	9

Sector distribution as of July 31, 2018[7]

Stock selection in the health care sector detracted from performance.

Among the Fund’s health care holdings, Celgene Corporation detracted from performance. Celgene, a global biopharmaceutical company, has a strong franchise with several drugs, including Revlimid to treat multiple myeloma and Otezla to treat psoriasis. While Revlimid has been the largest contributor to the company’s recent success and expectations for growth of Revlimid remain on track, this blockbuster drug will come off patent by the middle of 2020. The company has been investing in several other drug-development trials. Over the past 12 months, the stock came under pressure when it was announced that the development of a drug to treat multiple sclerosis had its filing refused by the FDA. While Celgene intends to refile with additional data, the setback resulted in a downward revision to the company’s longer-term earnings profile.

Additionally within the sector, our position in Hologic, Incorporated, weighed on returns over the past year. Hologic is a medical device company that specializes in imaging, diagnostics, and gynecology surgical tools. The company, a leader in mammography, has developed a breast-imaging device that uses a new technology to produce a 3D image. This 3D screening test is the only one approved by the FDA and is considered superior to standard mammography. The stock came under pressure after the company missed revenue and earnings projections. The results were primarily the result of a slowdown in the surgical business. The other issue affecting Hologic over the past 12 months has been the company’s Cynosure business. Cynosure, which is a noninvasive body contouring business, had been acquired by Hologic in an effort to diversify revenue sources. The integration of the acquisition has been slower than expected, prompting investor concern and weakness in the stock.

We remain somewhat cautious given geopolitical and macroeconomic uncertainties; however, we maintain confidence in the Fund’s positioning.

Looking broadly at financial markets through our lens of a bottom-up, fundamentally based investment process, we see ample reasons to maintain a cautious stance given potential factors such as trade wars, political instability, softness in China, and a hawkish U.S. Federal Reserve. We are, however, excited about companies held in the portfolio—those that we believe have prospects for organic growth and strategies that we believe are on the right side of change. Yet, with uncertainties on the rise, we advise clients to be mindful of downside risks and to moderate return expectations.

From a portfolio positioning standpoint, our strategy is to stay balanced. We have a healthy allocation to our core holdings, which are companies that we believe have consistent and durable fundamentals. These are businesses that our analysis holds have profitable models, competitive advantages, and long runways of visible growth. On the other side, we own companies we consider to have idiosyncratic qualities. These are developing situations that our process finds to have unique drivers that are not yet clearly visible to other investors. These companies typically trade at reasonable valuations and, importantly, should buffer volatility if the market rotates out of momentum and high-beta factors. Finally, we are being very selective in the areas of our universe where valuations are approaching extremes, including certain cloud software, medical device, and biotechnology companies. The portfolio holds companies that we believe possess strong fundamentals and growth prospects, and yet it trades at a reasonable valuation profile. This is an attractive structure that has us excited to seek continued strong performance for our clients.

Please see footnotes on page 7.

10	Wells Fargo Capital Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,050.80	$5.48	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
Class C
Actual	$1,000.00	$1,047.22	$9.34	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%
Class R6
Actual	$1,000.00	$1,051.22	$3.10	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Administrator Class
Actual	$1,000.00	$1,051.80	$4.86	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%
Institutional Class
Actual	$1,000.00	$1,052.45	$3.62	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Capital Growth Fund	11

Security name	Shares	Value

Common Stocks: 99.79%

Consumer Discretionary: 16.14%

Auto Components: 1.77%
Aptiv plc	22,800	$2,235,992

Automobiles: 1.11%
Ferrari NV «	10,600	1,405,772

Hotels, Restaurants & Leisure: 0.98%
Melco Crown Entertainment Limited ADR	47,650	1,232,229

Internet & Direct Marketing Retail: 9.29%
Amazon.com Incorporated †	5,305	9,429,319
Netflix Incorporated †	6,800	2,294,660

		11,723,979

Specialty Retail: 2.99%
The Home Depot Incorporated	19,083	3,769,274

Energy: 0.98%

Oil, Gas & Consumable Fuels: 0.98%
Pioneer Natural Resources Company	6,550	1,239,719

Financials: 5.44%

Capital Markets: 5.44%
Intercontinental Exchange Incorporated	35,975	2,658,912
Raymond James Financial Incorporated	26,900	2,463,771
S&P Global Incorporated	8,663	1,736,412

		6,859,095

Health Care: 14.03%

Biotechnology: 2.15%
Celgene Corporation †	19,400	1,747,746
Exelixis Incorporated †	46,500	962,550

		2,710,296

Health Care Equipment & Supplies: 5.40%
Baxter International Incorporated	22,200	1,608,390
Boston Scientific Corporation †	68,150	2,290,522
Edwards Lifesciences Corporation †	12,750	1,816,238
Hologic Incorporated †	25,550	1,096,351

		6,811,501

Health Care Providers & Services: 4.87%
UnitedHealth Group Incorporated	24,300	6,153,246

Life Sciences Tools & Services: 1.61%
Illumina Incorporated †	6,250	2,027,250

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Capital Growth Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Industrials: 12.02%

Aerospace & Defense: 1.33%
Northrop Grumman Corporation	5,600	$1,682,744

Commercial Services & Supplies: 5.51%
Cintas Corporation	15,600	3,189,888
Waste Connections Incorporated	48,480	3,762,533

		6,952,421

Electrical Equipment: 1.03%
Rockwell Automation Incorporated	6,950	1,303,542

Professional Services: 1.14%
TransUnion†	19,923	1,442,425

Road & Rail: 3.01%
Union Pacific Corporation	25,300	3,792,217

Information Technology: 44.08%

Internet Software & Services: 12.78%
Alibaba Group Holding Limited ADR †	13,600	2,546,328
Alphabet Incorporated Class A †	6,308	7,741,304
Facebook Incorporated Class A †	12,274	2,118,247
MercadoLibre Incorporated	5,200	1,783,132
Tencent Holdings Limited ADR	42,350	1,935,395

		16,124,406

IT Services: 14.55%
Black Knight Incorporated †	32,150	1,660,548
Fidelity National Information Services Incorporated	17,050	1,758,367
First Data Corporation Class A †	154,200	3,586,692
FleetCor Technologies Incorporated †	12,100	2,625,700
PayPal Holdings Incorporated †	14,100	1,158,174
Total System Services Incorporated	15,200	1,391,408
Visa Incorporated Class A	45,183	6,178,323

		18,359,212

Semiconductors & Semiconductor Equipment: 0.91%
Infineon Technologies AG ADR	43,450	1,152,511

Software: 15.84%
Activision Blizzard Incorporated	27,300	2,004,366
Autodesk Incorporated †	10,400	1,335,776
Microsoft Corporation	83,500	8,857,680
Nintendo Company Limited	32,450	1,384,642
Red Hat Incorporated †	15,150	2,139,635
Salesforce.com Incorporated †	20,180	2,767,687
ServiceNow Incorporated †	8,480	1,492,141

		19,981,927

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Capital Growth Fund	13

Security name		Shares	Value

Materials: 6.30%

Chemicals: 4.47%
Air Products & Chemicals Incorporated		16,650	$2,733,431
The Sherwin-Williams Company		6,600	2,908,818

			5,642,249

Construction Materials: 1.83%
Vulcan Materials Company		20,600	2,307,200

Real Estate: 0.80%

Equity REITs: 0.80%
SBA Communications Corporation †		6,400	1,012,800

Total Common Stocks (Cost $73,349,364)			125,922,007

	Yield
Short-Term Investments: 1.78%

Investment Companies: 1.78%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	1,332,367	1,332,500
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	922,555	922,555

Total Short-Term Investments (Cost $2,255,055)			2,255,055

Total investments in securities (Cost $75,604,419)	101.57%	128,177,062
Other assets and liabilities, net	(1.57)	(1,987,480)

Total net assets	100.00%	$126,189,582

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	695,935	83,828,843	83,192,411	1,332,367	$0	$0	$10,051	$1,332,500
Wells Fargo Government Money Market Fund Select Class	3,766,873	63,253,993	66,098,311	922,555	0	0	55,873	922,555

					$0	$0	$65,924	$2,255,055	1.78%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Capital Growth Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities (including $1,326,200 of securities loaned), at value (cost $73,349,364)	$125,922,007
Investments in affiliated securities, at value (cost $2,255,055)	2,255,055
Receivable for investments sold	115,523
Receivable for Fund shares sold	7,838
Receivable for dividends	23,675
Receivable for securities lending income	76
Prepaid expenses and other assets	77,394

Total assets	128,401,568

Liabilities
Payable upon receipt of securities loaned	1,332,500
Payable for Fund shares redeemed	740,149
Management fee payable	44,531
Administration fees payable	19,383
Distribution fee payable	2,165
Trustees’ fees and expenses payable	1,228
Accrued expenses and other liabilities	72,030

Total liabilities	2,211,986

Total net assets	$126,189,582

NET ASSETS CONSIST OF
Paid-in capital	$16,086,706
Accumulated net realized gains on investments	57,530,233
Net unrealized gains on investments	52,572,643

Total net assets	$126,189,582

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$86,285,262
Shares outstanding – Class A1	4,534,511
Net asset value per share – Class A	$19.03
Maximum offering price per share – Class A2	$20.19
Net assets – Class C	$3,364,838
Shares outstanding – Class C1	205,071
Net asset value per share – Class C	$16.41
Net assets – Class R6	$10,360,497
Shares outstanding – Class R6[1]	480,736
Net asset value per share – Class R6	$21.55
Net assets – Administrator Class	$5,949,641
Shares outstanding – Administrator Class[1]	287,292
Net asset value per share – Administrator Class	$20.71
Net assets – Institutional Class	$20,229,344
Shares outstanding – Institutional Class[1]	942,052
Net asset value per share – Institutional Class	$21.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Capital Growth Fund	15

Investment income
Dividends (net of foreign withholding taxes of $13,485)	$1,602,421
Income from affiliated securities	65,924

Total investment income	1,668,345

Expenses
Management fee	1,524,807
Administration fees
Class A	167,324
Class C	6,527
Class R4	4 [1]
Class R6	30,563
Administrator Class	16,229
Institutional Class	26,881
Shareholder servicing fees
Class A	199,195
Class C	7,770
Class R4	5 [1]
Administrator Class	31,210
Distribution fee
Class C	23,311
Custody and accounting fees	10,231
Professional fees	50,571
Registration fees	83,971
Shareholder report expenses	31,905
Trustees’ fees and expenses	25,017
Other fees and expenses	8,054

Total expenses	2,243,575
Less: Fee waivers and/or expense reimbursements	(469,339)

Net expenses	1,774,236

Net investment loss	(105,891)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	84,278,242
Net change in unrealized gains (losses) on investments	(34,428,399)

Net realized and unrealized gains (losses) on investments	49,849,843

Net increase in net assets resulting from operations	$49,743,952

[1]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Capital Growth Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment income (loss)		$(105,891)		$164,681
Net realized gains on investments		84,278,242		31,756,709
Net change in unrealized gains (losses) on investments		(34,428,399)		15,387,708

Net increase in net assets resulting from operations		49,743,952		47,309,098

Distributions to shareholders from
Net investment income
Class A		0		(97,914)
Class R4		0 [1]		(38)
Class R6		0		(412,002)
Administrator Class		0		(39,091)
Institutional Class		0		(65,942)
Net realized gains
Class A		(10,659,612)		(1,953,165)
Class C		(475,651)		(101,375)
Class R4		(1,544)[1]		(384)
Class R6		(16,512,790)		(3,243,150)
Administrator Class		(2,322,996)		(611,585)
Institutional Class		(2,869,464)		(616,477)

Total distributions to shareholders		(32,842,057)		(7,141,123)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	324,772	5,663,591	198,409	3,094,087
Class C	51,472	773,137	32,238	431,568
Class R6	429,937	8,300,687	877,107	15,875,391
Administrator Class	98,501	1,847,357	166,111	2,827,992
Institutional Class	180,220	3,556,665	929,940	16,102,051

		20,141,437		38,331,089

Reinvestment of distributions
Class A	642,270	10,449,869	137,411	2,007,306
Class C	30,860	437,693	6,718	87,332
Class R4	0 [1]	0 [1]	26	422
Class R6	905,002	16,500,487	225,598	3,655,152
Administrator Class	131,868	2,308,838	41,308	647,990
Institutional Class	155,432	2,828,945	41,696	673,156

		32,525,832		7,071,358

Payment for shares redeemed
Class A	(560,818)	(9,909,912)	(1,344,184)	(20,771,420)
Class C	(62,592)	(954,216)	(105,879)	(1,470,006)
Class R4	(974)[1]	(18,521)[1]	0	0
Class R6	(8,922,240)	(178,495,590)	(1,450,824)	(24,773,295)
Administrator Class	(1,169,379)	(22,013,800)	(898,996)	(14,559,948)
Institutional Class	(661,462)	(12,665,267)	(1,125,342)	(19,712,480)

		(224,057,306)		(81,287,149)

Net decrease in net assets resulting from capital share transactions		(171,390,037)		(35,884,702)

Total increase (decrease) in net assets		(154,488,142)		4,283,273

Net assets
Beginning of period		280,677,724		276,394,451

End of period		$126,189,582		$280,677,724

Undistributed (overdistributed) net investment income		$0		$(90,944)

[1]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.56	$15.12	$17.38	$21.31	$19.87
Net investment loss	(0.06)[1]	(0.03)[1]	(0.03)[1]	(0.07)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	4.06	2.90	0.04	2.09	3.79

Total from investment operations	4.00	2.87	0.01	2.02	3.69
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	(0.02)
Net realized gains	(2.53)	(0.41)	(2.27)	(5.95)	(2.23)

Total distributions to shareholders	(2.53)	(0.43)	(2.27)	(5.95)	(2.25)
Net asset value, end of period	$19.03	$17.56	$15.12	$17.38	$21.31
Total return[2]	25.83%	19.52%	0.75%	11.00%	19.09%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.24%	1.24%	1.27%	1.26%
Net expenses	1.06%	1.06%	1.06%	1.11%	1.11%
Net investment loss	(0.32)%	(0.21)%	(0.18)%	(0.39)%	(0.46)%
Supplemental data
Portfolio turnover rate	40%	59%	85%	114%	94%
Net assets, end of period (000s omitted)	$86,285	$72,511	$77,648	$17,126	$18,561

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.58	$13.54	$15.92	$20.12	$18.98
Net investment loss	(0.16)[1]	(0.13)[1]	(0.13)[1]	(0.20)[1]	(0.24)[1]
Net realized and unrealized gains (losses) on investments	3.52	2.58	0.02	1.95	3.61

Total from investment operations	3.36	2.45	(0.11)	1.75	3.37
Distributions to shareholders from
Net realized gains	(2.53)	(0.41)	(2.27)	(5.95)	(2.23)
Net asset value, end of period	$16.41	$15.58	$13.54	$15.92	$20.12
Total return[2]	24.89%	18.65%	0.00%	10.15%	18.21%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.99%	1.99%	2.02%	2.01%
Net expenses	1.81%	1.81%	1.81%	1.86%	1.86%
Net investment loss	(1.07)%	(0.95)%	(0.98)%	(1.14)%	(1.20)%
Supplemental data
Portfolio turnover rate	40%	59%	85%	114%	94%
Net assets, end of period (000s omitted)	$3,365	$2,888	$3,415	$4,212	$4,628

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.52	$16.70	$18.87	$22.56	$20.85
Net investment income	0.04 [1]	0.04	0.04 [1]	0.02	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	4.52	3.24	0.06	2.24	4.00

Total from investment operations	4.56	3.28	0.10	2.26	4.00
Distributions to shareholders from
Net investment income	0.00	(0.05)	0.00	0.00	(0.06)
Net realized gains	(2.53)	(0.41)	(2.27)	(5.95)	(2.23)

Total distributions to shareholders	(2.53)	(0.46)	(2.27)	(5.95)	(2.29)
Net asset value, end of period	$21.55	$19.52	$16.70	$18.87	$22.56
Total return	26.13%	20.18%	1.20%	11.54%	19.71%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.81%	0.79%	0.78%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.19%	0.23%	0.23%	0.11%	0.01%
Supplemental data
Portfolio turnover rate	40%	59%	85%	114%	94%
Net assets, end of period (000s omitted)	$10,360	$157,462	$140,581	$153,009	$142,754

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.87	$16.20	$18.43	$22.22	$20.61
Net investment loss	(0.03)[1]	(0.01)[1]	(0.01)[1]	(0.03)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	4.40	3.12	0.05	2.19	3.93

Total from investment operations	4.37	3.11	0.04	2.16	3.88
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00	0.00	(0.04)
Net realized gains	(2.53)	(0.41)	(2.27)	(5.95)	(2.23)

Total distributions to shareholders	(2.53)	(0.44)	(2.27)	(5.95)	(2.27)
Net asset value, end of period	$20.71	$18.87	$16.20	$18.43	$22.22
Total return	26.01%	19.68%	0.88%	11.22%	19.35%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.16%	1.16%	1.11%	1.09%
Net expenses	0.94%	0.94%	0.93%	0.90%	0.90%
Net investment loss	(0.18)%	(0.04)%	(0.09)%	(0.16)%	(0.24)%
Supplemental data
Portfolio turnover rate	40%	59%	85%	114%	94%
Net assets, end of period (000s omitted)	$5,950	$23,144	$31,064	$34,886	$67,830

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.44	$16.65	$18.84	$22.54	$20.84
Net investment income	0.01 [1]	0.02 [1]	0.03 [1]	0.02 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	4.55	3.22	0.05	2.23	4.00

Total from investment operations	4.56	3.24	0.08	2.25	4.01
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00	0.00	(0.08)
Net realized gains	(2.53)	(0.41)	(2.27)	(5.95)	(2.23)

Total distributions to shareholders	(2.53)	(0.45)	(2.27)	(5.95)	(2.31)
Net asset value, end of period	$21.47	$19.44	$16.65	$18.84	$22.54
Total return	26.25%	20.00%	1.09%	11.50%	19.76%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.91%	0.84%	0.82%
Net expenses	0.70%	0.70%	0.68%	0.65%	0.65%
Net investment income	0.05%	0.13%	0.16%	0.09%	0.05%
Supplemental data
Portfolio turnover rate	40%	59%	85%	114%	94%
Net assets, end of period (000s omitted)	$20,229	$24,653	$23,670	$22,578	$49,816

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Capital Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund. Information for Class R4 shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange

Notes to financial statements	Wells Fargo Capital Growth Fund	23

rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $75,816,195 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$53,214,304
Gross unrealized losses	(853,437)
Net unrealized gains	$52,360,867

24	Wells Fargo Capital Growth Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification are due to equalization payments and net operating losses. At July 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$16,448,219	$196,835	$(16,645,054)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$20,367,246	$0	$0	$20,367,246
Energy	1,239,719	0	0	1,239,719
Financials	6,859,095	0	0	6,859,095
Health care	17,702,293	0	0	17,702,293
Industrials	15,173,349	0	0	15,173,349
Information technology	55,618,056	0	0	55,618,056
Materials	7,949,449	0	0	7,949,449
Real estate	1,012,800	0	0	1,012,800

Short-term investments
Investment companies	922,555	0	0	922,555
Investments measured at net asset value*				1,332,500
Total assets	$126,844,562	$0	$0	$128,177,062

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,332,500 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Capital Growth Fund	25

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.60% for Class R6 shares, 0.94% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $2,211 from the sale of Class A. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

26	Wells Fargo Capital Growth Fund	Notes to financial statements

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $83,485,466 and $281,224,165, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$5,090,507	$614,987
Long-term capital gain	27,751,550	6,526,136

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$57,742,009	$52,360,867

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Capital Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Capital Growth Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

28	Wells Fargo Capital Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 35.16% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $35,626,926 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018. Long-term capital gains in the amount of $7,875,376 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $2,066,242 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $5,090,507 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Capital Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Capital Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Capital Growth Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

32	Wells Fargo Capital Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Capital Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Capital Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Capital Growth Fund	33

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the one-, three- and five-year periods under review, but lower than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Growth Index, for the one-year period under review, but lower than its benchmark index for the three-, five-, and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

34	Wells Fargo Capital Growth Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Capital Growth Fund	35

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

36	Wells Fargo Capital Growth Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Capital Growth Fund	37
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314793 09-18 A200/AR200 07-18

Annual Report

July 31, 2018

Wells Fargo Disciplined U.S. Core Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Disciplined U.S. Core Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Disciplined U.S. Core Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Disciplined U.S. Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser‡

Wells Capital Management Incorporated

Portfolio managers

Justin Carr, CFA®

Greg W. Golden, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVSAX)	2-28-1990	6.79	11.13	9.50	13.28	12.45	10.15	0.85	0.85
Class C (EVSTX)	6-30-1999	11.41	11.60	9.32	12.41	11.60	9.32	1.60	1.60
Class R (EVSHX)	9-30-2015	–	–	–	12.97	12.16	9.86	1.10	1.10
Class R6 (EVSRX)	9-30-2015	–	–	–	13.78	12.94	10.59	0.42	0.42
Administrator Class (EVSYX)	2-21-1995	–	–	–	13.40	12.59	10.33	0.77	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	13.65	12.89	10.56	0.52	0.48
S&P 500 Index[4]	–	–	–	–	16.24	13.12	10.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Disciplined U.S. Core Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

‡	Wells Capital Management Incorporated became the subadviser of the Fund on January 1, 2018.

[1]

Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.87% for Class A, 1.62% for Class C, 1.12% for Class R, 0.43% for Class R6, 0.74% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Disciplined U.S. Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2018.

∎

Stock selection was the main performance detractor, adding value in only 2 out of 11 sectors. Favorable stock selection came from the materials and health care sectors. Notable weakness in stock selection was found within consumer discretionary, industrials, financials, telecommunication services, and utilities.

∎

Sector weighting decisions were modestly positive. Contributions to total return came from being underweight within the consumer staples and utilities sectors. Performance detractors included being underweight within consumer discretionary and having overweight exposures to health care and materials sectors. Variation in sector weights were relatively small, as is typical for the strategy.

The combination of a moderate growth economy and potential benefits of tax reform boosted investor sentiment and broad market averages over the trailing 12-month period. Both manufacturing and retail sales were generally positive and continued job growth offset concerns from the U.S. Federal Reserve’s (Fed’s) stated goal of normalizing interest rates.

Ten largest holdings (%) as of July 31, 2018[6]
Apple Incorporated	4.16%
Microsoft Corporation	4.02%
Amazon.com Incorporated	3.11%
Facebook Incorporated Class A	2.04%
Johnson & Johnson	2.02%
Alphabet Incorporated Class C	1.99%
Exxon Mobil Corporation	1.95%
Alphabet Incorporated Class A	1.92%
JPMorgan Chase & Company	1.88%
Berkshire Hathaway Incorporated Class B	1.83%

Stock selection detracted from performance while sector allocation decisions helped.

Stock selection was the main detractor from performance during the period. The most notable weakness came from the consumer discretionary sector, specifically due to our overweight position in Nutrisystem, Incorporated*, and lack of exposure to Netflix, Incorporated. A slight underweight earlier in the year to Amazon.com, Incorporated, also negatively affected relative performance. Within industrials, performance headwinds came from the timing of the purchase of machinery maker Caterpillar, Incorporated, which was added to the portfolio later in the reporting period. The portfolio did benefit from being underweight industrial conglomerate General Electric Company*, which declined nearly 45% over the trailing 12-month period.

Sector distribution as of July 31, 2018[7]

Other contributors to stock selection included holdings within the chemicals subsector, such as LyondellBasell Industries N.V.; an overweight position in The Boeing Company within the aerospace industry; and an overweight position in semiconductor manufacturer Micron Technology, Incorporated.

In terms of sector-weighting decisions, top contributions to total return came from being underweight within the consumer staples and utilities sectors. Performance detractors included being underweight within consumer discretionary and having overweight exposures to health care and materials.

Our market outlook is favorable.

As we have noted in previous quarters, we believe the trends of modest economic growth, strong corporate profit growth, and favorable fiscal policy are likely to continue. Leading economic indicators point to moderate economic growth over the medium term supporting further sales and earnings growth.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Disciplined U.S. Core Fund	9

On balance, risk levels are slightly elevated relative to the beginning of the year. We believe that stock valuations are supported by current fundamentals. With the significant earnings growth reported so far in 2018, valuation multiples have contracted. While the risk of a significant uptick in inflation seems to have lessened, geopolitical risks and the prospects for tighter monetary policy have increased. However, we expect a damaging trade war will be averted, Fed policy will be well communicated and data dependent, and the pace of monetary policy normalization will be gradual.

We continue to expect a heightened level of volatility throughout 2018 as the markets price in changing expectations for trade and monetary policies. We will focus on company fundamentals while being mindful of the evolving macroeconomic environment and its impact on the expectations for corporate earnings as well as investors’ risk appetites.

We strive to add value relative to the benchmark.

Within the Fund, we strive to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on building a stock portfolio that emphasizes attractive valuations, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe the Fund may provide shareholders with meaningful capital appreciation over time.

10	Wells Fargo Disciplined U.S. Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$985.52	$4.16	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.24	0.83%
Class C
Actual	$1,000.00	$981.31	$7.90	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.23	$8.04	1.58%
Class R
Actual	$1,000.00	$984.04	$5.41	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.51	1.08%
Class R6
Actual	$1,000.00	$987.50	$2.01	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.18	$2.05	0.40%
Administrator Class
Actual	$1,000.00	$985.89	$3.70	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Institutional Class
Actual	$1,000.00	$987.37	$2.40	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Disciplined U.S. Core Fund	11

Security name	Shares	Value

Common Stocks: 99.48%

Consumer Discretionary: 12.24%

Automobiles: 0.69%
Ford Motor Company	1,027,981	$10,320,929

Hotels, Restaurants & Leisure: 0.97%
Carnival Corporation	128,187	7,593,798
Las Vegas Sands Corporation	96,208	6,917,355

		14,511,153

Household Durables: 0.59%
Garmin Limited	59,037	3,686,861
NVR Incorporated †	1,164	3,211,977
Pulte Group Incorporated	65,134	1,855,668

		8,754,506

Internet & Direct Marketing Retail: 3.11%
Amazon.com Incorporated †	26,017	46,243,656

Media: 2.81%
Comcast Corporation Class A	139,209	4,980,898
John Wiley & Sons Incorporated Class A	112,425	7,099,639
News Corporation Class A	267,929	4,037,690
The Walt Disney Company	144,096	16,363,542
Twenty-First Century Fox Incorporated Class A	162,345	7,305,525
Viacom Incorporated Class B	71,642	2,081,200

		41,868,494

Multiline Retail: 1.25%
Kohl’s Corporation	67,183	4,962,808
Macy’s Incorporated	219,362	8,715,252
Target Corporation	61,252	4,941,811

		18,619,871

Specialty Retail: 2.82%
Best Buy Company Incorporated	123,809	9,289,389
Lowe’s Companies Incorporated	37,682	3,743,330
Ross Stores Incorporated	54,699	4,782,334
The Home Depot Incorporated	98,936	19,541,839
The TJX Companies Incorporated	46,840	4,555,658

		41,912,550

Consumer Staples: 6.06%

Beverages: 0.48%
Molson Coors Brewing Company Class B	105,855	7,092,285

Food & Staples Retailing: 2.79%
Costco Wholesale Corporation	20,679	4,522,704
The Kroger Company	318,632	9,240,328

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Food & Staples Retailing (continued)
Wal-Mart Stores Incorporated	176,591	$15,757,215
Walgreens Boots Alliance Incorporated	177,778	12,021,348

		41,541,595

Food Products: 1.65%
Cal-Maine Foods Incorporated †	157,086	7,068,870
General Mills Incorporated	97,340	4,483,480
Sanderson Farms Incorporated	56,402	5,687,014
Tyson Foods Incorporated Class A	125,893	7,257,731

		24,497,095

Household Products: 1.14%
Kimberly-Clark Corporation	97,089	11,054,554
The Procter & Gamble Company	73,814	5,970,076

		17,024,630

Energy: 5.88%

Oil, Gas & Consumable Fuels: 5.88%
Chevron Corporation	187,271	23,646,709
Exxon Mobil Corporation	355,200	28,952,352
HollyFrontier Corporation	52,625	3,924,773
Kinder Morgan Incorporated	585,489	10,409,994
ONEOK Incorporated	134,085	9,444,947
Valero Energy Corporation	93,580	11,075,193

		87,453,968

Financials: 13.47%

Banks: 6.03%
Bank of America Corporation	689,835	21,302,105
Citigroup Incorporated	273,373	19,652,785
Citizens Financial Group Incorporated	96,279	3,829,979
Fifth Third Bancorp	100,382	2,970,303
JPMorgan Chase & Company	243,305	27,967,910
People’s United Financial Incorporated	189,827	3,460,546
Popular Incorporated	115,752	5,744,772
Regions Financial Corporation	259,649	4,832,068

		89,760,468

Capital Markets: 1.80%
Bank of New York Mellon Corporation	130,574	6,981,792
Eaton Vance Corporation	112,445	5,974,203
Evercore Partners Incorporated Class A	81,962	9,261,706
Waddell & Reed Financial Incorporated Class A	223,080	4,619,987

		26,837,688

Consumer Finance: 0.35%
Synchrony Financial	181,025	5,238,864

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Disciplined U.S. Core Fund	13

Security name	Shares	Value

Diversified Financial Services: 1.83%
Berkshire Hathaway Incorporated Class B †	137,372	$27,181,798

Insurance: 3.18%
AFLAC Incorporated	227,690	10,596,693
MetLife Incorporated	233,206	10,666,842
Principal Financial Group Incorporated	84,589	4,912,929
Prudential Financial Incorporated	100,130	10,104,118
The Progressive Corporation	182,647	10,960,646

		47,241,228

Thrifts & Mortgage Finance: 0.28%
MGIC Investment Corporation †	335,932	4,192,431

Health Care: 15.14%

Biotechnology: 2.69%
AbbVie Incorporated	177,085	16,332,550
Amgen Incorporated	74,192	14,582,438
Gilead Sciences Incorporated	117,939	9,179,192

		40,094,180

Health Care Equipment & Supplies: 2.68%
Abbott Laboratories	248,664	16,297,439
Baxter International Incorporated	134,501	9,744,597
ICU Medical Incorporated †	11,282	3,235,678
Medtronic plc	117,782	10,627,470

		39,905,184

Health Care Providers & Services: 3.79%
Anthem Incorporated	47,203	11,942,359
CVS Health Corporation	176,842	11,469,972
Magellan Health Services Incorporated †	31,558	2,295,845
McKesson Corporation	54,180	6,805,008
UnitedHealth Group Incorporated	94,529	23,936,633

		56,449,817

Life Sciences Tools & Services: 0.40%
Thermo Fisher Scientific Incorporated	25,035	5,871,459

Pharmaceuticals: 5.58%
Bristol-Myers Squibb Company	151,955	8,927,356
Eli Lilly & Company	52,332	5,170,925
Johnson & Johnson	226,743	30,047,982
Merck & Company Incorporated	270,533	17,820,009
Pfizer Incorporated	528,068	21,085,755

		83,052,027

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Industrials: 9.11%

Aerospace & Defense: 1.46%
Huntington Ingalls Industries Incorporated	5,267	$1,227,474
Northrop Grumman Corporation	12,196	3,664,776
Raytheon Company	18,054	3,575,234
The Boeing Company	25,760	9,178,288
United Technologies Corporation	30,352	4,119,980

		21,765,752

Air Freight & Logistics: 0.88%
FedEx Corporation	53,290	13,102,412

Airlines: 1.59%
Copa Holdings SA Class A	33,493	3,260,209
Delta Air Lines Incorporated	180,457	9,820,470
Hawaiian Holdings Incorporated	177,079	7,100,868
United Continental Holdings Incorporated †	42,689	3,432,196

		23,613,743

Commercial Services & Supplies: 0.97%
Herman Miller Incorporated	118,977	4,503,279
Waste Management Incorporated	109,798	9,881,820

		14,385,099

Construction & Engineering: 0.66%
MasTec Incorporated †	136,162	6,338,341
Quanta Services Incorporated †	103,507	3,526,483

		9,864,824

Electrical Equipment: 0.82%
AMETEK Incorporated	53,898	4,193,264
Emerson Electric Company	110,683	8,000,167

		12,193,431

Industrial Conglomerates: 0.65%
Honeywell International Incorporated	60,998	9,738,331

Machinery: 1.56%
Caterpillar Incorporated	66,890	9,618,782
Cummins Incorporated	41,862	5,978,312
Illinois Tool Works Incorporated	21,662	3,104,814
Paccar Incorporated	67,467	4,433,931

		23,135,839

Professional Services: 0.52%
Manpower Incorporated	82,684	7,711,110

Information Technology: 25.63%

Communications Equipment: 1.33%
Cisco Systems Incorporated	468,665	19,819,843

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Disciplined U.S. Core Fund	15

Security name	Shares	Value

Internet Software & Services: 5.94%
Alphabet Incorporated Class A †	23,250	$28,532,865
Alphabet Incorporated Class C †	24,320	29,603,763
Facebook Incorporated Class A †	175,888	30,354,751

		88,491,379

IT Services: 3.33%
Accenture plc Class A	87,174	13,889,433
CACI International Incorporated Class A †	17,093	2,994,694
International Business Machines Corporation	101,050	14,645,177
Total System Services Incorporated	97,666	8,940,346
Visa Incorporated Class A	66,149	9,045,214

		49,514,864

Semiconductors & Semiconductor Equipment: 4.20%
Applied Materials Incorporated	127,862	6,217,929
Cypress Semiconductor Corporation	416,055	7,409,940
Intel Corporation	446,255	21,464,866
Lam Research Corporation	17,476	3,331,625
Micron Technology Incorporated †	231,476	12,219,618
NVIDIA Corporation	20,674	5,062,236
Texas Instruments Incorporated	61,408	6,835,939

		62,542,153

Software: 5.44%
Activision Blizzard Incorporated	62,711	4,604,242
Microsoft Corporation	563,862	59,814,481
Oracle Corporation	346,551	16,523,552

		80,942,275

Technology Hardware, Storage & Peripherals: 5.39%
Apple Incorporated	325,276	61,896,770
HP Incorporated	457,026	10,548,160
Western Digital Corporation	110,460	7,748,769

		80,193,699

Materials: 3.55%

Chemicals: 1.30%
Huntsman Corporation	276,255	9,262,830
LyondellBasell Industries NV Class A	91,791	10,169,525

		19,432,355

Containers & Packaging: 0.54%
Avery Dennison Corporation	69,952	8,022,095

Metals & Mining: 1.22%
Freeport-McMoRan Incorporated	550,818	9,088,497
Newmont Mining Corporation	245,533	9,006,150

		18,094,647

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Paper & Forest Products: 0.49%
Louisiana-Pacific Corporation		271,728	$7,314,918

Real Estate: 3.42%

Equity REITs: 2.93%
American Tower Corporation		79,962	11,853,567
Crown Castle International Corporation		26,720	2,961,378
Equinix Incorporated		24,460	10,744,789
GGP Incorporated		70,508	1,503,231
Kimco Realty Corporation		254,593	4,249,157
Prologis Incorporated		65,075	4,270,222
Weyerhaeuser Company		235,862	8,061,763

			43,644,107

Real Estate Management & Development: 0.49%
CBRE Group Incorporated Class A †		144,833	7,212,683

Telecommunication Services: 2.39%

Diversified Telecommunication Services: 2.39%
AT&T Incorporated		659,452	21,082,680
Verizon Communications Incorporated		280,594	14,489,874

			35,572,554

Utilities: 2.59%

Electric Utilities: 0.92%
Exelon Corporation		243,461	10,347,093
Otter Tail Corporation		69,909	3,383,596

			13,730,689

Gas Utilities: 0.71%
New Jersey Resources Corporation		90,130	4,168,513
UGI Corporation		118,957	6,321,375

			10,489,888

Multi-Utilities: 0.96%
CenterPoint Energy Incorporated		317,102	9,031,062
DTE Energy Company		48,664	5,281,991

			14,313,053

Total Common Stocks (Cost $1,151,698,459)			1,480,507,619

	Yield
Short-Term Investments: 0.60%

Investment Companies: 0.60%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83%	9,015,872	9,015,872

Total Short-Term Investments (Cost $9,015,872)			9,015,872

Total investments in securities (Cost $1,160,714,331)	100.08%	1,489,523,491
Other assets and liabilities, net	(0.08)	(1,252,508)

Total net assets	100.00%	$1,488,270,983

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Disciplined U.S. Core Fund	17

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	13,021,998	111,425,421	124,447,419	0	$0	$(1,302)	$34,919	$0
Wells Fargo Government Money Market Fund Select Class	5,020,581	208,385,658	204,390,367	9,015,872	0	0	125,563	9,015,872

					$0	$(1,302)	$160,482	$9,015,872	0.60%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Disciplined U.S. Core Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $1,151,698,459)	$1,480,507,619
Investments in affiliated securities, at value (cost $9,015,872)	9,015,872
Receivable for Fund shares sold	671,002
Receivable for dividends	1,686,531
Prepaid expenses and other assets	196,592

Total assets	1,492,077,616

Liabilities
Payable for Fund shares redeemed	3,060,099
Management fee payable	423,087
Administration fees payable	162,268
Distribution fees payable	32,241
Trustees’ fees and expenses payable	1,519
Accrued expenses and other liabilities	127,419

Total liabilities	3,806,633

Total net assets	$1,488,270,983

NET ASSETS CONSIST OF
Paid-in capital	$1,086,695,496
Undistributed net investment income	18,219,041
Accumulated net realized gains on investments	54,547,286
Net unrealized gains on investments	328,809,160

Total net assets	$1,488,270,983

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$480,602,092
Shares outstanding – Class A1	27,154,270
Net asset value per share – Class A	$17.70
Maximum offering price per share – Class A2	$18.78
Net assets – Class C	$52,646,871
Shares outstanding – Class C1	3,232,901
Net asset value per share – Class C	$16.28
Net assets – Class R	$3,298,191
Shares outstanding – Class R1	184,471
Net asset value per share – Class R	$17.88
Net assets – Class R6	$445,678,066
Shares outstanding – Class R6[1]	24,530,664
Net asset value per share – Class R6	$18.17
Net assets – Administrator Class	$94,057,606
Shares outstanding – Administrator Class[1]	5,176,164
Net asset value per share – Administrator Class	$18.17
Net assets – Institutional Class	$411,988,157
Shares outstanding – Institutional Class[1]	22,914,778
Net asset value per share – Institutional Class	$17.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Disciplined U.S. Core Fund	19

Investment income
Dividends (net of foreign withholding taxes of $6,851)	$26,480,851
Income from affiliated securities	160,482

Total investment income	26,641,333

Expenses
Management fee	4,274,359
Administration fees
Class A	1,020,702
Class C	113,846
Class R	5,263
Class R6	59,181
Administrator Class	124,646
Institutional Class	523,055
Shareholder servicing fees
Class A	1,215,122
Class C	135,531
Class R	6,265
Administrator Class	239,492
Distribution fees
Class C	406,593
Class R	6,265
Custody and accounting fees	39,188
Professional fees	53,403
Registration fees	137,881
Shareholder report expenses	73,390
Trustees’ fees and expenses	22,956
Other fees and expenses	26,894

Total expenses	8,484,032
Less: Fee waivers and/or expense reimbursements	(109,988)

Net expenses	8,374,044

Net investment income	18,267,289

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments	58,671,899

Net change in unrealized gains (losses) on:
Unaffiliated securities	83,410,869
Affiliated securities	(1,302)

Net change in unrealized gains (losses) on investments	83,409,567

Net realized and unrealized gains (losses) on investments	142,081,466

Net increase in net assets resulting from operations	$160,348,755

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Disciplined U.S. Core Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment income		$18,267,289		$13,483,173
Net realized gains on investments		58,671,899		40,249,528
Net change in unrealized gains (losses) on investments		83,409,567		73,326,880

Net increase in net assets resulting from operations		160,348,755		127,059,581

Distributions to shareholders from
Net investment income
Class A		(4,337,310)		(4,241,326)
Class C		(71,920)		(349,824)
Class R		(19,170)		(11,093)
Class R6		(2,941,311)		(347,445)
Administrator Class		(938,093)		(881,706)
Institutional Class		(5,006,239)		(3,455,983)
Net realized gains
Class A		(16,367,452)		(5,786,410)
Class C		(1,975,046)		(762,481)
Class R		(67,065)		(10,965)
Class R6		(7,459,553)		(335,630)
Administrator Class		(3,240,553)		(1,132,641)
Institutional Class		(13,501,914)		(3,458,102)

Total distributions to shareholders		(55,925,626)		(20,773,606)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,025,519	51,764,763	7,395,158	112,884,775
Class C	374,010	5,918,031	944,833	13,103,182
Class R	106,436	1,833,037	123,340	1,889,259
Class R6	31,753,862	558,773,061	2,649,029	41,071,466
Administrator Class	801,468	14,055,574	2,626,510	40,190,122
Institutional Class	9,147,678	158,493,564	17,067,003	262,837,225

		790,838,030		471,976,029

Reinvestment of distributions
Class A	1,131,935	19,445,471	632,192	9,490,471
Class C	117,892	1,860,460	67,906	944,467
Class R	4,876	84,764	1,447	22,058
Class R6	589,809	10,399,263	44,450	683,075
Administrator Class	230,133	4,058,515	122,191	1,880,016
Institutional Class	851,853	14,861,788	358,107	5,452,012

		50,710,261		18,472,099

Payment for shares redeemed
Class A	(5,686,039)	(97,150,526)	(7,798,736)	(119,001,666)
Class C	(852,666)	(13,443,380)	(897,430)	(12,701,056)
Class R	(48,086)	(836,247)	(17,137)	(260,936)
Class R6	(10,312,522)	(185,383,377)	(464,804)	(7,429,067)
Administrator Class	(1,497,144)	(26,145,921)	(4,970,876)	(75,703,203)
Institutional Class	(8,454,555)	(147,923,158)	(7,177,876)	(112,590,745)

		(470,882,609)		(327,686,673)

Net increase in net assets resulting from capital share transactions		370,665,682		162,761,455

Total increase in net assets		475,088,811		269,047,430

Net assets
Beginning of period		1,013,182,172		744,134,742

End of period		$1,488,270,983		$1,013,182,172

Undistributed net investment income		$18,219,041		$13,265,795

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.30	$14.50	$15.45	$16.29	$16.27
Net investment income	0.24	0.22	0.21	0.21	0.19
Net realized and unrealized gains (losses) on investments	1.90	1.94	0.47	1.60	2.35

Total from investment operations	2.14	2.16	0.68	1.81	2.54
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.19)	(0.16)	(0.24)
Net realized gains	(0.59)	(0.21)	(1.44)	(2.49)	(2.28)

Total distributions to shareholders	(0.74)	(0.36)	(1.63)	(2.65)	(2.52)
Net asset value, end of period	$17.70	$16.30	$14.50	$15.45	$16.29
Total return[1]	13.28%	15.12%	5.22%	12.01%	17.00%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.85%	0.87%	0.89%	0.93%
Net expenses	0.83%	0.85%	0.87%	0.89%	0.92%
Net investment income	1.33%	1.45%	1.60%	1.43%	1.27%
Supplemental data
Portfolio turnover rate	73%	60%	52%	53%	71%
Net assets, end of period (000s omitted)	$480,602	$467,491	$412,629	$331,123	$305,577

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.04	$13.45	$14.50	$15.47	$15.58
Net investment income	0.09	0.10	0.14	0.13	0.08
Net realized and unrealized gains (losses) on investments	1.76	1.79	0.38	1.48	2.23

Total from investment operations	1.85	1.89	0.52	1.61	2.31
Distributions to shareholders from
Net investment income	(0.02)	(0.09)	(0.13)	(0.09)	(0.14)
Net realized gains	(0.59)	(0.21)	(1.44)	(2.49)	(2.28)

Total distributions to shareholders	(0.61)	(0.30)	(1.57)	(2.58)	(2.42)
Net asset value, end of period	$16.28	$15.04	$13.45	$14.50	$15.47
Total return[1]	12.41%	14.27%	4.43%	11.18%	16.10%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.60%	1.62%	1.64%	1.68%
Net expenses	1.58%	1.60%	1.62%	1.64%	1.67%
Net investment income	0.58%	0.69%	0.82%	0.66%	0.51%
Supplemental data
Portfolio turnover rate	73%	60%	52%	53%	71%
Net assets, end of period (000s omitted)	$52,647	$54,054	$46,801	$20,680	$10,913

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2018	2017	2016[1]
Net asset value, beginning of period	$16.51	$14.77	$14.62
Net investment income	0.18 [2]	0.17 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	1.94	1.99	1.72

Total from investment operations	2.12	2.16	1.85
Distributions to shareholders from
Net investment income	(0.16)	(0.21)	(0.26)
Net realized gains	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.75)	(0.42)	(1.70)
Net asset value, end of period	$17.88	$16.51	$14.77
Total return[3]	12.97%	14.86%	13.56%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.10%	1.12%
Net expenses	1.08%	1.10%	1.12%
Net investment income	1.04%	1.10%	1.12%
Supplemental data
Portfolio turnover rate	73%	60%	52%
Net assets, end of period (000s omitted)	$3,298	$2,001	$201

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016[1]
Net asset value, beginning of period	$16.71	$14.86	$14.62
Net investment income	0.30 [2]	0.28 [2]	0.22 [2]
Net realized and unrealized gains (losses) on investments	1.97	1.99	1.72

Total from investment operations	2.27	2.27	1.94
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.26)
Net realized gains	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.81)	(0.42)	(1.70)
Net asset value, end of period	$18.17	$16.71	$14.86
Total return[3]	13.78%	15.56%	14.24%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.42%	0.44%
Net expenses	0.40%	0.42%	0.43%
Net investment income	1.71%	1.77%	1.88%
Supplemental data
Portfolio turnover rate	73%	60%	52%
Net assets, end of period (000s omitted)	$445,678	$41,770	$4,024

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	25

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.71	$14.85	$15.80	$16.60	$16.47
Net investment income	0.25 [1]	0.25 [1]	0.24 [1]	0.25 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	1.97	1.98	0.48	1.63	2.35

Total from investment operations	2.22	2.23	0.72	1.88	2.60
Distributions to shareholders from
Net investment income	(0.17)	(0.16)	(0.23)	(0.19)	(0.19)
Net realized gains	(0.59)	(0.21)	(1.44)	(2.49)	(2.28)

Total distributions to shareholders	(0.76)	(0.37)	(1.67)	(2.68)	(2.47)
Net asset value, end of period	$18.17	$16.71	$14.85	$15.80	$16.60
Total return	13.40%	15.24%	5.36%	12.20%	17.12%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.77%	0.78%	0.74%	0.76%
Net expenses	0.74%	0.74%	0.74%	0.73%	0.74%
Net investment income	1.42%	1.60%	1.71%	1.58%	1.56%
Supplemental data
Portfolio turnover rate	73%	60%	52%	53%	71%
Net assets, end of period (000s omitted)	$94,058	$94,294	$116,807	$63,544	$50,498

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.55	$14.72	$15.66	$16.47	$16.43
Net investment income	0.28	0.27 [1]	0.28 [1]	0.30	0.26 [1]
Net realized and unrealized gains (losses) on investments	1.95	1.98	0.47	1.61	2.37

Total from investment operations	2.23	2.25	0.75	1.91	2.63
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.25)	(0.23)	(0.31)
Net realized gains	(0.59)	(0.21)	(1.44)	(2.49)	(2.28)

Total distributions to shareholders	(0.80)	(0.42)	(1.69)	(2.72)	(2.59)
Net asset value, end of period	$17.98	$16.55	$14.72	$15.66	$16.47
Total return	13.65%	15.51%	5.64%	12.55%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.52%	0.54%	0.47%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.47%	0.48%
Net investment income	1.67%	1.76%	1.96%	1.86%	1.63%
Supplemental data
Portfolio turnover rate	73%	60%	52%	53%	71%
Net assets, end of period (000s omitted)	$411,988	$353,573	$163,674	$109,901	$91,144

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

28	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $1,171,763,575 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$334,467,066
Gross unrealized losses	(16,707,150)
Net unrealized gains	$317,759,916

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	29

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$182,231,159	$0	$0	$182,231,159
Consumer staples	90,155,605	0	0	90,155,605
Energy	87,453,968	0	0	87,453,968
Financials	200,452,477	0	0	200,452,477
Health care	225,372,667	0	0	225,372,667
Industrials	135,510,541	0	0	135,510,541
Information technology	381,504,213	0	0	381,504,213
Materials	52,864,015	0	0	52,864,015
Real estate	50,856,790	0	0	50,856,790
Telecommunications	35,572,554	0	0	35,572,554
Utilities	38,533,630	0	0	38,533,630

Short-term investments
Investment companies	9,015,872	0	0	9,015,872
Total assets	$1,489,523,491	$0	$0	$1,489,523,491

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadvisor to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase. Prior to January 1, 2018, Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, was the subadviser to the Fund. In connection with the completion of the merger of Golden Capital Management, LLC into WellsCap on January 1, 2018, WellsCap became the subadviser to the Fund. The merger did not result in any change to the services provided to the Fund or to its strategies or fees and expenses.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

30	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.43% for Class R6 shares, 0.74% for Administrator Class, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $24,063 from the sale of Class A shares and $227 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $312,926,405 and $139,638,697 in interfund purchases and sales, respectively, during the year ended July 31, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $1,245,655,110 and $901,253,266, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	31

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$27,352,794	$9,287,377
Long-term capital gain	28,572,832	11,486,229

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$19,977,062	$63,885,783	$317,759,916

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

32	Wells Fargo Disciplined U.S. Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined U.S. Core Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	33

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 66.60% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $28,572,832 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $18,972,307 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $35,950 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, $14,038,751 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	37

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Disciplined U.S. Core Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the S & P 500 Index, for the three-, five-, and ten-year periods under review, but lower than its benchmark index for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	39

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40	Wells Fargo Disciplined U.S. Core Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Disciplined U.S. Core Fund	41
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

42	Wells Fargo Disciplined U.S. Core Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

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This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314794 09-18 A203/AR203 07-18

Annual Report

July 31, 2018

Wells Fargo Endeavor Select Fund

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The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Endeavor Select Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Endeavor Select Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Endeavor Select Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Endeavor Select Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Endeavor Select Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Endeavor Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of July 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STAEX)	12-29-2000	20.09	13.72	8.65	27.35	15.07	9.30	1.22	1.20
Class C (WECCX)	12-29-2000	25.43	14.22	8.49	26.43	14.22	8.49	1.97	1.95
Administrator Class (WECDX)	4-8-2005	–	–	–	27.55	15.34	9.56	1.14	1.00
Institutional Class (WFCIX)	4-8-2005	–	–	–	28.01	15.57	9.78	0.89	0.80
Russell 1000® Growth Index[3]	–	–	–	–	22.84	15.83	12.37	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Endeavor Select Fund	7

Growth of $10,000 investment as of July 31, 2018[4]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Endeavor Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2018.

∎	Stock selection in the consumer discretionary sector contributed to performance.

∎	Stock selection in the health care sector detracted from performance.

For much of the period, bullish sentiment for U.S. equities was apparent as global growth was synchronized, corporate earnings were strong, widespread tax cuts had been passed, and deregulations were being enacted. More recently, however, a combination of crosscurrents from macro and geopolitical sources caused a downshift in growth expectations. The most significant change to outlooks came from markets outside the U.S. Arguably the biggest factor precipitating the downshift in growth came from concerns around global trade. The U.S. government expanded tariffs on goods from around the world, with a particular focus on China. This prompted retaliation from China and other trading partners, heightening fears of a possible trade war. These recent global developments highlighted a dynamic that we have long appreciated and incorporated into our portfolio positioning: true organic growth remains scarce and the firms that can make their own luck will be rewarded by investors with continued and new investments.

Ten largest holdings (%) as of July 31, 2018[5]
Amazon.com Incorporated	7.87
Microsoft Corporation	7.49
Visa Incorporated Class A	5.40
Alphabet Incorporated Class A	5.39
UnitedHealth Group Incorporated	5.32
Union Pacific Corporation	3.50
First Data Corporation Class A	3.50
Waste Connections Incorporated	3.45
Salesforce.com Incorporated	3.27
The Home Depot Incorporated	3.25

The Fund’s consumer discretionary holdings contributed to relative performance.

Within the consumer discretionary sector, strength was visible among internet and direct-marketing retail holdings and the portfolio management team’s security selection in this industry proved additive to returns. Shares of Amazon.com, Incorporated, appreciated over the past year as the company remains levered to powerful secular growth trends. Over the past 12 months, sales continued to accelerate while profits soared to a record level. The company also announced plans to increase the price of Amazon Prime subscriptions by 20%, while subscribers topped 100 million for the first time. Additionally, the company has made strategic acquisitions, such as Whole Foods Market, Incorporated. Amazon has continued to benefit from the powerful shift to online retail spending, while Amazon Web Services (AWS) has become the dominant provider of cloud-computing services. AWS was the largest driver of profit gains during the year. We continue to be impressed with Amazon’s growing scale in a number of large market opportunities.

Despite weakness toward the end of the period, Netflix, Incorporated, also proved additive to returns within the consumer discretionary sector. Netflix is the leading subscription video on demand (SVOD) provider with over 125 million global subscribers. SVOD is taking viewing share from traditional video viewing due to convenience, value proposition, and original content. Over the past 12 months, Netflix posted solid growth in its total streaming subscribers despite raising prices. The company attributed the net additions to content and worldwide adoption of internet video products. Netflix’s strategy is to invest aggressively in original programming to drive additional subscribers, which in turn provides more capital to reinvest in original programming.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Endeavor Select Fund	9

Sector distribution as of July 31, 2018[6]

Stock selection in the health care sector detracted from performance.

Among the Fund’s health care holdings, Celgene Corporation detracted from performance. Celgene, a global biopharmaceutical company, has a strong franchise with several drugs, including Revlimid to treat multiple myeloma and Otezla to treat psoriasis. While Revlimid has been the largest contributor to the company’s recent success and expectations for growth of Revlimid remain on track, this blockbuster drug will come off patent by the middle of 2020. As such, the company has been investing in several other drug-development trials. Over the past 12 months, the stock came under pressure when it was announced that the development of a drug to treat multiple sclerosis had its filing refused by the FDA. While Celgene intends to refile with additional data, the setback resulted in a downward revision to the company’s longer-term earnings profile.

Additionally within the sector, our position in Hologic, Incorporated, weighed on returns over the past year. Hologic is a medical device company that specializes in imaging, diagnostics, and gynecology surgical tools. The company, a leader in mammography, has developed a breast-imaging device that uses a new technology to produce a 3D image. This 3D screening test is the only one approved by the FDA and is considered superior to standard mammography. The stock came under pressure after the company missed revenue and earnings projections. The results were primarily the result of a slowdown in the surgical business. The other issue affecting Hologic over the past 12 months has been the company’s Cynosure business. Cynosure, which is a noninvasive body-contouring business, had been acquired by Hologic in an effort to diversify revenue sources. The integration of the acquisition has been slower than expected, prompting investor concern and weakness in the stock.

We remain somewhat cautious given geopolitical and macroeconomic uncertainties; however, we maintain confidence in the Fund’s positioning.

Looking broadly at financial markets through our lens of a bottom-up, fundamentally based investment process, we see ample reasons to maintain a cautious stance given factors such as trade wars, political instability, softness in China, and a hawkish Fed. We are, however, excited about companies held in the portfolio—those with organic growth and strategies that we believe are on the right side of change. Yet, with uncertainties on the rise, it may be prudent for investors to be mindful of downside risks and to moderate return expectations.

From a portfolio positioning standpoint, our strategy is to stay balanced. The portfolio includes a substantial allocation to stocks we consider to be core holdings, companies that we believe have consistent and durable fundamentals. These are businesses that our analysis suggests have profitable models, competitive advantages, and long runways of visible growth. On the other side, we own companies we consider to have idiosyncratic qualities. These are developing situations that our process finds to have unique drivers that are not yet clearly visible to other investors. These companies typically trade at reasonable valuations and, importantly, should buffer volatility if the market rotates out of momentum and high-beta factors. Finally, we are being very selective in the areas of our universe where valuations are approaching extremes, including certain cloud software, medical device, and biotechnology companies. The portfolio holds companies that we believe possess strong fundamentals and growth prospect, and yet it trades at a reasonable valuation profile. This is an attractive structure that has us excited to seek continued competitive performance for investors.

Please see footnotes on page 7.

10	Wells Fargo Endeavor Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,053.63	$6.21	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Class C
Actual	$1,000.00	$1,050.41	$10.08	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.90	1.95%
Administrator Class
Actual	$1,000.00	$1,055.27	$5.18	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$1,057.00	$4.15	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Endeavor Select Fund	11

Security name	Shares	Value

Common Stocks: 98.22%

Consumer Discretionary: 16.46%

Auto Components: 1.89%
Aptiv plc	29,800	$2,922,486

Automobiles: 1.47%
Ferrari NV «	17,200	2,281,064

Internet & Direct Marketing Retail: 9.85%
Amazon.com Incorporated †	6,853	12,180,796
Netflix Incorporated †	9,100	3,070,795

		15,251,591

Specialty Retail: 3.25%
The Home Depot Incorporated	25,483	5,033,402

Financials: 6.77%

Capital Markets: 6.77%
Intercontinental Exchange Incorporated	52,415	3,873,993
Raymond James Financial Incorporated	40,700	3,727,713
S&P Global Incorporated	14,378	2,881,926

		10,483,632

Health Care: 13.68%

Biotechnology: 1.65%
Celgene Corporation †	28,379	2,556,664

Health Care Equipment & Supplies: 6.71%
Baxter International Incorporated	31,800	2,303,910
Boston Scientific Corporation †	95,300	3,203,033
Edwards Lifesciences Corporation †	18,200	2,592,590
Hologic Incorporated †	53,300	2,287,103

		10,386,636

Health Care Providers & Services: 5.32%
UnitedHealth Group Incorporated	32,500	8,229,650

Industrials: 9.82%

Commercial Services & Supplies: 6.32%
Cintas Corporation	21,700	4,437,216
Waste Connections Incorporated	68,860	5,344,225

		9,781,441

Road & Rail: 3.50%
Union Pacific Corporation	36,200	5,426,018

Information Technology: 42.79%

Internet Software & Services: 13.02%
Alibaba Group Holding Limited ADR †	17,000	3,182,910
Alphabet Incorporated Class A †	6,799	8,343,869

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Endeavor Select Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Internet Software & Services (continued)
Alphabet Incorporated Class C †		1,350	$1,643,301
Facebook Incorporated Class A †		14,549	2,510,866
MercadoLibre Incorporated		6,400	2,194,624
Tencent Holdings Limited ADR		50,000	2,285,000

			20,160,570

IT Services: 15.94%
Fidelity National Information Services Incorporated		23,700	2,444,181
First Data Corporation Class A †		232,800	5,414,928
FleetCor Technologies Incorporated †		18,900	4,101,300
PayPal Holdings Incorporated †		21,800	1,790,652
Total System Services Incorporated		28,100	2,572,274
Visa Incorporated Class A		61,158	8,362,745

			24,686,080

Software: 13.83%
Activision Blizzard Incorporated		40,400	2,966,168
Microsoft Corporation		109,300	11,594,544
Nintendo Company Limited		41,800	1,783,606
Salesforce.com Incorporated †		36,900	5,060,835

			21,405,153

Materials: 7.55%

Chemicals: 5.23%
Air Products & Chemicals Incorporated		22,500	3,693,825
The Sherwin-Williams Company		10,000	4,407,300

			8,101,125

Construction Materials: 2.32%
Vulcan Materials Company		32,000	3,584,000

Real Estate: 1.15%

Equity REITs: 1.15%
SBA Communications Corporation †		11,200	1,772,400

Total Common Stocks (Cost $90,549,410)			152,061,912

	Yield
Short-Term Investments: 3.08%

Investment Companies: 3.08%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	2,171,758	2,171,975
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	2,588,003	2,588,003

Total Short-Term Investments (Cost $4,759,978)			4,759,978

Total investments in securities (Cost $95,309,388)	101.30%	156,821,890
Other assets and liabilities, net	(1.30)	(2,006,504)

Total net assets	100.00%	$154,815,386

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Endeavor Select Fund	13

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	0	83,846,076	81,674,318	2,171,758	$0	$0	$6,803	$2,171,975
Wells Fargo Government Money Market Fund Select Class	4,487,680	66,601,871	68,501,548	2,588,003	0	0	34,047	2,588,003

					$0	$0	$40,850	$4,759,978	3.08%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Endeavor Select Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities (including $2,161,706 of securities loaned), at value (cost $90,549,410)	$152,061,912
Investments in affiliated securities, at value (cost $4,759,978)	4,759,978
Receivable for investments sold	145,482
Receivable for Fund shares sold	461,895
Receivable for dividends	31,844
Receivable for securities lending income	381
Prepaid expenses and other assets	138,137

Total assets	157,599,629

Liabilities
Payable upon receipt of securities loaned	2,171,975
Payable for Fund shares redeemed	475,498
Management fee payable	42,121
Administration fees payable	18,953
Distribution fee payable	2,370
Trustees’ fees and expenses payable	1,510
Accrued expenses and other liabilities	71,816

Total liabilities	2,784,243

Total net assets	$154,815,386

NET ASSETS CONSIST OF
Paid-in capital	$70,667,999
Accumulated net realized gains on investments	22,634,885
Net unrealized gains on investments	61,512,502

Total net assets	$154,815,386

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$16,300,556
Shares outstanding – Class A1	1,728,201
Net asset value per share – Class A	$9.43
Maximum offering price per share – Class A2	$10.01
Net assets – Class C	$3,791,744
Shares outstanding – Class C1	586,926
Net asset value per share – Class C	$6.46
Net assets – Administrator Class	$3,067,948
Shares outstanding – Administrator Class[1]	303,096
Net asset value per share – Administrator Class	$10.12
Net assets – Institutional Class	$131,655,138
Shares outstanding – Institutional Class[1]	12,461,178
Net asset value per share – Institutional Class	$10.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Endeavor Select Fund	15

Investment income
Dividends (net of foreign withholding taxes of $8,959)	$1,118,033
Income from affiliated securities	40,850

Total investment income	1,158,883

Expenses
Management fee	1,125,660
Administration fees
Class A	29,660
Class C	7,986
Administrator Class	4,287
Institutional Class	181,460
Shareholder servicing fees
Class A	35,309
Class C	9,507
Administrator Class	8,244
Distribution fee
Class C	28,522
Custody and accounting fees	13,903
Professional fees	45,413
Registration fees	41,825
Shareholder report expenses	1,534
Trustees’ fees and expenses	23,291
Other fees and expenses	12,396

Total expenses	1,568,997
Less: Fee waivers and/or expense reimbursements	(175,724)

Net expenses	1,393,273

Net investment loss	(234,390)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	29,720,347
Net change in unrealized gains (losses) on investments	10,190,328

Net realized and unrealized gains (losses) on investments	39,910,675

Net increase in net assets resulting from operations	$39,676,285

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Endeavor Select Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment loss		$(234,390)		$(27,223)
Net realized gains on investments		29,720,347		31,650,789
Net change in unrealized gains (losses) on investments		10,190,328		(1,943,395)

Net increase in net assets resulting from operations		39,676,285		29,680,171

Distributions to shareholders from
Net investment income
Institutional Class		(159,467)		(104,471)
Net realized gains
Class A		(2,526,049)		(2,338,187)
Class C		(946,756)		(802,158)
Administrator Class		(597,659)		(612,919)
Institutional Class		(24,016,577)		(20,446,180)

Total distributions to shareholders		(28,246,508)		(24,303,915)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	742,375	6,708,296	223,513	1,869,031
Class C	68,071	431,126	16,419	100,249
Administrator Class	8,610	83,829	43,507	395,396
Institutional Class	829,379	8,252,736	926,362	8,245,314

		15,475,987		10,609,990

Reinvestment of distributions
Class A	267,712	2,179,176	285,522	2,141,414
Class C	168,269	942,309	141,389	797,434
Administrator Class	65,748	573,324	74,930	594,196
Institutional Class	2,647,483	24,092,788	2,494,029	20,451,160

		27,787,597		23,984,204

Payment for shares redeemed
Class A	(706,902)	(6,353,582)	(1,149,400)	(9,511,750)
Class B	N/A	N/A	(3,203)[1]	(22,604)[1]
Class C	(189,968)	(1,213,972)	(301,126)	(1,863,589)
Administrator Class	(155,500)	(1,499,494)	(294,386)	(2,594,416)
Institutional Class	(5,501,471)	(55,332,910)	(5,816,960)	(53,011,376)

		(64,399,958)		(67,003,735)

Net decrease in net assets resulting from capital share transactions		(21,136,374)		(32,409,541)

Total decrease in net assets		(9,706,597)		(27,033,285)

Net assets
Beginning of period		164,521,983		191,555,268

End of period		$154,815,386		$164,521,983

Undistributed (accumulated) net investment income (loss)		$0		$159,330

[1]	For the period from August 1, 2016 to September 9, 2016, Class B shares of the Fund were no longer offered to shareholders effective September 10, 2016.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.09	$8.96	$13.74	$14.13	$12.52
Net investment loss	(0.04)[1]	(0.03)[1]	(0.04)[1]	(0.08)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	2.23	1.49	(0.14)	1.65	2.37

Total from investment operations	2.19	1.46	(0.18)	1.57	2.28
Distributions to shareholders from
Net realized gains	(1.85)	(1.33)	(4.60)	(1.96)	(0.67)
Net asset value, end of period	$9.43	$9.09	$8.96	$13.74	$14.13
Total return[2]	27.35%	19.39%	(0.07)%	12.14%	18.40%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.22%	1.28%	1.24%	1.25%
Net expenses	1.20%	1.20%	1.20%	1.23%	1.24%
Net investment loss	(0.49)%	(0.33)%	(0.36)%	(0.55)%	(0.66)%
Supplemental data
Portfolio turnover rate	36%	59%	79%	126%	100%
Net assets, end of period (000s omitted)	$16,301	$12,953	$18,498	$26,197	$41,708

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$6.80	$7.09	$11.93	$12.61	$11.32
Net investment loss	(0.08)[1]	(0.07)[1]	(0.09)[1]	(0.16)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	1.59	1.11	(0.15)	1.44	2.13

Total from investment operations	1.51	1.04	(0.24)	1.28	1.96
Distributions to shareholders from
Net realized gains	(1.85)	(1.33)	(4.60)	(1.96)	(0.67)
Net asset value, end of period	$6.46	$6.80	$7.09	$11.93	$12.61
Total return[2]	26.43%	18.46%	(0.76)%	11.21%	17.60%
Ratios to average net assets (annualized)
Gross expenses	2.00%	1.97%	2.03%	1.99%	2.00%
Net expenses	1.95%	1.95%	1.95%	1.99%	1.99%
Net investment loss	(1.22)%	(1.08)%	(1.11)%	(1.32)%	(1.41)%
Supplemental data
Portfolio turnover rate	36%	59%	79%	126%	100%
Net assets, end of period (000s omitted)	$3,792	$3,676	$4,845	$6,914	$6,747

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.62	$9.38	$14.13	$14.45	$12.78
Net investment income (loss)	(0.03)[1]	(0.01)[1]	0.01 [1]	(0.05)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	2.38	1.58	(0.16)	1.69	2.42

Total from investment operations	2.35	1.57	(0.15)	1.64	2.36
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(1.85)	(1.33)	(4.60)	(1.96)	(0.67)

Total distributions to shareholders	(1.85)	(1.33)	(4.60)	(1.96)	(0.69)
Net asset value, end of period	$10.12	$9.62	$9.38	$14.13	$14.45
Total return	27.55%	19.71%	0.16%	12.38%	18.77%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.14%	1.14%	1.05%	1.06%
Net expenses	1.00%	1.00%	1.00%	0.99%	1.00%
Net investment income (loss)	(0.28)%	(0.12)%	0.06%	(0.32)%	(0.42)%
Supplemental data
Portfolio turnover rate	36%	59%	79%	126%	100%
Net assets, end of period (000s omitted)	$3,068	$3,695	$5,254	$42,776	$48,560

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.95	$9.65	$14.39	$14.65	$12.95
Net investment income (loss)	(0.01)[1]	0.00 [1,2]	0.00 [1,2]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	2.49	1.64	(0.14)	1.71	2.45

Total from investment operations	2.48	1.64	(0.14)	1.70	2.42
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	0.00	0.00	(0.05)
Net realized gains	(1.85)	(1.33)	(4.60)	(1.96)	(0.67)

Total distributions to shareholders	(1.86)	(1.34)	(4.60)	(1.96)	(0.72)
Net asset value, end of period	$10.57	$9.95	$9.65	$14.39	$14.65
Total return	28.01%	19.87%	0.27%	12.63%	18.98%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.89%	0.95%	0.81%	0.82%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.08)%	0.05%	0.04%	(0.09)%	(0.22)%
Supplemental data
Portfolio turnover rate	36%	59%	79%	126%	100%
Net assets, end of period (000s omitted)	$131,655	$144,199	$162,935	$221,801	$618,502

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Endeavor Select Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Endeavor Select Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on September 9, 2016, Class B shares of the Fund were liquidated and the class was subsequently closed. Class B shares are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through September 9, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

22	Wells Fargo Endeavor Select Fund	Notes to financial statements

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $95,804,539 and the unrealized gains consisted of:

Gross unrealized gains	$62,079,811
Gross unrealized losses	(1,062,460)
Net unrealized gains	$61,017,351

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax

Notes to financial statements	Wells Fargo Endeavor Select Fund	23

reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to equalization payments and net operating losses. At July 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$1,261,005	$234,527	$(1,495,532)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$25,488,543	$0	$0	$25,488,543
Financials	10,483,632	0	0	10,483,632
Health care	21,172,950	0	0	21,172,950
Industrials	15,207,459	0	0	15,207,459
Information technology	66,251,803	0	0	66,251,803
Materials	11,685,125	0	0	11,685,125
Real estate	1,772,400	0	0	1,772,400

Short-term investments		0	0
Investment companies	2,588,003	0	0	2,588,003
Investments measured at net asset value*		0	0	2,171,975
Total assets	$154,649,915	$0	$0	$156,821,890

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $2,171,975 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

24	Wells Fargo Endeavor Select Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $4,866 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Endeavor Select Fund	25

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $56,028,722 and $102,754,598, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$3,933,421	$104,471
Long-term capital gain	24,313,087	24,199,444

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,970,580	$20,159,456	$61,017,351

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Endeavor Select Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Endeavor Select Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Endeavor Select Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 39.47% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $25,574,092 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018. Long-term capital gains in the amount of $1,261,005 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $1,765,466 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $3,773,954 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Endeavor Select Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Endeavor Select Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Endeavor Select Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Endeavor Select Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Endeavor Select Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32	Wells Fargo Endeavor Select Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one- and three-year periods under review, but lower than the average investment performance of the Universe for the five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Growth Index, for the one-year period under review, but lower than its benchmark index for the three-, five-, and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in the range of the sum of these average rates for the Fund’s expense Groups for all share classes. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	33

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Endeavor Select Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Endeavor Select Fund	35
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

36	Wells Fargo Endeavor Select Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314795 09-18 A205/AR205 07-18

Annual Report

July 31, 2018

Wells Fargo Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Growth Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Growth Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Growth Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Growth Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGRAX)	2-24-2000	20.33	11.81	12.63	27.66	13.14	13.30	1.17	1.16
Class C (WGFCX)	12-26-2002	25.73	12.30	12.46	26.73	12.30	12.46	1.92	1.91
Class R6 (SGRHX)	9-30-2015	–	–	–	28.26	13.65	13.81	0.74	0.70
Administrator Class (SGRKX)	8-30-2002	–	–	–	27.90	13.38	13.57	1.09	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	28.21	13.62	13.80	0.84	0.75
Russell 3000® Growth Index[4]	–	–	–	–	22.86	15.55	12.27	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2018.

∎	Holdings within consumer discretionary, industrials, information technology (IT), and materials and an underweight to consumer staples aided the Fund’s performance for the period.

∎	The Fund’s performance was inhibited by stocks within the health care sector.

The equity market has remained buoyant over the trailing one-year period as strong economic fundamentals have outweighed a series of geopolitical issues, many of which were exacerbated during the first half of 2018. Strong equity performance largely has been an earnings story as robust profits have supported the market, particularly companies benefiting from secular growth drivers. For example, the success of many of our holdings in gaining share in their respective rapidly growing vertical markets has led to strong growth in revenues, cash flow, and earnings for these companies. Despite the increased volatility that emerged during the beginning of 2018, we have managed to navigate the volatility in the market well, trading around the valuation gap of many of our holdings to generate outperformance. With monetary policy expected to tighten, we believe that a tempered rise in rates is beneficial to faster-growth equities as it mollifies the bond proxy trade that has been a headwind to our investing style in recent years.

Ten largest holdings (%) as of July 31, 2018[6]
Amazon.com Incorporated	7.77
Alphabet Incorporated Class A	6.27
Facebook Incorporated Class A	3.69
Microsoft Corporation	3.42
Microchip Technology Incorporated	3.30
Visa Incorporated Class A	3.08
MasterCard Incorporated Class A	2.90
Burlington Stores Incorporated	2.21
Apple Incorporated	2.17
PayPal Holdings Incorporated	2.12

Performance of consumer discretionary holdings benefited Fund performance.

Select holdings within the consumer discretionary sector were the best-performing area of the Fund. Robust e-commerce and retail sales were driven by strong spending data, which aided companies like Amazon.com, Incorporated, as well as discount retailers like Burlington Stores, Incorporated, with differentiated concepts that offer low prices, convenience, fresh inventory, and economies of scale that cater to a distinct demographic. In addition, select railroad holdings from the industrials sector contributed to performance as firms like Norfolk Southern Corporation reported strong rail volumes and effective cost discipline, which boosted its bottom line.

We remain overweight railroad companies due to their cost efficiencies and environmental benefits of shipping goods across the country.

Sector distribution as of July 31, 2018[7]

Other areas of the Fund that performed well were the high growth areas such as payment processing and software-as-a-service industries within IT that generated market-share penetration and margin expansion in their respective vertical markets. Within the payment space, the movement toward e-commerce has had a positive effect on overall demand as more consumers are moving from cash to digital payments. Within software, demand remained strong as corporate spending continued to rise, coupled with next-generation cloud computing platforms that garnered a disproportionate share of new business at the expense of legacy solutions. The Fund’s underweight to consumer staples also added to relative performance as many high-dividend-yielding equities have struggled in conjunction with a rise in fixed-income yields.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Fund	9

Certain health care holdings detracted from performance.

Select holdings in the health care sector inhibited relative returns during the period. Biotechnology stocks like Celgene Corporation* retraced prior price gains after reporting less-than-inspiring earnings results, with increasing competition impending on some of their key drugs. Throughout the course of the period, we reduced our exposure to the health care sector and the biotechnology industry within it. Although we believe that the industry remains innovative, many larger biopharma companies are facing questions around competition in existing core franchises and sustainability of growth after the future loss of exclusivity in key drugs.

Our view of faster-growth stocks is positive.

We are very positive on the outlook for faster-growth stocks, a core focus of our investment process. Many of these companies are trading at attractive valuations relative to the rest of the market. Additionally, many of our portfolio companies have continued to deliver strong revenue, cash flow, and earnings growth, which were rewarded by the market during the period. We believe that market leadership by growth stocks has been influenced by strong earnings fundamentals over the past several quarters. We also contend that growth companies should benefit from tax reform, influenced by their ability to retain much of the additional post-tax-reform profits. This is in contrast to many cyclical value-oriented names where, in our analysis, the tax benefits have been largely arbitraged away. Going forward, we believe that the faster-growing stocks emphasized in our investment process should continue to drive robust growth through pricing power and strong customer demand in an environment of slightly increased costs and uneven global growth trends.

Please see footnotes on page 7.

10	Wells Fargo Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,061.78	$6.03	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Class C
Actual	$1,000.00	$1,057.90	$9.91	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70	1.91%
Class R6
Actual	$1,000.00	$1,064.03	$3.64	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Administrator Class
Actual	$1,000.00	$1,062.71	$4.99	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Institutional Class
Actual	$1,000.00	$1,063.93	$3.90	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Growth Fund	11

Security name	Shares	Value

Common Stocks: 99.93%

Consumer Discretionary: 15.62%

Diversified Consumer Services: 0.67%
Bright Horizons Family Solutions Incorporated †	134,180	$14,355,918
Grand Canyon Education Incorporated †	148,400	17,293,052

		31,648,970

Hotels, Restaurants & Leisure: 0.80%
Carnival Corporation	420,300	24,898,572
Norwegian Cruise Line Holdings Limited †	259,100	12,962,773

		37,861,345

Internet & Direct Marketing Retail: 8.52%
Amazon.com Incorporated †	207,670	369,120,965
Netflix Incorporated †	106,190	35,833,816

		404,954,781

Multiline Retail: 1.39%
Dollar Tree Incorporated †	722,110	65,914,201

Specialty Retail: 4.24%
Burlington Stores Incorporated †	688,100	105,148,561
Five Below Incorporated †	249,475	24,238,991
The Home Depot Incorporated	298,110	58,882,687
ULTA Beauty Incorporated †	54,700	13,368,133

		201,638,372

Consumer Staples: 3.80%

Beverages: 2.13%
Constellation Brands Incorporated Class A	253,110	53,211,315
The Coca-Cola Company	1,030,100	48,033,563

		101,244,878

Food & Staples Retailing: 0.96%
Costco Wholesale Corporation	208,420	45,583,538

Personal Products: 0.71%
The Estee Lauder Companies Incorporated Class A	250,160	33,756,590

Energy: 1.34%

Energy Equipment & Services: 0.15%
Liberty Oilfield Services Class A «	366,300	7,179,480

Oil, Gas & Consumable Fuels: 1.19%
Concho Resources Incorporated †	335,600	48,947,260
Pioneer Natural Resources Company	39,800	7,532,946

		56,480,206

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Growth Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Financials: 7.53%

Capital Markets: 6.82%
CME Group Incorporated	304,560	$48,461,587
E*TRADE Financial Corporation †	285,700	17,087,717
MarketAxess Holdings Incorporated	514,071	99,611,538
Raymond James Financial Incorporated	726,240	66,516,322
TD Ameritrade Holding Corporation	391,400	22,368,510
The Charles Schwab Corporation	1,365,000	69,696,900

		323,742,574

Thrifts & Mortgage Finance: 0.71%
LendingTree Incorporated †«	141,490	33,787,812

Health Care: 8.03%

Biotechnology: 3.65%
Agios Pharmaceuticals Incorporated †	252,800	21,844,448
Alexion Pharmaceuticals Incorporated †	114,900	15,277,104
BioMarin Pharmaceutical Incorporated †	48,100	4,836,936
Neurocrine Biosciences Incorporated †	371,940	37,376,251
Sage Therapeutics Incorporated †	118,300	17,073,056
Spark Therapeutics Incorporated †«	80,530	6,178,262
Vertex Pharmaceuticals Incorporated †	405,200	70,930,260

		173,516,317

Health Care Equipment & Supplies: 2.09%
Boston Scientific Corporation †	1,928,170	64,805,794
Edwards Lifesciences Corporation †	91,680	13,059,816
ICU Medical Incorporated †	50,880	14,592,384
Stryker Corporation	41,900	6,840,175

		99,298,169

Health Care Technology: 1.54%
Veeva Systems Incorporated Class A †	964,900	72,975,387

Life Sciences Tools & Services: 0.07%
PRA Health Sciences Incorporated †	29,000	3,049,060

Pharmaceuticals: 0.68%
Zoetis Incorporated	375,220	32,449,026

Industrials: 14.06%

Aerospace & Defense: 1.43%
The Boeing Company	190,930	68,028,359

Air Freight & Logistics: 1.72%
XPO Logistics Incorporated †	820,722	81,842,398

Airlines: 0.35%
Southwest Airlines Company	283,500	16,488,360

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Growth Fund	13

Security name	Shares	Value

Commercial Services & Supplies: 3.64%
Casella Waste Systems Incorporated Class A †	680,180	$18,745,761
Copart Incorporated †	404,070	23,189,577
KAR Auction Services Incorporated	895,590	53,242,826
Waste Connections Incorporated	1,000,805	77,672,476

		172,850,640

Industrial Conglomerates: 0.44%
Roper Industries Incorporated	69,640	21,024,316

Machinery: 1.95%
Fortive Corporation	125,310	10,285,445
Milacron Holdings Corporation †(l)	3,945,835	82,270,660

		92,556,105

Road & Rail: 4.33%
CSX Corporation	436,980	30,885,746
Norfolk Southern Corporation	549,840	92,922,960
Union Pacific Corporation	545,960	81,833,944

		205,642,650

Trading Companies & Distributors: 0.20%
SiteOne Landscape Supply Incorporated †	103,100	9,192,396

Information Technology: 45.66%

Internet Software & Services: 15.56%
2U Incorporated †	226,410	17,130,181
Alibaba Group Holding Limited ADR †	195,810	36,661,506
Alphabet Incorporated Class A †	242,635	297,766,525
Alphabet Incorporated Class C †	22,690	27,619,629
CarGurus Incorporated †	187,000	8,106,450
Envestnet Incorporated †	1,543,570	90,453,202
Facebook Incorporated Class A †	1,016,800	175,479,344
MongoDB Incorporated †«	543,920	29,431,511
New Relic Incorporated †	142,160	13,889,032
SendGrid Incorporated †	649,100	16,571,523
Shopify Incorporated Class A †«	114,960	15,888,622
Twilio Incorporated Class A †	174,330	10,091,964

		739,089,489

IT Services: 10.65%
Global Payments Incorporated	584,970	65,850,073
MasterCard Incorporated Class A	695,970	137,802,060
PayPal Holdings Incorporated †	1,225,890	100,694,605
Square Incorporated Class A †	522,850	33,802,253
Switch Incorporated Class A «	1,642,307	21,382,837
Visa Incorporated Class A	1,069,760	146,278,982

		505,810,810

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Growth Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 7.34%
Microchip Technology Incorporated «		1,675,790	$156,569,060
Monolithic Power Systems Incorporated		596,970	79,205,980
NVIDIA Corporation		154,000	37,708,440
Texas Instruments Incorporated		674,380	75,071,982

			348,555,462

Software: 9.94%
Activision Blizzard Incorporated		298,930	21,947,441
Adobe Systems Incorporated †		110,220	26,968,630
BlackLine Incorporated †		427,780	18,266,206
Electronic Arts Incorporated †		254,570	32,775,888
Microsoft Corporation		1,532,200	162,535,776
Pivotal Software Incorporated Class A †		1,012,164	23,229,164
Proofpoint Incorporated †		664,340	75,767,977
SailPoint Technologies Holdings Incorporated †		302,071	7,276,890
Salesforce.com Incorporated †		283,880	38,934,142
ServiceNow Incorporated †		98,490	17,330,300
Splunk Incorporated †		201,250	19,340,125
Tenable Holdings Incorporated †		34,389	1,028,231
The Ultimate Software Group Incorporated †		89,320	24,731,815
Zscaler Incorporated †«		57,942	2,045,932

			472,178,517

Technology Hardware, Storage & Peripherals: 2.17%
Apple Incorporated		542,790	103,287,509

Materials: 3.89%

Chemicals: 3.89%
Air Products & Chemicals Incorporated		127,600	20,948,092
PolyOne Corporation		1,667,963	74,808,136
Praxair Incorporated		532,560	89,203,800

			184,960,028

Total Common Stocks (Cost $2,256,477,594)			4,746,587,745

	Yield
Short-Term Investments: 3.51%

Investment Companies: 3.51%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	149,251,008	149,265,933
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	17,742,561	17,742,561

Total Short-Term Investments (Cost $167,004,154)			167,008,494

Total investments in securities (Cost $2,423,481,748)	103.44%	4,913,596,239
Other assets and liabilities, net	(3.44)	(163,592,311)

Total net assets	100.00%	$4,750,003,928

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Growth Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
The Habit Restaurants Incorporated Class A *	1,735,600	51,000	1,786,600	0	$(15,305,107)	$4,210,514	$0	$0
Industrials
Machinery
Milacron Holdings Corporation †	688,196	3,417,919	160,280	3,945,835	198,210	14,593,989	0	82,270,660
								82,270,660	1.73%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	92,492,281	1,335,249,673	1,278,490,946	149,251,008	1,801	(1,801)	728,709	149,265,933
Wells Fargo Government Money Market Fund Select Class	36,046,917	896,042,717	914,347,073	17,742,561	0	0	388,869	17,742,561

								167,008,494	3.51%

					$(15,105,096)	$18,802,702	$1,117,578	$249,279,154	5.24%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Growth Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities (including $146,940,024 of securities loaned), at value (cost $2,188,800,923)	$4,664,317,085
Investments in affiliated securities, at value (cost $234,680,825)	249,279,154
Receivable for investments sold	7,489,616
Receivable for Fund shares sold	2,432,082
Receivable for dividends	799,039
Receivable for securities lending income	63,366

Total assets	4,924,380,342

Liabilities
Payable upon receipt of securities loaned	149,254,842
Payable for Fund shares redeemed	11,391,782
Payable for investments purchased	6,507,073
Management fee payable	2,666,799
Due to custodian bank	2,452,673
Administration fees payable	677,431
Distribution fee payable	120,394
Trustees’ fees and expenses payable	1,224
Accrued expenses and other liabilities	1,304,196

Total liabilities	174,376,414

Total net assets	$4,750,003,928

NET ASSETS CONSIST OF
Paid-in capital	$1,768,260,835
Accumulated net realized gains on investments	491,628,602
Net unrealized gains on investments	2,490,114,491

Total net assets	$4,750,003,928

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$2,142,854,712
Shares outstanding – Class A1	55,410,173
Net asset value per share – Class A	$38.67
Maximum offering price per share – Class A2	$41.03
Net assets – Class C	$185,345,897
Shares outstanding – Class C1	6,111,635
Net asset value per share – Class C	$30.33
Net assets – Class R6	$242,837,914
Shares outstanding – Class R6[1]	5,109,017
Net asset value per share – Class R6	$47.53
Net assets – Administrator Class	$564,390,507
Shares outstanding – Administrator Class[1]	12,857,840
Net asset value per share – Administrator Class	$43.89
Net assets – Institutional Class	$1,614,574,898
Shares outstanding – Institutional Class[1]	34,044,613
Net asset value per share – Institutional Class	$47.43

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Growth Fund	17

Investment income
Dividends (net of foreign withholding taxes of $92,749)	$31,930,093
Income from affiliated securities	1,117,578

Total investment income	33,047,671

Expenses
Management fee	32,401,026
Administration fees
Class A	4,319,763
Class C	405,841
Class R6	43,943
Administrator Class	762,727
Institutional Class	2,151,686
Shareholder servicing fees
Class A	5,142,575
Class C	483,144
Administrator Class	1,465,187
Distribution fee
Class C	1,449,432
Custody and accounting fees	157,293
Professional fees	50,954
Registration fees	175,673
Shareholder report expenses	296,409
Trustees’ fees and expenses	25,013
Other fees and expenses	148,825

Total expenses	49,479,491
Less: Fee waivers and/or expense reimbursements	(2,855,393)

Net expenses	46,624,098

Net investment loss	(13,576,427)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	760,836,420
Affiliated securities	(15,105,096)

Net realized gains on investments	745,731,324

Net change in unrealized gains (losses) on:
Unaffiliated securities	383,647,649
Affiliated securities	18,802,702

Net change in unrealized gains (losses) on investments	402,450,351

Net realized and unrealized gains (losses) on investments	1,148,181,675

Net increase in net assets resulting from operations	$1,134,605,248

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Growth Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment loss		$(13,576,427)		$(17,306,908)
Net realized gains on investments		745,731,324		1,277,104,391
Net change in unrealized gains (losses) on investments		402,450,351		(595,860,372)

Net increase in net assets resulting from operations		1,134,605,248		663,937,111

Distributions to shareholders from
Net realized gains
Class A		(505,431,285)		(385,155,921)
Class C		(57,934,182)		(51,825,133)
Class R6		(16,966,960)		(3,453,520)
Administrator Class		(138,040,210)		(132,054,015)
Institutional Class		(379,819,630)		(317,034,333)

Total distributions to shareholders		(1,098,192,267)		(889,522,922)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,597,711	97,664,924	2,480,636	94,368,185
Class C	567,969	15,881,145	652,761	19,766,572
Class R6	4,402,138	197,214,825	1,123,887	49,275,787
Administrator Class	2,015,636	86,044,136	2,602,562	109,976,524
Institutional Class	8,063,218	384,247,586	12,846,486	573,284,219

		781,052,616		846,671,287

Reinvestment of distributions
Class A	14,511,944	482,812,377	10,734,969	367,135,939
Class C	1,880,250	49,281,340	1,346,264	39,028,199
Class R6	415,977	16,959,366	86,772	3,453,520
Administrator Class	3,626,546	136,757,066	3,489,159	131,017,902
Institutional Class	9,008,188	366,543,153	7,686,540	305,616,849

		1,052,353,302		846,252,409

Payment for shares redeemed
Class A	(10,001,358)	(381,655,936)	(26,011,523)	(994,860,639)
Class C	(2,374,317)	(73,235,128)	(4,621,153)	(150,552,988)
Class R6	(758,315)	(34,584,223)	(806,700)	(36,722,935)
Administrator Class	(7,153,909)	(302,587,215)	(25,194,674)	(1,090,486,678)
Institutional Class	(18,199,975)	(827,075,266)	(35,457,129)	(1,556,706,417)

		(1,619,137,768)		(3,829,329,657)

Net increase (decrease) in net assets resulting from capital share transactions		214,268,150		(2,136,405,961)

Total increase (decrease) in net assets		250,681,131		(2,361,991,772)

Net assets
Beginning of period		4,499,322,797		6,861,314,569

End of period		$4,750,003,928		$4,499,322,797

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$40.38	$42.28	$49.50	$49.99	$46.74
Net investment loss	(0.12)	(0.19)[1]	(0.20)[1]	(0.29)[1]	(0.32)[1]
Net realized and unrealized gains (losses) on investments	9.49	5.61	(0.99)	7.03	5.34

Total from investment operations	9.37	5.42	(1.19)	6.74	5.02
Distributions to shareholders from
Net realized gains	(11.08)	(7.32)	(6.03)	(7.23)	(1.77)
Net asset value, end of period	$38.67	$40.38	$42.28	$49.50	$49.99
Total return[2]	27.66%	15.95%	(1.69)%	15.01%	10.77%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.15%	1.18%	1.18%
Net expenses	1.16%	1.16%	1.14%	1.18%	1.18%
Net investment loss	(0.45)%	(0.49)%	(0.49)%	(0.59)%	(0.64)%
Supplemental data
Portfolio turnover rate	37%	42%	38%	35%	42%
Net assets, end of period (000s omitted)	$2,142,855	$1,950,551	$2,582,955	$1,465,643	$2,047,410

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$34.05	$37.07	$44.51	$45.95	$43.41
Net investment loss	(0.33)	(0.41)[1]	(0.46)[1]	(0.60)[1]	(0.64)[1]
Net realized and unrealized gains (losses) on investments	7.69	4.71	(0.95)	6.39	4.95

Total from investment operations	7.36	4.30	(1.41)	5.79	4.31
Distributions to shareholders from
Net realized gains	(11.08)	(7.32)	(6.03)	(7.23)	(1.77)
Net asset value, end of period	$30.33	$34.05	$37.07	$44.51	$45.95
Total return[2]	26.73%	15.05%	(2.44)%	14.16%	9.96%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.92%	1.90%	1.93%	1.93%
Net expenses	1.91%	1.91%	1.89%	1.93%	1.93%
Net investment loss	(1.19)%	(1.23)%	(1.24)%	(1.34)%	(1.39)%
Supplemental data
Portfolio turnover rate	37%	42%	38%	35%	42%
Net assets, end of period (000s omitted)	$185,346	$205,607	$321,032	$465,833	$560,481

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016[1]
Net asset value, beginning of period	$47.13	$47.90	$48.97
Net investment loss	(0.01)[2]	(0.02)[2]	(0.02)
Net realized and unrealized gains (losses) on investments	11.49	6.57	4.98

Total from investment operations	11.48	6.55	4.96
Distributions to shareholders from
Net realized gains	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$47.53	$47.13	$47.90
Total return[3]	28.26%	16.49%	10.89%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.74%
Net expenses	0.70%	0.70%	0.70%
Net investment loss	(0.02)%	(0.05)%	(0.23)%
Supplemental data
Portfolio turnover rate	37%	42%	38%
Net assets, end of period (000s omitted)	$242,838	$49,454	$30,906

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$44.40	$45.66	$52.86	$52.80	$49.16
Net investment loss	(0.11)[1]	(0.11)[1]	(0.14)[1]	(0.20)[1]	(0.23)
Net realized and unrealized gains (losses) on investments	10.68	6.17	(1.03)	7.49	5.64

Total from investment operations	10.57	6.06	(1.17)	7.29	5.41
Distributions to shareholders from
Net realized gains	(11.08)	(7.32)	(6.03)	(7.23)	(1.77)
Net asset value, end of period	$43.89	$44.40	$45.66	$52.86	$52.80
Total return	27.90%	16.20%	(1.53)%	15.28%	11.04%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.07%	1.02%	1.02%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.24)%	(0.27)%	(0.31)%	(0.37)%	(0.42)%
Supplemental data
Portfolio turnover rate	37%	42%	38%	35%	42%
Net assets, end of period (000s omitted)	$564,391	$637,987	$1,528,288	$2,349,359	$3,359,480

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$47.07	$47.87	$54.99	$54.54	$50.63
Net investment loss	(0.02)[1]	(0.04)[1]	(0.05)[1]	(0.09)[1]	(0.13)
Net realized and unrealized gains (losses) on investments	11.46	6.56	(1.04)	7.77	5.81

Total from investment operations	11.44	6.52	(1.09)	7.68	5.68
Distributions to shareholders from
Net realized gains	(11.08)	(7.32)	(6.03)	(7.23)	(1.77)
Net asset value, end of period	$47.43	$47.07	$47.87	$54.99	$54.54
Total return	28.21%	16.44%	(1.31)%	15.53%	11.26%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.82%	0.76%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.03)%	(0.08)%	(0.10)%	(0.17)%	(0.21)%
Supplemental data
Portfolio turnover rate	37%	42%	38%	35%	42%
Net assets, end of period (000s omitted)	$1,614,575	$1,655,724	$2,398,134	$3,863,196	$2,975,721

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Notes to financial statements	Wells Fargo Growth Fund	25

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $2,431,332,961 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,491,374,152
Gross unrealized losses	(9,110,874)
Net unrealized gains	$2,482,263,278

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

26	Wells Fargo Growth Fund	Notes to financial statements

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and redemptions in-kind. At July 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$46,209,517	$13,576,427	$(59,785,944)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$742,017,669	$0	$0	$742,017,669
Consumer staples	180,585,006	0	0	180,585,006
Energy	63,659,686	0	0	63,659,686
Financials	357,530,386	0	0	357,530,386
Health care	381,287,959	0	0	381,287,959
Industrials	667,625,224	0	0	667,625,224
Information technology	2,168,921,787	0	0	2,168,921,787
Materials	184,960,028	0	0	184,960,028

Short-term investments
Investment companies	17,742,561	0	0	17,742,561
Investments measured at net asset value*				149,265,933
Total assets	$4,764,330,306	$0	$0	$4,913,596,239

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $149,265,933 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Growth Fund	27

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 0.70% for Class R6 shares, 0.96% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $23,415 from the sale of Class A shares and $536 in contingent deferred sales charges from redemptions of C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

28	Wells Fargo Growth Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $1,706,656,517 and $2,493,570,737, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$19,197,330	$14,498,099
Long-term capital gain	1,078,994,937	875,024,823

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$25,417,735	$474,062,080	$2,482,263,278

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on July 12, 2018, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $75,847,965 and cash in the amount of $271,155. The Fund recognized gains in the amount of $46,392,938 which is reflected on the Statement of Operations. The redemption in-kind by a shareholder of the Institutional Class represented 1.54% of the Fund and is reflected on the Statement of Changes in Net Assets.

Report of independent registered public accounting firm	Wells Fargo Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Growth Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

30	Wells Fargo Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.68% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018

Pursuant to Section 852 of the Internal Revenue Code, $1,078,994,937 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $19,197,330 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $19,197,330 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Growth Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Growth Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, and ten-year periods under review, but lower than the average investment performance of the Universe for the five-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000 Growth Index, for the one- and ten-year periods under review, but lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

36	Wells Fargo Growth Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Growth Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Growth Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Growth Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314796 09-18 A206/AR206 07-18

Annual Report

July 31, 2018

Wells Fargo Intrinsic Value Fund

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The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Value Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Value Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Intrinsic Value Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Value Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Miguel E. Giaconi, CFA®

Jean-Baptiste Nadal, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EIVAX)	8-1-2006	5.96	7.85	8.55	12.43	9.14	9.20	1.18	1.11
Class C (EIVCX)	8-1-2006	10.65	8.33	8.38	11.65	8.33	8.38	1.93	1.86
Class R (EIVTX)	3-1-2013	–	–	–	12.21	8.88	8.94	1.43	1.36
Class R6 (EIVFX)	11-30-2012	–	–	–	12.96	9.57	9.58	0.75	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	12.63	9.34	9.40	1.10	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	12.96	9.62	9.60	0.85	0.70
Russell 1000® Value Index[4]	–	–	–	–	9.54	10.04	8.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Value Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

[1]

Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2018.

∎	Stock selection in the information technology (IT), industrials, and consumer discretionary sectors was the primary contributor to relative performance; an overweight to IT proved beneficial as well.

∎	Stock selection in the consumer staples and financials sectors detracted from the Fund’s relative performance.

Strong market performance from the Russell 1000® Value Index during the reporting period was driven mainly by strong corporate earnings growth, positive impact of tax reform, continued normalization of interest rates, and economic growth combined with muted inflation. We continued to adhere to our disciplined investment process that relies predominantly on discounted free cash flow. We also continued our focus on individual companies rather than on broad, top-down economic or sector forecasts. To manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest holdings (%) as of July 31, 2018[6]
Microsoft Corporation	3.78
Alphabet Incorporated Class C	3.78
Merck & Company Incorporated	3.24
Motorola Solutions Incorporated	3.24
Cisco Systems Incorporated	3.14
AerCap Holdings NV	3.11
Advance Auto Parts Incorporated	2.97
Honeywell International Incorporated	2.88
Comcast Corporation Class A	2.88
EOG Resources Incorporated	2.85

Sector distribution as of July 31, 2018[7]

Stock selection in multiple sectors contributed to Fund performance.

Within the IT sector, the largest contributors to the Fund’s performance were computer software giant Microsoft Corporation; parent of Google, Alphabet Incorporated; and specialty wireless communication provider Motorola Solutions, Incorporated. Diversified industrial technology company Honeywell International Incorporated was the Fund’s top contributor within the industrials sector. In the consumer discretionary sector, off-price apparel and home fashion retailer The TJX Companies, Incorporated*, and Advance Auto Parts, Incorporated, a retailer/distributor of aftermarket automotive parts, added value.

Security selection in two sectors was the Fund’s main detractor from relative performance.

Within the consumer staples sector, the primary detractor was the largest private-label food supplier, TreeHouse Foods, Incorporated. Stock selection in the financials sector also detracted from relative returns—especially Synchrony Financial, the largest private-label credit card provider, and Swiss bank UBS AG, with strong recognition providing wealth management, asset management, and investment banking services.

During the period, we made changes to the Fund’s portfolio based on our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell family of indices, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The most notable sector-weighting change within the Fund was an increase in the financials sector’s weighting; we added positions in four financials companies: global insurer American International Group, Incorporated; global insurance brokerage and consulting firm Aon plc; large diversified megabank Bank of America Corporation; and global commodity and financial-product exchanges operator Intercontinental Exchange, Incorporated. In all cases, trades within the Fund were made based on fundamental bottom-up research and were not top-down sector allocation decisions.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Value Fund	9

We continued to focus on our investment strategy and process.

Expectations for a continuation of improving economic and earnings growth may bode well for the Fund’s positioning. The strong global economy and corporate earnings and rising interest rates are all favorable factors for high-quality companies. The lower corporate tax structure and immediate expensing of capital expenditures should boost U.S. corporate earnings. Corporate cash repatriation is in the early stages and may be a strong catalyst for the economy and the equity markets. As such, we believe investors may be well served by committing to the investment team’s intrinsic value approach.

Despite some of the potential risks in the market, such as trade wars, geopolitical events, renewed deflationary pressures or faster-than-expected inflation, and 2018 U.S. midterm elections, the Fund may be well positioned to benefit from normalization of interest rates, acceleration in global economic growth, expansion in valuation multiples, fundamentals gaining traction, and an increase in market volatility.

We continue to believe that our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that create or unlock value over our investment time horizon should return value for shareholders over a complete market cycle.

10	Wells Fargo Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$999.23	$5.54	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class C
Actual	$1,000.00	$996.08	$9.36	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class R
Actual	$1,000.00	$999.24	$6.85	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
Class R6
Actual	$1,000.00	$1,002.33	$3.28	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$1,000.00	$4.79	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$1,001.52	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Intrinsic Value Fund	11

Security name	Shares	Value

Common Stocks: 99.00%

Consumer Discretionary: 8.32%

Media: 5.35%
Comcast Corporation Class A	739,300	$26,452,154
The Walt Disney Company	199,700	22,677,932

		49,130,086

Specialty Retail: 2.97%
Advance Auto Parts Incorporated	193,300	27,299,759

Consumer Staples: 7.28%

Beverages: 2.31%
Anheuser-Busch InBev NV ADR «	208,900	21,249,308

Food Products: 4.97%
Mondelez International Incorporated Class A	581,900	25,242,822
Nestle SA ADR	228,200	18,600,582
TreeHouse Foods Incorporated †	38,841	1,844,559

		45,687,963

Energy: 10.63%

Energy Equipment & Services: 3.26%
Schlumberger Limited	291,500	19,682,080
TechnipFMC plc	316,000	10,285,800

		29,967,880

Oil, Gas & Consumable Fuels: 7.37%
Chevron Corporation	186,800	23,587,236
Concho Resources Incorporated †	122,700	17,895,795
EOG Resources Incorporated	203,400	26,226,396

		67,709,427

Financials: 23.38%

Banks: 10.55%
Bank of America Corporation	793,400	24,500,192
BB&T Corporation	476,200	24,195,722
CIT Group Incorporated	441,700	23,379,181
US Bancorp	469,900	24,909,399

		96,984,494

Capital Markets: 3.47%
Intercontinental Exchange Incorporated	186,570	13,789,389
UBS Group AG «	1,099,800	18,058,716

		31,848,105

Consumer Finance: 2.31%
Synchrony Financial	732,100	21,186,972

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Value Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Insurance: 7.05%
American International Group Incorporated	419,500	$23,160,595
Aon plc	148,100	21,259,755
The Allstate Corporation	214,400	20,393,728

		64,814,078

Health Care: 12.16%

Biotechnology: 2.15%
Gilead Sciences Incorporated	254,200	19,784,386

Health Care Equipment & Supplies: 1.75%
Abbott Laboratories	245,300	16,076,962

Health Care Providers & Services: 2.58%
Cigna Corporation	131,900	23,665,498

Pharmaceuticals: 5.68%
Eli Lilly & Company	227,300	22,459,513
Merck & Company Incorporated	451,800	29,760,066

		52,219,579

Industrials: 11.42%

Aerospace & Defense: 2.49%
General Dynamics Corporation	114,800	22,932,448

Air Freight & Logistics: 1.93%
United Parcel Service Incorporated Class B	147,600	17,695,764

Electrical Equipment: 1.01%
Sensata Technologies Holding plc †	170,500	9,270,085

Industrial Conglomerates: 2.88%
Honeywell International Incorporated	165,700	26,454,005

Trading Companies & Distributors: 3.11%
AerCap Holdings NV †	509,700	28,609,461

Information Technology: 16.99%

Communications Equipment: 6.38%
Cisco Systems Incorporated	682,600	28,867,154
Motorola Solutions Incorporated	245,300	29,754,890

		58,622,044

Internet Software & Services: 3.77%
Alphabet Incorporated Class C †	28,500	34,691,910

IT Services: 2.05%
Accenture plc Class A	118,300	18,848,741

Software: 3.78%
Microsoft Corporation	327,300	34,719,984

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Intrinsic Value Fund	13

Security name		Shares	Value

Technology Hardware, Storage & Peripherals: 1.01%
Apple Incorporated		48,800	$9,286,152

Materials: 2.46%

Construction Materials: 2.46%
Vulcan Materials Company		201,800	22,601,600

Real Estate: 0.93%

Equity REITs: 0.93%
Crown Castle International Corporation		76,900	8,522,827

Telecommunication Services: 2.66%

Diversified Telecommunication Services: 2.66%
Verizon Communications Incorporated		472,900	24,420,556

Utilities: 2.77%

Electric Utilities: 1.90%
NextEra Energy Incorporated		104,000	17,424,160

Multi-Utilities: 0.87%
WEC Energy Group Incorporated		121,000	8,030,770

Total Common Stocks (Cost $699,920,083)			909,755,004

	Yield
Short-Term Investments: 3.49%

Investment Companies: 3.49%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	22,455,104	22,457,350
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	9,615,845	9,615,845

Total Short-Term Investments (Cost $32,073,195)			32,073,195

Total investments in securities (Cost $731,993,278)	102.49%	941,828,199
Other assets and liabilities, net	(2.49)	(22,892,706)

Total net assets	100.00%	$918,935,493

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Value Fund	Portfolio of investments—July 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	17,030,618	488,604,100	483,179,614	22,455,104	$28	$(29)	$103,879	$22,457,350
Wells Fargo Government Money Market Fund Select Class	9,318,825	172,733,555	172,436,535	9,615,845	0	0	111,378	9,615,845

					$28	$(29)	$215,257	$32,073,195	3.49%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2018	Wells Fargo Intrinsic Value Fund	15

Assets
Investments in unaffiliated securities (including $22,066,028 of securities on loan), at value (cost $699,920,083)	$909,755,004
Investments in affiliated securities, at value (cost $32,073,195)	32,073,195
Receivable for Fund shares sold	30,448
Receivable for dividends	648,942
Receivable for securities lending income	12,622
Prepaid expenses and other assets	11,654

Total assets	942,531,865

Liabilities
Payable upon receipt of securities loaned	22,456,028
Management fee payable	434,078
Payable for Fund shares redeemed	299,766
Administration fees payable	120,826
Distribution fees payable	12,559
Trustees’ fees and expenses payable	1,665
Accrued expenses and other liabilities	271,450

Total liabilities	23,596,372

Total net assets	$918,935,493

NET ASSETS CONSIST OF
Paid-in capital	$655,404,744
Undistributed net investment income	7,412,219
Accumulated net realized gains on investments	46,283,609
Net unrealized gains on investments	209,834,921

Total net assets	$918,935,493

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$289,682,511
Shares outstanding – Class A1	22,192,463
Net asset value per share – Class A	$13.05
Maximum offering price per share – Class A2	$13.85
Net assets – Class C	$19,873,987
Shares outstanding – Class C1	1,565,970
Net asset value per share – Class C	$12.69
Net assets – Class R	$74,172
Shares outstanding – Class R1	5,642
Net asset value per share – Class R	$13.15
Net assets – Class R6	$2,577,870
Shares outstanding – Class R6[1]	199,528
Net asset value per share – Class R6	$12.92
Net assets – Administrator Class	$469,463,856
Shares outstanding – Administrator Class[1]	34,307,257
Net asset value per share – Administrator Class	$13.68
Net assets – Institutional Class	$137,263,097
Shares outstanding – Institutional Class[1]	10,446,225
Net asset value per share – Institutional Class	$13.14

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Value Fund	Statement of operations—year ended July 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $189,913)	$17,507,321
Income from affiliated securities	215,257

Total investment income	17,722,578

Expenses
Management fee	6,310,202
Administration fees
Class A	606,915
Class C	43,838
Class R	115
Class R4	4	[1]
Class R6	738
Administrator Class	597,357
Institutional Class	187,743
Shareholder servicing fees
Class A	698,297
Class C	52,189
Class R	137
Class R4	5	[1]
Administrator Class	1,147,785
Distribution fees
Class C	156,565
Class R	137
Custody and accounting fees	35,153
Professional fees	44,778
Registration fees	100,028
Shareholder report expenses	94,682
Trustees’ fees and expenses	24,559
Other fees and expenses	25,935

Total expenses	10,127,162
Less: Fee waivers and/or expense reimbursements	(1,166,796)

Net expenses	8,960,366

Net investment income	8,762,212

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	72,505,890
Affiliated securities	28

Net realized gains on investments	72,505,918

Net change in unrealized gains (losses) on:
Unaffiliated securities	27,765,483
Affiliated securities	(29)

Net change in unrealized gains (losses) on investments	27,765,454

Net realized and unrealized gains (losses) on investments	100,271,372

Net increase in net assets resulting from operations	$109,033,584

[1]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intrinsic Value Fund	17

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment income		$8,762,212		$10,341,304
Net realized gains on investments		72,505,918		70,124,352
Net change in unrealized gains (losses) on investments		27,765,454		41,233,576

Net increase in net assets resulting from operations		109,033,584		121,699,232

Distributions to shareholders from
Net investment income
Class A		(1,516,748)		(3,621,237)
Class C		0		(86,648)
Class R		(163)		(354)
Class R4		0 [1]		(231)
Class R6		(23,745)		(49,302)
Administrator Class		(3,138,315)		(6,085,411)
Institutional Class		(1,366,652)		(2,733,344)
Net realized gains
Class A		(22,059,131)		(19,813,428)
Class B		N/A		(17,948)[2]
Class C		(1,660,929)		(1,747,106)
Class R		(3,846)		(2,423)
Class R4		0 [1]		(1,001)
Class R6		(185,128)		(195,458)
Administrator Class		(33,610,953)		(28,268,900)
Institutional Class		(11,360,927)		(11,235,310)

Total distributions to shareholders		(74,926,537)		(73,858,101)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	331,519	4,190,768	305,954	3,691,813
Class B	N/A	N/A	1 [2]	13 [2]
Class C	19,728	240,572	51,575	603,442
Class R	1,671	20,842	719	8,721
Class R6	12,234	151,356	11,205	133,634
Administrator Class	128,470	1,686,875	221,167	2,768,721
Institutional Class	594,996	7,543,156	2,650,238	32,333,431

		13,833,569		39,539,775

Reinvestment of distributions
Class A	1,816,483	22,389,992	1,877,183	22,194,613
Class B	N/A	N/A	1,535 [2]	17,865 [2]
Class C	131,832	1,579,351	138,250	1,593,565
Class R	220	2,728	233	2,777
Class R4	0 [1]	0 [1]	104	1,232
Class R6	16,488	201,277	20,897	244,760
Administrator Class	2,684,570	34,693,107	2,623,161	32,407,128
Institutional Class	901,012	11,188,786	949,096	11,290,466

		70,055,241		67,752,406

Payment for shares redeemed
Class A	(3,243,108)	(40,904,939)	(5,420,473)	(65,302,884)
Class B	N/A	N/A	(47,468)[2]	(566,965)[2]
Class C	(349,959)	(4,293,957)	(875,054)	(10,310,692)
Class R	(33)	(423)	(698)	(8,357)
Class R4	(1,342)[1]	(17,226)[1]	0	0
Class R6	(21,179)	(269,458)	(78,948)	(936,987)
Administrator Class	(3,402,317)	(44,953,219)	(5,523,798)	(69,697,862)
Institutional Class	(3,859,490)	(48,539,311)	(8,606,311)	(104,462,351)

		(138,978,533)		(251,286,098)

Net decrease in net assets resulting from capital share transactions		(55,089,723)		(143,993,917)

Total decrease in net assets		(20,982,676)		(96,152,786)

Net assets
Beginning of period		939,918,169		1,036,070,955

End of period		$918,935,493		$939,918,169

Undistributed net investment income		$7,412,219		$4,695,630

[1]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund.

[2]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.61	$12.01	$13.73	$13.60	$12.52
Net investment income	0.11	0.12 [1]	0.13	0.10	0.07
Net realized and unrealized gains (losses) on investments	1.39	1.43	(0.42)	1.09	1.53

Total from investment operations	1.50	1.55	(0.29)	1.19	1.60
Distributions to shareholders from
Net investment income	(0.06)	(0.14)	(0.11)	(0.07)	(0.06)
Net realized gains	(1.00)	(0.81)	(1.32)	(0.99)	(0.46)

Total distributions to shareholders	(1.06)	(0.95)	(1.43)	(1.06)	(1.52)
Net asset value, end of period	$13.05	$12.61	$12.01	$13.73	$13.60
Total return[2]	12.43%	13.50%	(1.73)%	9.19%	13.09%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.17%	1.20%	1.21%
Net expenses	1.10%	1.10%	1.10%	1.16%	1.16%
Net investment income	0.83%	0.95%	1.12%	0.75%	0.53%
Supplemental data
Portfolio turnover rate	21%	27%	34%	29%	23%
Net assets, end of period (000s omitted)	$289,683	$293,599	$318,543	$372,443	$391,028

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.31	$11.74	$13.45	$13.36	$12.35
Net investment income (loss)	0.01 [1]	0.02 [1]	0.03	0.00 [2]	(0.03)
Net realized and unrealized gains (losses) on investments	1.37	1.40	(0.41)	1.08	1.50

Total from investment operations	1.38	1.42	(0.38)	1.08	1.47
Distributions to shareholders from
Net investment income	0.00	(0.04)	(0.01)	0.00	0.00
Net realized gains	(1.00)	(0.81)	(1.32)	(0.99)	(0.46)

Total distributions to shareholders	(1.00)	(0.85)	(1.33)	(0.99)	(0.46)
Net asset value, end of period	$12.69	$12.31	$11.74	$13.45	$13.36
Total return[3]	11.65%	12.58%	(2.47)%	8.42%	12.24%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.93%	1.93%	1.96%	1.97%
Net expenses	1.86%	1.86%	1.86%	1.91%	1.91%
Net investment income (loss)	0.08%	0.20%	0.37%	0.00%	(0.22)%
Supplemental data
Portfolio turnover rate	21%	27%	34%	29%	23%
Net assets, end of period (000s omitted)	$19,874	$21,727	$28,756	$36,098	$36,654

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.70	$12.09	$13.81	$13.66	$12.55
Net investment income	0.05	0.08 [1]	0.10	0.05	0.03
Net realized and unrealized gains (losses) on investments	1.44	1.45	(0.43)	1.12	1.54

Total from investment operations	1.49	1.53	(0.33)	1.17	1.57
Distributions to shareholders from
Net investment income	(0.04)	(0.11)	(0.07)	(0.03)	0.00
Net realized gains	(1.00)	(0.81)	(1.32)	(0.99)	(0.46)

Total distributions to shareholders	(1.04)	(0.92)	(1.39)	(1.02)	(0.46)
Net asset value, end of period	$13.15	$12.70	$12.09	$13.81	$13.66
Total return	12.21%	13.22%	(1.99)%	8.96%	12.77%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.44%	1.44%	1.47%	1.49%
Net expenses	1.36%	1.36%	1.36%	1.40%	1.41%
Net investment income	0.56%	0.69%	0.86%	0.50%	0.26%
Supplemental data
Portfolio turnover rate	21%	27%	34%	29%	23%
Net assets, end of period (000s omitted)	$74	$48	$43	$41	$28

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.49	$11.90	$13.62	$13.60	$12.56
Net investment income	0.16	0.17 [1]	0.17	0.17 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	1.39	1.42	(0.40)	1.08	1.47

Total from investment operations	1.55	1.59	(0.23)	1.25	1.61
Distributions to shareholders from
Net investment income	(0.12)	(0.19)	(0.17)	(0.24)	(0.11)
Net realized gains	(1.00)	(0.81)	(1.32)	(0.99)	(0.46)

Total distributions to shareholders	(1.12)	(1.00)	(1.49)	(1.23)	(0.57)
Net asset value, end of period	$12.92	$12.49	$11.90	$13.62	$13.60
Total return	12.96%	14.03%	(1.30)%	9.74%	13.19%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.75%	0.74%	0.74%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.29%	1.40%	1.47%	1.25%	1.10%
Supplemental data
Portfolio turnover rate	21%	27%	34%	29%	23%
Net assets, end of period (000s omitted)	$2,578	$2,397	$2,842	$169	$150

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.17	$12.51	$14.25	$14.08	$12.95
Net investment income	0.13	0.14 [1]	0.15	0.13	0.10
Net realized and unrealized gains (losses) on investments	1.47	1.49	(0.43)	1.14	1.58

Total from investment operations	1.60	1.63	(0.28)	1.27	1.68
Distributions to shareholders from
Net investment income	(0.09)	(0.16)	(0.14)	(0.11)	(0.09)
Net realized gains	(1.00)	(0.81)	(1.32)	(0.99)	(0.46)

Total distributions to shareholders	(1.09)	(0.97)	(1.46)	(1.10)	(0.55)
Net asset value, end of period	$13.68	$13.17	$12.51	$14.25	$14.08
Total return	12.63%	13.66%	(1.58)%	9.42%	13.36%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.10%	1.06%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.98%	1.10%	1.27%	0.95%	0.74%
Supplemental data
Portfolio turnover rate	21%	27%	34%	29%	23%
Net assets, end of period (000s omitted)	$469,464	$459,650	$470,152	$529,293	$534,641

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.68	$12.08	$13.80	$13.67	$12.58
Net investment income	0.22	0.17 [1]	0.18	0.15	0.13
Net realized and unrealized gains (losses) on investments	1.35	1.43	(0.41)	1.11	1.53

Total from investment operations	1.57	1.60	(0.23)	1.26	1.66
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.17)	(0.14)	(0.11)
Net realized gains	(1.00)	(0.81)	(1.32)	(0.99)	(0.46)

Total distributions to shareholders	(1.11)	(1.00)	(1.49)	(1.13)	(0.57)
Net asset value, end of period	$13.14	$12.68	$12.08	$13.80	$13.67
Total return	12.96%	13.88%	(1.27)%	9.66%	13.64%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.85%	0.79%	0.79%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.24%	1.36%	1.52%	1.20%	0.99%
Supplemental data
Portfolio turnover rate	21%	27%	34%	29%	23%
Net assets, end of period (000s omitted)	$137,263	$162,480	$215,175	$255,565	$244,378

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund. Information for Class R4 shares reflected in the financial statements represents activity through November 13, 2017.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

Notes to financial statements	Wells Fargo Intrinsic Value Fund	25

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $733,054,463 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$219,426,060
Gross unrealized losses	(10,652,324)
Net unrealized gains	$208,773,736

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26	Wells Fargo Intrinsic Value Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$76,429,845	$0	$0	$76,429,845
Consumer staples	66,937,271	0	0	66,937,271
Energy	97,677,307	0	0	97,677,307
Financials	214,833,649	0	0	214,833,649
Health care	111,746,425	0	0	111,746,425
Industrials	104,961,763	0	0	104,961,763
Information technology	156,168,831	0	0	156,168,831
Materials	22,601,600	0	0	22,601,600
Real estate	8,522,827	0	0	8,522,827
Telecommunication services	24,420,556	0	0	24,420,556
Utilities	25,454,930	0	0	25,454,930

Short-term investments
Investment companies	9,615,845	0	0	9,615,845
Investments measured at net asset value*				22,457,350
Total assets	$919,370,849	$0	$0	$941,828,199

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $22,457,350 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement,

Notes to financial statements	Wells Fargo Intrinsic Value Fund	27

Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $3,741 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 was charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

28	Wells Fargo Intrinsic Value Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $192,179,101 and $312,836,387, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$6,045,623	$12,576,527
Long-term capital gain	68,880,914	61,281,574

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,531,668	$47,344,797	$208,773,736

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Intrinsic Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intrinsic Value Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

30	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $68,880,914 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $6,045,623 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Intrinsic Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intrinsic Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of the average investment performance of the Universe for the ten-year period under review, but lower than the average investment performance of the Universe for the one-, three- and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Value Index, for the one- and ten-year periods under review, but lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the more recent time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the expense Groups for each of the Fund’s share classes other than Administrator Class. However, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

36	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Intrinsic Value Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Intrinsic Value Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Intrinsic Value Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314797 09-18 A207/AR207 07-18

Annual Report

July 31, 2018

Wells Fargo Large Cap Core Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Cap Core Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Core Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Cap Core Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Large Cap Core Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Large Cap Core Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Large Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser‡

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®

Jeff C. Moser, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EGOAX)	12-17-2007	10.89	11.13	9.36	17.66	12.45	10.02	1.19	1.08
Class C (EGOCX)	12-17-2007	15.78	11.62	9.20	16.78	11.62	9.20	1.94	1.83
Class R (EGOHX)	9-30-2015	–	–	–	17.37	12.16	9.75	1.44	1.33
Class R6 (EGORX)	9-30-2015	–	–	–	18.16	13.63	10.81	0.76	0.65
Administrator Class (WFLLX)	7-16-2010	–	–	–	17.81	12.64	10.21	1.11	0.97
Institutional Class (EGOIX)	12-17-2007	–	–	–	18.16	12.96	10.49	0.86	0.67
S&P 500 Index[4]	–	–	–	–	16.24	13.12	10.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Core Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

‡	Wells Capital Management Incorporated became the subadviser of the Fund on January 1, 2018.

[1]

Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Class R6 shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Large Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2018.

∎	Stock selection and sector positioning were additive to performance relative to the benchmark index.

∎	Investments within the industrials sector detracted from performance—especially in capital goods, where holdings in Cummins Incorporated and Toro Company were affected by uneven sales trends.

We experienced an improving economy and earnings-driven market during the period.

Accelerating economic growth and strong earnings led to rewarding overall stock performance over the past year. Earnings have been supported by a positive economic environment, reduced regulatory burdens, and corporate tax reductions. This is likely to present the opportunity for further corporate revenue growth. The markets also have been receptive to a continuation of U.S. Federal Reserve (Fed) policy where actions have been well communicated, data dependent, and in the direction of monetary normalization as the Fed gradually unwinds quantitative easing initiatives.

Ten largest holdings (%) as of July 31, 2018[6]
Apple Incorporated	2.78
NetApp Incorporated	2.68
VMware Incorporated Class A	2.62
Centene Corporation	2.54
Microsoft Corporation	2.52
JPMorgan Chase & Company	2.50
Valero Energy Corporation	2.50
UnitedHealth Group Incorporated	2.49
NVIDIA Corporation	2.43
The Home Depot Incorporated	2.39

The Fund was well positioned to participate in the earnings recovery.

The Fund was overweight the two best-performing sectors in the market (information technology [IT] and consumer discretionary) and underweight the two worst-performing sectors (telecommunication services and consumer staples). Stock selection was additive overall but especially strong in IT and health care. Some of the top contributors in IT included NetApp, Incorporated, and NVIDIA Corporation, which experienced exceptional earnings growth. In health care, long-term holding Centene Corporation continued to execute profitably within the Affordable Care Act health insurance exchanges along with its other business lines.

Sector distribution as of July 31, 2018[7]

Investments in the industrials sector detracted, largely due to weakness in capital goods.

Stock selection suffered in industrials. Toro declined on unsteady and less-than-inspiring results from its commercial division and was sold from the Fund. Cummins also performed poorly due to unsteady results. Cummins remains in the Fund as we believe the company may participate in accelerating economic growth in the U.S., which potentially could benefit the stock based on its current valuation.

Our market outlook is favorable.

We remain positioned to potentially benefit from modest economic growth, strong corporate profit growth, and favorable fiscal policy. We believe a broadening of the market with better participation by value stocks could benefit the portfolio. Our biggest threat continues to be a significant risk-off event triggered by an economic slowdown or a geopolitical shock where investors seek defensive and lower-beta stocks.

We believe that stocks remain somewhat expensive but supported by current fundamentals. With the significant earnings growth so far in 2018, valuation multiples have contracted. While the risk of a significant uptick in inflation seems to have lessened, the risk of geopolitical shocks has increased.

Inflation and the interest rate environment are likely to be a significant focus for investors in 2018. Geopolitical risk also has risen with trade tensions. We will focus on company fundamentals while being mindful of the evolving macroeconomic environment and its impact on the expectations for corporate earnings as well as investors’ risk appetites.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Large Cap Core Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$992.85	$5.42	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class C
Actual	$1,000.00	$989.35	$9.18	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%
Class R
Actual	$1,000.00	$991.42	$6.68	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%
Class R6
Actual	$1,000.00	$994.77	$3.27	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$993.39	$4.87	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94	0.97%
Institutional Class
Actual	$1,000.00	$994.78	$3.37	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Large Cap Core Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Common Stocks: 99.13%

Consumer Discretionary: 12.72%

Auto Components: 2.22%
Lear Corporation	142,546	$25,676,811

Automobiles: 1.65%
General Motors Company	503,758	19,097,466

Multiline Retail: 4.68%
Macy’s Incorporated	677,336	26,910,559
Target Corporation	337,152	27,201,423

		54,111,982

Specialty Retail: 4.17%
The Home Depot Incorporated	140,045	27,661,688
The TJX Companies Incorporated	211,223	20,543,549

		48,205,237

Consumer Staples: 7.12%

Food & Staples Retailing: 5.84%
Costco Wholesale Corporation	118,141	25,838,618
Sysco Corporation	314,853	21,161,270
Wal-Mart Stores Incorporated	229,441	20,473,020

		67,472,908

Food Products: 1.28%
Tyson Foods Incorporated Class A	257,141	14,824,179

Energy: 5.51%

Oil, Gas & Consumable Fuels: 5.51%
Chevron Corporation	152,248	19,224,355
Exxon Mobil Corporation	191,370	15,598,569
Valero Energy Corporation	243,748	28,847,576

		63,670,500

Financials: 13.44%

Banks: 6.25%
Bank of America Corporation	773,831	23,895,901
Citizens Financial Group Incorporated	489,067	19,455,085
JPMorgan Chase & Company	251,722	28,935,444

		72,286,430

Capital Markets: 3.93%
Evercore Partners Incorporated Class A	201,914	22,816,282
Raymond James Financial Incorporated	246,312	22,559,716

		45,375,998

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Large Cap Core Fund	11

Security name	Shares	Value

Insurance: 3.26%
Lincoln National Corporation	284,091	$19,346,597
Prudential Financial Incorporated	181,729	18,338,273

		37,684,870

Health Care: 17.86%

Biotechnology: 3.22%
AbbVie Incorporated	190,694	17,587,708
Amgen Incorporated	100,070	19,668,759

		37,256,467

Health Care Equipment & Supplies: 4.18%
Abbott Laboratories	371,917	24,375,440
Baxter International Incorporated	330,553	23,948,565

		48,324,005

Health Care Providers & Services: 7.09%
Aetna Incorporated	126,252	23,784,614
Centene Corporation †	224,894	29,310,435
UnitedHealth Group Incorporated	113,835	28,825,299

		81,920,348

Life Sciences Tools & Services: 1.68%
Agilent Technologies Incorporated	295,096	19,488,140

Pharmaceuticals: 1.69%
Johnson & Johnson	147,381	19,530,930

Industrials: 8.84%

Aerospace & Defense: 1.72%
Northrop Grumman Corporation	65,954	19,818,517

Air Freight & Logistics: 2.00%
Expeditors International of Washington Incorporated	303,956	23,152,329

Construction & Engineering: 1.60%
EMCOR Group Incorporated	240,047	18,471,617

Machinery: 1.51%
Cummins Incorporated	122,226	17,455,095

Trading Companies & Distributors: 2.01%
Applied Industrial Technologies Incorporated	311,905	23,283,708

Information Technology: 24.18%

Communications Equipment: 1.77%
Cisco Systems Incorporated	483,488	20,446,708

Electronic Equipment, Instruments & Components: 1.63%
Jabil Circuit Incorporated	670,160	18,878,407

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Cap Core Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Internet Software & Services: 2.14%
Alphabet Incorporated Class C †		20,339	$24,757,851

Semiconductors & Semiconductor Equipment: 6.09%
Intel Corporation		437,013	21,020,325
NVIDIA Corporation		114,545	28,047,489
ON Semiconductor Corporation †		966,452	21,310,267

			70,378,081

Software: 5.14%
Microsoft Corporation		274,753	29,145,798
VMware Incorporated Class A †		209,267	30,257,916

			59,403,714

Technology Hardware, Storage & Peripherals: 7.41%
Apple Incorporated		168,643	32,091,076
HP Incorporated		977,824	22,568,178
NetApp Incorporated		399,558	30,973,735

			85,632,989

Materials: 4.28%

Chemicals: 2.03%
Huntsman Corporation		698,869	23,433,078

Containers & Packaging: 2.25%
Avery Dennison Corporation		227,210	26,056,443

Real Estate: 3.58%

Equity REITs: 3.58%
American Tower Corporation		143,424	21,261,174
Prologis Incorporated		306,867	20,136,613

			41,397,787

Utilities: 1.60%

Multi-Utilities: 1.60%
CenterPoint Energy Incorporated		651,024	18,541,164

Total Common Stocks (Cost $830,021,690)			1,146,033,759

	Yield
Short-Term Investments: 0.87%

Investment Companies: 0.87%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83%	10,016,109	10,016,109

Total Short-Term Investments (Cost $10,016,109)			10,016,109

Total investments in securities (Cost $840,037,799)	100.00%	1,156,049,868
Other assets and liabilities, net	0.00	(18,359)

Total net assets	100.00%	$1,156,031,509

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Large Cap Core Fund	13

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	19,847,049	225,975,484	245,822,533	0	$0	$0	$122,282	$0
Wells Fargo Government Money Market Fund Select Class	7,987,308	105,679,249	103,650,448	10,016,109	0	0	127,010	10,016,109

					$0	$0	$249,292	$10,016,109	0.87%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Cap Core Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $830,021,690)	$1,146,033,759
Investments in affiliated securities, at value (cost $10,016,109)	10,016,109
Receivable for Fund shares sold	972,695
Receivable for dividends	591,883
Receivable for securities lending income	4,550
Prepaid expenses and other assets	28,522

Total assets	1,157,647,518

Liabilities
Payable for Fund shares redeemed	894,650
Management fee payable	521,068
Administration fees payable	153,876
Distribution fees payable	39,534
Trustees’ fees and expenses payable	1,549
Accrued expenses and other liabilities	5,332

Total liabilities	1,616,009

Total net assets	$1,156,031,509

NET ASSETS CONSIST OF
Paid-in capital	$752,543,474
Undistributed net investment income	5,856,737
Accumulated net realized gains on investments	81,619,229
Net unrealized gains on investments	316,012,069

Total net assets	$1,156,031,509

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$360,936,573
Shares outstanding – Class A1	17,337,053
Net asset value per share – Class A	$20.82
Maximum offering price per share – Class A2	$22.09
Net assets – Class C	$61,528,850
Shares outstanding – Class C1	3,010,749
Net asset value per share – Class C	$20.44
Net assets – Class R	$2,042,371
Shares outstanding – Class R1	98,124
Net asset value per share – Class R	$20.81
Net assets – Class R6	$15,225,079
Shares outstanding – Class R6[1]	727,661
Net asset value per share – Class R6	$20.92
Net assets – Administrator Class	$25,443,970
Shares outstanding – Administrator Class[1]	1,208,798
Net asset value per share – Administrator Class	$21.05
Net assets – Institutional Class	$690,854,666
Shares outstanding – Institutional Class[1]	32,972,225
Net asset value per share – Institutional Class	$20.95

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Large Cap Core Fund	15

Investment income
Dividends	$20,071,623
Income from affiliated securities	249,292

Total investment income	20,320,915

Expenses
Management fee	7,599,675
Administration fees
Class A	734,829
Class C	130,146
Class R	3,793
Class R6	1,363
Administrator Class	41,015
Institutional Class	860,205
Shareholder servicing fees
Class A	874,797
Class C	154,935
Class R	4,515
Administrator Class	78,874
Distribution fees
Class C	464,806
Class R	4,515
Custody and accounting fees	37,467
Professional fees	46,596
Registration fees	130,622
Shareholder report expenses	141,459
Trustees’ fees and expenses	23,298
Other fees and expenses	22,589

Total expenses	11,355,499
Less: Fee waivers and/or expense reimbursements	(1,502,761)

Net expenses	9,852,738

Net investment income	10,468,177

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	93,764,997
Net change in unrealized gains (losses) on investments	76,367,116

Net realized and unrealized gains (losses) on investments	170,132,113

Net increase in net assets resulting from operations	$180,600,290

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Cap Core Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment income		$10,468,177		$10,460,847
Net realized gains on investments		93,764,997		51,027,002
Net change in unrealized gains (losses) on investments		76,367,116		125,930,322

Net increase in net assets resulting from operations		180,600,290		187,418,171

Distributions to shareholders from
Net investment income
Class A		(2,344,339)		(2,565,745)
Class R		(8,939)		(172)
Class R6		(6,623)		(1,269)
Administrator Class		(275,902)		(3,812)
Institutional Class		(7,110,676)		(7,464,521)
Net realized gains
Class A		(3,861,410)		0
Class C		(697,513)		0
Class R		(15,405)		0
Class R6		(6,840)		0
Administrator Class		(370,395)		0
Institutional Class		(7,219,501)		0

Total distributions to shareholders		(21,917,543)		(10,035,519)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,110,773	22,158,115	1,356,533	22,414,439
Class C	379,357	7,444,081	498,889	8,120,255
Class R	64,450	1,271,370	75,652	1,314,056
Class R6	768,314	15,462,838	7,956	134,824
Administrator Class	183,497	3,604,364	1,481,988	25,548,238
Institutional Class	7,081,551	141,445,213	23,412,722	371,792,237

		191,385,981		429,324,049

Reinvestment of distributions
Class A	301,834	5,924,919	149,877	2,451,983
Class C	30,164	580,958	0	0
Class R	1,208	23,747	10	172
Class R6	644	12,693	77	1,269
Administrator Class	31,853	632,062	230	3,794
Institutional Class	658,543	12,996,677	405,841	6,663,907

		20,171,056		9,121,125

Payment for shares redeemed
Class A	(2,398,895)	(47,209,115)	(6,971,518)	(112,765,238)
Class C	(828,652)	(16,059,336)	(1,878,343)	(29,564,534)
Class R	(43,438)	(851,162)	(1,487)	(25,647)
Class R6	(48,034)	(992,474)	(162,028)	(2,459,889)
Administrator Class	(768,837)	(15,531,475)	(3,533,468)	(56,128,061)
Institutional Class	(9,084,266)	(179,681,555)	(16,596,815)	(273,283,736)

		(260,325,117)		(474,227,105)

Net decrease in net assets resulting from capital share transactions		(48,768,080)		(35,781,931)

Total increase in net assets		109,914,667		141,600,721

Net assets
Beginning of period		1,046,116,842		904,516,121

End of period		$1,156,031,509		$1,046,116,842

Undistributed net investment income		$5,856,737		$5,135,039

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.01	$15.13	$15.81	$14.30	$12.13
Net investment income	0.15	0.15	0.10	0.06	0.06 [1]
Net realized and unrealized gains (losses) on investments	3.01	2.85	(0.60)	1.50	2.20

Total from investment operations	3.16	3.00	(0.50)	1.56	2.26
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.05)	(0.05)	(0.09)
Net realized gains	(0.22)	0.00	(0.13)	0.00	0.00

Total distributions to shareholders	(0.35)	(0.12)	(0.18)	(0.05)	(0.09)
Net asset value, end of period	$20.82	$18.01	$15.13	$15.81	$14.30
Total return[2]	17.66%	19.94%	(3.18)%	10.99%	18.58%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.19%	1.20%	1.26%	1.29%
Net expenses	1.10%	1.14%	1.14%	1.14%	1.14%
Net investment income	0.73%	0.82%	0.80%	0.35%	0.47%
Supplemental data
Portfolio turnover rate	33%	50%	51%	44%	61%
Net assets, end of period (000s omitted)	$360,937	$329,974	$359,971	$97,041	$26,685

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.70	$14.87	$15.61	$14.17	$12.05
Net investment income (loss)	(0.00)[1]	0.00 [2]	0.00 [2,3]	(0.06)[3]	(0.01)
Net realized and unrealized gains (losses) on investments	2.96	2.83	(0.61)	1.50	2.15

Total from investment operations	2.96	2.83	(0.61)	1.44	2.14
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(0.22)	0.00	(0.13)	0.00	0.00

Total distributions to shareholders	(0.22)	0.00	(0.13)	0.00	(0.02)
Net asset value, end of period	$20.44	$17.70	$14.87	$15.61	$14.17
Total return[4]	16.78%	19.03%	(3.90)%	10.16%	17.73%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.94%	1.95%	2.01%	2.04%
Net expenses	1.85%	1.89%	1.89%	1.89%	1.89%
Net investment income (loss)	(0.02)%	0.07%	0.02%	(0.38)%	(0.30)%
Supplemental data
Portfolio turnover rate	33%	50%	51%	44%	61%
Net assets, end of period (000s omitted)	$61,529	$60,697	$71,512	$53,076	$8,624

[1]	Amount is more than $(0.005).

[2]	Amount is less than $0.005.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2018	2017	2016[1]
Net asset value, beginning of period	$18.04	$15.17	$14.66
Net investment income	0.12	0.13	0.06
Net realized and unrealized gains (losses) on investments	2.99	2.84	0.66

Total from investment operations	3.11	2.97	0.72
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.08)
Net realized gains	(0.22)	0.00	(0.13)

Total distributions to shareholders	(0.34)	(0.10)	(0.21)
Net asset value, end of period	$20.81	$18.04	$15.17
Total return[2]	17.37%	19.64%	4.90%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.44%	1.46%
Net expenses	1.34%	1.39%	1.39%
Net investment income	0.48%	0.51%	0.52%
Supplemental data
Portfolio turnover rate	33%	50%	51%
Net assets, end of period (000s omitted)	$2,042	$1,369	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016[1]
Net asset value, beginning of period	$18.09	$15.24	$14.66
Net investment income	0.22 [2]	0.25 [2]	0.20
Net realized and unrealized gains (losses) on investments	3.04	3.33	0.62

Total from investment operations	3.26	3.58	0.82
Distributions to shareholders from
Net investment income	(0.21)	(0.73)	(0.11)
Net realized gains	(0.22)	0.00	(0.13)

Total distributions to shareholders	(0.43)	(0.73)	(0.24)
Net asset value, end of period	$20.92	$18.09	$15.24
Total return[3]	18.16%	24.01%	5.57%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.77%
Net expenses	0.65%	0.68%	0.68%
Net investment income	1.08%	1.62%	1.31%
Supplemental data
Portfolio turnover rate	33%	50%	51%
Net assets, end of period (000s omitted)	$15,225	$122	$2,449

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.21	$15.18	$15.87	$14.34	$12.16
Net investment income	0.17 [1]	0.16 [1]	0.15	0.10	0.09
Net realized and unrealized gains (losses) on investments	3.05	2.87	(0.62)	1.50	2.20

Total from investment operations	3.22	3.03	(0.47)	1.60	2.29
Distributions to shareholders from
Net investment income	(0.16)	(0.00)[2]	(0.09)	(0.07)	(0.11)
Net realized gains	(0.22)	0.00	(0.13)	0.00	0.00

Total distributions to shareholders	(0.38)	(0.00)[2]	(0.22)	(0.07)	(0.11)
Net asset value, end of period	$21.05	$18.21	$15.18	$15.87	$14.34
Total return	17.81%	19.99%	(2.98)%	11.28%	18.83%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.12%	1.11%	1.11%
Net expenses	0.98%	1.00%	0.96%	0.90%	0.90%
Net investment income	0.86%	1.00%	0.95%	0.61%	0.63%
Supplemental data
Portfolio turnover rate	33%	50%	51%	44%	61%
Net assets, end of period (000s omitted)	$25,444	$32,091	$57,879	$83,692	$6,849

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.12	$15.23	$15.91	$14.35	$12.16
Net investment income	0.23	0.18	0.18 [1]	0.14 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	3.03	2.91	(0.62)	1.50	2.21

Total from investment operations	3.26	3.09	(0.44)	1.64	2.32
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.11)	(0.08)	(0.13)
Net realized gains	(0.22)	0.00	(0.13)	0.00	0.00

Total distributions to shareholders	(0.43)	(0.20)	(0.24)	(0.08)	(0.13)
Net asset value, end of period	$20.95	$18.12	$15.23	$15.91	$14.35
Total return	18.16%	20.43%	(2.75)%	11.51%	19.21%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.86%	0.87%	0.84%	0.85%
Net expenses	0.68%	0.70%	0.70%	0.66%	0.66%
Net investment income	1.15%	1.23%	1.22%	0.86%	0.83%
Supplemental data
Portfolio turnover rate	33%	50%	51%	44%	61%
Net assets, end of period (000s omitted)	$690,855	$621,864	$412,678	$63,235	$5,775

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Cap Core Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The

24	Wells Fargo Large Cap Core Fund	Notes to financial statements

Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $841,706,098 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$331,440,873
Gross unrealized losses	(17,097,103)
Net unrealized gains	$314,343,770

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Large Cap Core Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$147,091,496	$0	$0	$147,091,496
Consumer staples	82,297,087	0	0	82,297,087
Energy	63,670,500	0	0	63,670,500
Financials	155,347,298	0	0	155,347,298
Health care	206,519,890	0	0	206,519,890
Industrials	102,181,266	0	0	102,181,266
Information technology	279,497,750	0	0	279,497,750
Materials	49,489,521	0	0	49,489,521
Real estate	41,397,787	0	0	41,397,787
Utilities	18,541,164	0	0	18,541,164

Short-term investments
Investment companies	10,016,109	0	0	10,016,109
Total assets	$1,156,049,868	$0	$0	$1,156,049,868

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase. Prior to January 1, 2018, Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, was the subadviser to the Fund. In connection with the completion of the merger of Golden Capital Management LLC into WellsCap on January 1, 2018, WellsCap became the subadviser to the Fund. The merger did not result in any change to the services provided to the Fund or to its strategies or fees and expenses.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

26	Wells Fargo Large Cap Core Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 1.33% for Class R shares, 0.65% for Class R6 shares, 0.97% for Administrator Class shares, and 0.67% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2017, the Fund’s expenses were capped at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.68% for Class R6 shares, 1.00% for Administrator Class shares, and 0.70% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $20,993 from the sale of Class A shares and $272 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $366,095,120 and $425,456,088, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$9,746,479	$10,035,519
Long-term capital gain	12,171,064	0

Notes to financial statements	Wells Fargo Large Cap Core Fund	27

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$5,856,775	$83,287,528	$314,343,770

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Large Cap Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Cap Core Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Large Cap Core Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $12,171,064 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $9,746,479 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Large Cap Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Cap Core Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Large Cap Core Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Large Cap Core Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Cap Core Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo Large Cap Core Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the S&P 500 Index, for the one- and five-year periods under review, but lower than its benchmark index for the three- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Large Cap Core Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Large Cap Core Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Large Cap Core Fund	37
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

38	Wells Fargo Large Cap Core Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314798 09-18 A208/AR208 07-18

Annual Report

July 31, 2018

Wells Fargo Large Cap Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Growth Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Cap Growth Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Large Cap Growth Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Large Cap Growth Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Large Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Bob Gruendyke, CFA®‡

Thomas C. Ognar, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAFX)	7-30-2010	20.63	12.80	10.57	27.98	14.14	11.23	1.16	1.07
Class C (STOFX)	7-30-2010	26.03	13.29	10.41	27.03	13.29	10.41	1.91	1.82
Class R (STMFX)	6-15-2012	–	–	–	27.65	13.85	10.98	1.41	1.32
Class R4 (SLGRX)	11-30-2012				28.31	14.49	11.52	0.88	0.80
Class R6 (STFFX)	11-30-2012	–	–	–	28.51	14.65	11.61	0.73	0.65
Administrator Class (STDFX)	7-30-2010	–	–	–	28.14	14.29	11.35	1.08	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	28.37	14.56	11.56	0.83	0.75
Russell 1000® Growth Index[4]	–	–	–	–	22.84	15.83	12.37	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Growth Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

‡	Mr. Gruendyke became a portfolio manager of the Fund on December 1, 2017.

[1]

Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Class A, Administrator Class, and Institutional Class shares would be higher. Historical performance shown for Class C and Class R shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C and Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Large Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2018.

∎	Holdings within the information technology (IT), consumer discretionary, and industrials sectors and an underweight to consumer staples aided the Fund’s performance for the period.

∎	The Fund’s performance was inhibited by stocks within the health care sector.

The equity market has remained buoyant over the trailing one-year period as strong economic fundamentals have outweighed a series of geopolitical issues, many of which were exacerbated during the first half of 2018. Strong equity performance largely has been an earnings story as robust profits have supported the market, particularly companies benefiting from secular growth drivers. For example, the success of many of our holdings in gaining share in their respective rapidly growing vertical markets has led to strong growth in revenues, cash flow, and earnings for these companies. Despite the increased volatility that emerged during the beginning of 2018, we have managed to navigate the volatility in the market well and trade around the valuation gap of many of our holdings to generate outperformance. With monetary policy expected to tighten, we believe that a tempered rise in rates is beneficial to faster-growth equities as it mollifies the bond proxy trade when equity investors tend to choose stocks that pay higher dividends and have more moderate and stable growth levels. That trade has been a headwind to our investing style in recent years.

Ten largest holdings (%) as of July 31, 2018[6]
Amazon.com Incorporated	7.96
Microsoft Corporation	5.98
Alphabet Incorporated Class A	4.65
Facebook Incorporated Class A	4.20
Visa Incorporated Class A	3.64
MasterCard Incorporated Class A	3.64
Microchip Technology Incorporated	3.40
Alphabet Incorporated Class C	3.27
Texas Instruments Incorporated	2.64
PayPal Holdings Incorporated	2.53

Performance of IT holdings benefited Fund performance.

Select holdings within the IT sector were the best-performing area of the Fund. High-growth areas such as payment processing and software-as-a-service were contributors during the period as several holdings generated market-share penetration and margin expansion in their respective vertical markets. Within the payment space, the movement toward e-commerce has had a positive effect on overall demand as more consumers are moving from cash to digital payments. Within software, demand remains strong as corporate spending continues to rise coupled with next-generation cloud-computing platforms garnering a disproportionate share of new business at the expense of legacy solutions. Other areas of the portfolio that drove performance were companies like Amazon.com, Incorporated, which benefits from a strong ecosystem of approximately 100 million Amazon Prime members. The company continues to execute on various fronts, from logistics to e-commerce to its rapidly growing Amazon Web Services. The portfolio’s underweight to consumer staples also added to relative performance as many high-dividend-yielding equities have struggled in conjunction with a rise in fixed-income yields.

Sector distribution as of July 31, 2018[7]

Certain health care holdings detracted from performance.

Select holdings in the health care sector inhibited relative returns during the period. Biotechnology stocks like Celgene Corporation* retraced prior price gains after reporting less-than-inspiring earnings results, with increasing competition impending on some of their key drugs. Throughout the course of the period, we reduced our exposure to the health care sector and the biotechnology industry within it. Although we believe that the industry remains innovative, many larger biopharma companies are facing questions around competition in existing core franchises and sustainability of growth after the future loss of exclusivity in key drugs.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Growth Fund	9

We remain underweight consumer discretionary, as changing spending patterns have negatively affected our expectations for the sustainability of growth for many stocks in the sector. Nevertheless, we continue to be attracted to companies whose business models are resistant to e-commerce competition. Some of these holdings include off-price stores and retailers with differentiated concepts that offer convenience, low prices, and economies of scale that cater to a distinct demographic.

Our view of faster-growth stocks is positive.

We are very positive on the outlook for faster-growth stocks, a core focus of our investment process. Many of these companies are trading at attractive valuations relative to the rest of the market. Additionally, many of our portfolio companies continue to deliver strong revenue, cash flow, and earnings growth, which were rewarded by the market during the period. We believe that market leadership by growth stocks has been influenced by strong earnings fundamentals over the past several quarters. We also contend that growth companies should benefit from tax reform, influenced by their ability to retain much of the additional post-tax-reform profits. This is in contrast to many cyclical value-oriented names where, in our analysis, the tax benefits have been largely arbitraged away. Going forward, the faster-growing stocks emphasized in our investment process should continue to drive robust growth through pricing power and strong customer demand in an environment of slightly increased costs and uneven global growth trends.

10	Wells Fargo Large Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,043.33	$5.51	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class C
Actual	$1,000.00	$1,039.44	$9.36	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$1,041.97	$6.79	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%
Class R4
Actual	$1,000.00	$1,044.54	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class R6
Actual	$1,000.00	$1,045.34	$3.35	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$1,043.91	$4.89	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$1,044.88	$3.87	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Large Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 98.96%

Consumer Discretionary: 14.30%

Hotels, Restaurants & Leisure: 1.52%
Carnival Corporation	27,000	$1,599,480
Marriott International Incorporated Class A	54,800	7,005,632
Norwegian Cruise Line Holdings Limited †	149,700	7,489,490

		16,094,602

Internet & Direct Marketing Retail: 9.05%
Amazon.com Incorporated †	47,500	84,428,400
Netflix Incorporated †	34,300	11,574,535

		96,002,935

Multiline Retail: 1.84%
Dollar Tree Incorporated †	213,900	19,524,792

Specialty Retail: 1.89%
The Home Depot Incorporated	101,600	20,068,032

Consumer Staples: 4.26%

Beverages: 2.16%
Constellation Brands Incorporated Class A	34,100	7,168,843
The Coca-Cola Company	337,100	15,718,973

		22,887,816

Food & Staples Retailing: 1.11%
Costco Wholesale Corporation	53,950	11,799,405

Personal Products: 0.99%
The Estee Lauder Companies Incorporated Class A	78,100	10,538,814

Energy: 1.29%

Oil, Gas & Consumable Fuels: 1.29%
Concho Resources Incorporated †	93,800	13,680,730

Financials: 6.29%

Capital Markets: 5.82%
CME Group Incorporated	106,760	16,987,651
Morgan Stanley	157,840	7,980,390
Raymond James Financial Incorporated	118,800	10,880,892
The Charles Schwab Corporation	507,350	25,905,291

		61,754,224

Insurance: 0.47%
The Progressive Corporation	83,800	5,028,838

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Cap Growth Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Health Care: 8.10%

Biotechnology: 1.79%
BioMarin Pharmaceutical Incorporated †	21,200	$2,131,872
Vertex Pharmaceuticals Incorporated †	96,280	16,853,814

		18,985,686

Health Care Equipment & Supplies: 3.80%
Abbott Laboratories	80,400	5,269,416
Baxter International Incorporated	101,100	7,324,695
Boston Scientific Corporation †	466,690	15,685,451
Edwards Lifesciences Corporation †	29,880	4,256,406
Stryker Corporation	47,700	7,787,025

		40,322,993

Life Sciences Tools & Services: 0.60%
Agilent Technologies Incorporated	97,000	6,405,880

Pharmaceuticals: 1.91%
Zoetis Incorporated	234,200	20,253,616

Industrials: 14.63%

Aerospace & Defense: 1.79%
The Boeing Company	53,200	18,955,160

Air Freight & Logistics: 1.73%
FedEx Corporation	38,450	9,453,702
XPO Logistics Incorporated †	89,600	8,934,912

		18,388,614

Airlines: 0.90%
Southwest Airlines Company	163,900	9,532,424

Commercial Services & Supplies: 2.31%
KAR Auction Services Incorporated	138,950	8,260,578
Waste Connections Incorporated	208,700	16,197,207

		24,457,785

Electrical Equipment: 0.80%
Rockwell Automation Incorporated	45,400	8,515,224

Industrial Conglomerates: 1.54%
3M Company	36,600	7,770,912
Roper Industries Incorporated	28,300	8,543,770

		16,314,682

Machinery: 0.93%
Fortive Corporation	120,500	9,890,640

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Large Cap Growth Fund	13

Security name	Shares	Value

Road & Rail: 4.63%
CSX Corporation	111,200	$7,859,616
Norfolk Southern Corporation	126,610	21,397,090
Union Pacific Corporation	132,900	19,920,381

		49,177,087

Information Technology: 47.04%

Internet Software & Services: 13.18%
Alibaba Group Holding Limited ADR †	22,900	4,287,567
Alphabet Incorporated Class A †	40,200	49,334,244
Alphabet Incorporated Class C †	28,500	34,691,910
eBay Incorporated †	25,800	863,010
Facebook Incorporated Class A †	258,300	44,577,414
Shopify Incorporated Class A †«	44,100	6,095,061

		139,849,206

IT Services: 11.87%
MasterCard Incorporated Class A	195,100	38,629,800
PayPal Holdings Incorporated †	326,300	26,802,282
Square Incorporated Class A †	214,600	13,873,890
Visa Incorporated Class A	282,700	38,656,398
Worldpay Incorporated Class A †	96,700	7,947,773

		125,910,143

Semiconductors & Semiconductor Equipment: 7.29%
Microchip Technology Incorporated «	386,480	36,108,826
NVIDIA Corporation	53,940	13,207,748
Texas Instruments Incorporated	251,500	27,996,980

		77,313,554

Software: 12.69%
Activision Blizzard Incorporated	167,530	12,300,053
Adobe Systems Incorporated †	56,900	13,922,292
Electronic Arts Incorporated †	43,700	5,626,375
Microsoft Corporation	597,700	63,404,016
Salesforce.com Incorporated †	112,800	15,470,520
ServiceNow Incorporated †	54,000	9,501,840
Splunk Incorporated †	53,410	5,132,701
Ultimate Software Group Incorporated †	19,300	5,343,977
VMware Incorporated Class A †	26,900	3,889,471

		134,591,245

Technology Hardware, Storage & Peripherals: 2.01%
Apple Incorporated	112,300	21,369,567

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Cap Growth Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Materials: 3.05%

Chemicals: 3.05%
Air Products & Chemicals Incorporated		61,200	$10,047,204
Praxair Incorporated		132,900	22,260,750

			32,307,954

Total Common Stocks (Cost $498,895,223)			1,049,921,648

	Yield
Short-Term Investments: 4.62%

Investment Companies: 4.62%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	38,751,625	38,755,500
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	10,229,653	10,229,653

Total Short-Term Investments (Cost $48,985,153)			48,985,153

Total investments in securities (Cost $547,880,376)	103.58%	1,098,906,801
Other assets and liabilities, net	(3.58)	(37,971,348)

Total net assets	100.00%	$1,060,935,453

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	3,647,110	448,561,630	413,457,115	38,751,625	$0	$0	$66,527	$38,755,500
Wells Fargo Government Money Market Fund Select Class	14,826,435	215,460,715	220,057,497	10,229,653	0	0	116,890	10,229,653

					$0	$0	$183,417	$48,985,153	4.62%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2018	Wells Fargo Large Cap Growth Fund	15

Assets
Investments in unaffiliated securities (including $37,613,036 of securities loaned), at value (cost $498,895,223)	$1,049,921,648
Investments in affiliated securities, at value (cost $48,985,153)	48,985,153
Receivable for investments sold	2,150,741
Receivable for Fund shares sold	207,379
Receivable for dividends	346,172
Receivable for securities lending income	5,643
Prepaid expenses and other assets	47,119

Total assets	1,101,663,855

Liabilities
Payable upon receipt of securities loaned	38,754,053
Payable for Fund shares redeemed	699,730
Management fee payable	513,250
Payable for investments purchased	422,401
Administration fees payable	128,293
Distribution fees payable	11,284
Trustees’ fees and expenses payable	1,388
Accrued expenses and other liabilities	198,003

Total liabilities	40,728,402

Total net assets	$1,060,935,453

NET ASSETS CONSIST OF
Paid-in capital	$345,691,827
Undistributed net investment income	112,534
Accumulated net realized gains on investments	164,104,667
Net unrealized gains on investments	551,026,425

Total net assets	$1,060,935,453

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$534,694,073
Shares outstanding – Class A1	10,281,051
Net asset value per share – Class A	$52.01
Maximum offering price per share – Class A2	$55.18
Net assets – Class C	$15,585,775
Shares outstanding – Class C1	324,923
Net asset value per share – Class C	$47.97
Net assets – Class R	$5,660,717
Shares outstanding – Class R1	111,240
Net asset value per share – Class R	$50.89
Net assets – Class R4	$2,089,406
Share outstanding – Class R4[1]	39,251
Net asset value per share – Class R4	$53.23
Net assets – Class R6	$327,942,986
Shares outstanding – Class R6[1]	6,130,971
Net asset value per share – Class R6	$53.49
Net assets – Administrator Class	$79,153,535
Shares outstanding – Administrator Class[1]	1,506,605
Net asset value per share – Administrator Class	$52.54
Net assets – Institutional Class	$95,808,961
Shares outstanding – Institutional Class[1]	1,797,179
Net asset value per share – Institutional Class	$53.31

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Cap Growth Fund	Statement of operations—year ended July 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $17,694)	$9,773,407
Income from affiliated securities	183,417

Total investment income	9,956,824

Expenses
Management fee	7,439,928
Administration fees
Class A	1,092,003
Class C	31,919
Class R	12,775
Class R4	941
Class R6	102,800
Administrator Class	96,387
Institutional Class	165,932
Shareholder servicing fees
Class A	1,300,004
Class C	37,998
Class R	14,751
Class R4	1,176
Administrator Class	185,360
Distribution fees
Class C	113,994
Class R	15,208
Custody and accounting fees	43,534
Professional fees	42,760
Registration fees	116,044
Shareholder report expenses	78,234
Trustees’ fees and expenses	20,331
Other fees and expenses	26,553

Total expenses	10,938,632
Less: Fee waivers and/or expense reimbursements	(1,119,272)

Net expenses	9,819,360

Net investment income	137,464

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	234,857,518
Net change in unrealized gains (losses) on investments	33,368,008

Net realized and unrealized gains (losses) on investments	268,225,526

Net increase in net assets resulting from operations	$268,362,990

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Large Cap Growth Fund	17

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment income		$137,464		$1,325,530
Net realized gains on investments		234,857,518		162,163,835
Net change in unrealized gains (losses) on investments		33,368,008		387,141

Net increase in net assets resulting from operations		268,362,990		163,876,506

Distributions to shareholders from
Net investment income
Class R4		0		(9,195)
Class R6		(368,832)		(472,646)
Administrator Class		0		(63,610)
Institutional Class		(76,634)		(294,392)
Net realized gains
Class A		(94,299,274)		(26,874,841)
Class C		(2,995,367)		(872,051)
Class R		(1,226,176)		(365,902)
Class R4		(86,325)		(424,319)
Class R6		(60,525,258)		(13,853,634)
Administrator Class		(12,791,477)		(10,174,259)
Institutional Class		(29,516,610)		(11,729,550)

Total distributions to shareholders		(201,885,953)		(65,134,399)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	350,829	17,319,919	426,944	19,594,139
Class C	45,353	2,068,446	29,111	1,256,023
Class R	59,909	2,827,726	59,408	2,657,278
Class R4	35,016	1,707,466	32,423	1,499,183
Class R6	1,558,098	79,758,923	2,266,868	106,883,116
Administrator Class	200,283	10,104,338	538,207	24,604,747
Institutional Class	238,407	12,259,125	757,332	35,288,511

		126,045,943		191,782,997

Reinvestment of distributions
Class A	1,969,729	89,405,992	579,132	25,111,167
Class C	60,978	2,564,729	17,868	734,193
Class R	3,414	151,866	934	39,944
Class R4	1,781	82,592	9,844	433,514
Class R6	1,305,992	60,875,276	324,173	14,326,280
Administrator Class	278,848	12,776,830	234,472	10,234,532
Institutional Class	442,110	20,540,888	204,593	9,023,692

		186,398,173		59,903,322

Payment for shares redeemed
Class A	(2,346,522)	(122,033,744)	(3,218,869)	(147,540,890)
Class C	(91,221)	(4,306,948)	(167,349)	(7,261,013)
Class R	(81,531)	(3,970,677)	(111,516)	(5,013,319)
Class R4	(4,157)	(212,862)	(215,577)	(10,318,581)
Class R6	(2,739,730)	(142,658,457)	(1,407,477)	(66,431,975)
Administrator Class	(576,443)	(29,889,749)	(4,298,307)	(200,619,787)
Institutional Class	(2,213,468)	(110,506,781)	(4,398,813)	(209,337,854)

		(413,579,218)		(646,523,419)

Net decrease in net assets resulting from capital share transactions		(101,135,102)		(394,837,100)

Total decrease in net assets		(34,658,065)		(296,094,993)

Net assets
Beginning of period		1,095,593,518		1,391,688,511

End of period		$1,060,935,453		$1,095,593,518

Undistributed net investment income		$112,534		$420,504

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.10	$46.05	$49.55	$45.30	$39.73
Net investment loss	(0.08)	(0.03)[1]	(0.03)[1]	(0.01)[1]	(0.06)
Net realized and unrealized gains (losses) on investments	12.56	6.39	(0.92)	6.33	7.01

Total from investment operations	12.48	6.36	(0.95)	6.32	6.95
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00)[2]	0.00	0.00
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)

Total distributions to shareholders	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)
Net asset value, end of period	$52.01	$50.10	$46.05	$49.55	$45.30
Total return[3]	27.98%	14.60%	(1.83)%	14.35%	17.69%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.16%	1.20%	1.22%
Net expenses	1.07%	1.07%	1.07%	1.07%	1.07%
Net investment loss	(0.16)%	(0.06)%	(0.06)%	(0.02)%	(0.17)%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$534,694	$516,410	$576,502	$184,504	$212,273

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$47.25	$43.88	$47.68	$43.99	$38.90
Net investment loss	(0.31)	(0.35)[1]	(0.32)[1]	(0.42)	(0.33)
Net realized and unrealized gains (losses) on investments	11.60	6.03	(0.93)	6.18	6.80

Total from investment operations	11.29	5.68	(1.25)	5.76	6.47
Distributions to shareholders from
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)
Net asset value, end of period	$47.97	$47.25	$43.88	$47.68	$43.99
Total return[2]	27.03%	13.74%	(2.56)%	13.47%	16.81%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.91%	1.91%	1.95%	1.97%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(0.90)%	(0.81)%	(0.75)%	(0.77)%	(0.89)%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$15,586	$14,640	$18,877	$22,839	$22,767

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2018	2017	2016	2015	2014
Net asset value, beginning of period	$49.34	$45.50	$49.11	$45.03	$39.59
Net investment loss	(0.20)[1]	(0.14)[1]	(0.10)[1]	(0.16)[1]	(0.15)
Net realized and unrealized gains (losses) on investments	12.32	6.29	(0.96)	6.31	6.97

Total from investment operations	12.12	6.15	(1.06)	6.15	6.82
Distributions to shareholders from
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)
Net asset value, end of period	$50.89	$49.34	$45.50	$49.11	$45.03
Total return	27.65%	14.30%	(2.08)%	14.05%	17.42%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.41%	1.41%	1.45%	1.47%
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Net investment loss	(0.40)%	(0.31)%	(0.23)%	(0.28)%	(0.41)%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$5,661	$6,387	$8,218	$12,086	$12,295

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.94	$46.69	$50.23	$45.76	$40.05
Net investment income	0.05 [1]	0.11 [1]	0.13	0.07	0.08
Net realized and unrealized gains (losses) on investments	12.81	6.50	(0.95)	6.47	7.11

Total from investment operations	12.86	6.61	(0.82)	6.54	7.19
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.17)	0.00	(0.10)
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)

Total distributions to shareholders	(10.57)	(2.36)	(2.72)	(2.07)	(1.48)
Net asset value, end of period	$53.23	$50.94	$46.69	$50.23	$45.76
Total return	28.31%	14.96%	(1.54)%	14.69%	18.07%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.88%	0.88%	0.87%	0.89%
Net expenses	0.80%	0.80%	0.78%	0.75%	0.75%
Net investment income	0.10%	0.25%	0.27%	0.17%	0.17%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$2,089	$337	$8,400	$7,205	$2,129

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.12	$46.82	$50.34	$45.82	$40.11
Net investment income	0.14	0.17	0.22	0.07 [1]	0.12
Net realized and unrealized gains (losses) on investments	12.85	6.52	(0.97)	6.56	7.11

Total from investment operations	12.99	6.69	(0.75)	6.63	7.23
Distributions to shareholders from
Net investment income	(0.05)	(0.08)	(0.22)	(0.04)	(0.14)
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)

Total distributions to shareholders	(10.62)	(2.39)	(2.77)	(2.11)	(1.52)
Net asset value, end of period	$53.49	$51.12	$46.82	$50.34	$45.82
Total return	28.51%	15.09%	(1.39)%	14.88%	18.25%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.73%	0.72%	0.74%
Net expenses	0.65%	0.65%	0.64%	0.60%	0.60%
Net investment income	0.27%	0.36%	0.39%	0.13%	0.29%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$327,943	$307,048	$225,805	$117,741	$5,942

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.46	$46.32	$49.84	$45.50	$39.86
Net investment income (loss)	(0.01)	0.05	0.05	0.05	(0.01)
Net realized and unrealized gains (losses) on investments	12.66	6.41	(0.94)	6.36	7.04

Total from investment operations	12.65	6.46	(0.89)	6.41	7.03
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.08)	0.00	(0.01)
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)

Total distributions to shareholders	(10.57)	(2.32)	(2.63)	(2.07)	(1.39)
Net asset value, end of period	$52.54	$50.46	$46.32	$49.84	$45.50
Total return	28.14%	14.75%	(1.71)%	14.48%	17.84%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.08%	1.08%	1.05%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.03)%	0.06%	0.12%	0.10%	(0.02)%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$79,154	$80,937	$237,577	$262,535	$245,364

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.00	$46.74	$50.30	$45.80	$40.11
Net investment income	0.10 [1]	0.12 [1]	0.17 [1]	0.19 [1]	0.11
Net realized and unrealized gains (losses) on investments	12.80	6.51	(0.96)	6.41	7.09

Total from investment operations	12.90	6.63	(0.79)	6.60	7.20
Distributions to shareholders from
Net investment income	(0.02)	(0.06)	(0.22)	(0.03)	(0.13)
Net realized gains	(10.57)	(2.31)	(2.55)	(2.07)	(1.38)

Total distributions to shareholders	(10.59)	(2.37)	(2.77)	(2.10)	(1.51)
Net asset value, end of period	$53.31	$51.00	$46.74	$50.30	$45.80
Total return	28.37%	14.98%	(1.49)%	14.82%	18.16%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.83%	0.78%	0.79%
Net expenses	0.75%	0.75%	0.71%	0.65%	0.65%
Net investment income	0.18%	0.27%	0.37%	0.40%	0.28%
Supplemental data
Portfolio turnover rate	34%	40%	31%	26%	35%
Net assets, end of period (000s omitted)	$95,809	$169,836	$316,310	$534,975	$596,006

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at

26	Wells Fargo Large Cap Growth Fund	Notes to financial statements

least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $549,663,235 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$550,268,712
Gross unrealized losses	(1,025,146)
Net unrealized gains	$549,243,566

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$32	$(32)

Notes to financial statements	Wells Fargo Large Cap Growth Fund	27

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$151,690,361	$0	$0	$151,690,361
Consumer staples	45,226,035	0	0	45,226,035
Energy	13,680,730	0	0	13,680,730
Financials	66,783,062	0	0	66,783,062
Health care	85,968,175	0	0	85,968,175
Industrials	155,231,616	0	0	155,231,616
Information technology	499,033,715	0	0	499,033,715
Materials	32,307,954	0	0	32,307,954

Short-term investments
Investment companies	10,229,653	0	0	10,229,653
Investments measured at net asset value*				38,755,500
Total assets	$1,060,151,301	$0	$0	$1,098,906,801

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $38,755,500 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

28	Wells Fargo Large Cap Growth Fund	Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class , Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $3,629 from the sale of Class A shares and $160 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A , Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	29

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $362,054,477 and $682,752,404, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$445,466	$839,843
Long-term capital gain	201,440,487	64,294,556

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$137,394	$165,887,526	$549,243,566

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Large Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Cap Growth Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $201,440,487 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $445,466 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $2,762 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Cap Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis.

The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one- and ten-year periods under review, but lower than the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Growth Index, for the one-year period under review, but lower than its benchmark index for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	37

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Large Cap Growth Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Large Cap Growth Fund	39
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

40	Wells Fargo Large Cap Growth Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314799 09-18 A209/AR209 07-18

Annual Report

July 31, 2018

Wells Fargo Large Company Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Company Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Company Value Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Company Value Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Large Company Value Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Large Company Value Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Large Company Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Analytic Investors, LLC

Portfolio managers

Dennis Bein, CFA®

Ryan Brown, CFA®

Harindra de Silva, Ph.D., CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WLCAX)	3-31-2008	3.09	6.98	6.68	9.39	8.26	7.31	0.94	0.83
Class C (WFLVX)	3-31-2008	7.49	7.45	6.52	8.49	7.45	6.52	1.69	1.58
Class R6 (WTLVX)	4-7-2017	–	–	–	9.88	8.72	7.82	0.51	0.40
Administrator Class (WWIDX)	12-31-2001	–	–	–	9.44	8.43	7.56	0.86	0.75
Institutional Class (WLCIX)	3-31-2008	–	–	–	9.77	8.68	7.80	0.61	0.50
Russell 1000® Value Index[4]	–	–	–	–	9.54	10.04	8.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Company Value Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

[1]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Personal Consumption Expenditures (PCE) Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Large Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2018.

∎	The Fund’s underperformance was primarily due to poor selection within the energy sector. A modest overweight to consumer staples also negatively affected relative performance.

∎	Stock selection within the health care and industrials sectors helped relative performance. The Fund’s underweight to the industrials sector helped as well.

U.S. stocks delivered strong results during the reporting period.

In general, economic data released during the period was positive and upbeat. For example, gross domestic product growth for the fourth quarter of 2017 was revised up to a 2.9% annualized rate. In addition, a surprising 313,000 new jobs were added in February 2018, with another 39,000 added to the already-strong January report. The U.S. unemployment rate fell to 3.8% by the end of the period, the lowest jobless rate since April 2000, and household spending increased.

Ten largest holdings (%) as of July 31, 2018[6]
JPMorgan Chase & Company	4.48
Exxon Mobil Corporation	4.42
Bank of America Corporation	4.13
AT&T Incorporated	3.78
Johnson & Johnson	3.62
Chevron Corporation	3.14
Berkshire Hathaway Incorporated Class B	3.12
ConocoPhillips	2.66
State Street Corporation	2.25
Wal-Mart Stores Incorporated	2.15
Stocks continued to climb despite increasing geopolitical risk. Escalating tension between the U.S. and North Korea, including the launch of North Korean ballistic missiles over Japan, was an example of events in the ongoing tensions between the two countries. In addition, stocks moved higher even as the U.S. Federal Reserve (Fed) raised interest rates three times during the period and six times since the 2008 financial crisis. Year-over-year inflation, as measured by the PCE Index7, hit the Fed’s 2% target in March 2018 for the first time in over a year, a sign of strengthening U.S. inflation pressures that could encourage the Fed to continue lifting interest rates this year. Although the Fed left U.S. interest rates unchanged in May 2018, the central bank also took note of rising prices and said it now expects inflation to be near its 2% target over the medium term.

Market volatility, while tame for most of the one-year period, returned in early 2018 amid worries about inflation, global trade wars, and new regulations on technology firms.

Sector distribution as of July 31, 2018[8]

Detractors included stock selection within energy and modest overweights to consumer staples and real estate.

A position in Ultra Petroleum Corporation* and underweight positions to Anadarko Petroleum Corporation*, Occidental Petroleum Corporation*, and Phillips 66* were large detractors in the energy sector. By design, the investment process does not take large relative positions to benchmark weights. During the period, modest overweights to consumer staples and real estate negatively influenced relative results.

Selection within health care and industrials contributed to the Fund’s performance.

From a sector standpoint, an underweight to the industrials sector and stock selection within health care and industrials contributed to relative performance. Within industrials, an underweight position to General Electric Company* and an

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Company Value Fund	9

overweight position to Spirit AeroSystems Holdings, Incorporated*, were the top two individual contributors to relative performance. Within health care, overweight positions to both Biogen Incorporated* and Johnson & Johnson were top contributors to performance.

Going forward, our investment philosophy and process remain the same.

The investment philosophy employed in our value-equity strategy is that security returns are predictable based on common fundamental factors and that market inefficiencies caused by patterns of investor behavior and economic change can be exploited to earn an excess return. The stock selection model uses over 70 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate excess returns over a three- to five-year market cycle.

During the period, the portfolio had an overweight exposure to the quality factors and an underweight position to risk factors in our model, which overall had a positive effect on results. In particular, an overweight exposure to the profit margin and return-on-equity quality factors were rewarded. In addition, underweighting companies with above-average cash flow and sales-per-share volatility helped as these risk factors were penalized by investors during the period. An emphasis to valuation factors negatively affected results because value factors were not rewarded during the period. For instance, an overweight exposure to the cash-flow-and-earnings-to-price factor dragged on results.

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, we expect the Fund to benefit from being properly positioned toward stocks with characteristics favored by investors. We continue to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash-flow-to-price ratios and sales-to-price ratios. In addition, we will continue to focus on companies with strong quality metrics, such as stocks with relatively higher return-on-equity and return-on-assets factors. Finally, we will continue to deemphasize risk as investors avoid companies with above-average risk characteristics, such as above-average leverage.

Please see footnotes on page 7.

10	Wells Fargo Large Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$973.44	$4.13	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$969.26	$7.84	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Class R6
Actual	$1,000.00	$975.84	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Administrator Class
Actual	$1,000.00	$973.81	$3.73	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Institutional Class
Actual	$1,000.00	$974.98	$2.49	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Large Company Value Fund	11

Security name	Shares	Value

Common Stocks: 98.15%

Consumer Discretionary: 6.31%

Hotels, Restaurants & Leisure: 3.29%
Royal Caribbean Cruises Limited	31,322	$3,531,869
Yum China Holdings Incorporated	131,609	4,748,453

		8,280,322

Household Durables: 0.40%
Cavco Industries Incorporated †	4,715	1,001,702

Leisure Products: 0.12%
Callaway Golf Company	15,975	307,359

Media: 2.00%
DISH Network Corporation Class A †	17,297	545,893
Meredith Corporation	26,612	1,414,428
News Corporation Class A	164,475	2,478,638
Twenty-First Century Fox Incorporated Class B	1,064	47,263
Viacom Incorporated Class B	18,552	538,936

		5,025,158

Specialty Retail: 0.50%
The Home Depot Incorporated	6,328	1,249,907

Consumer Staples: 8.20%

Beverages: 0.04%
PepsiCo Incorporated	796	91,540

Food & Staples Retailing: 3.76%
Performance Food Group Company †	30,036	1,076,791
US Foods Holding Corporation †	87,777	2,967,740
Wal-Mart Stores Incorporated	60,601	5,407,427

		9,451,958

Food Products: 1.99%
Ingredion Incorporated	25,364	2,569,373
Tyson Foods Incorporated Class A	42,293	2,438,191

		5,007,564

Household Products: 1.84%
The Procter & Gamble Company	57,247	4,630,137

Tobacco: 0.57%
Philip Morris International Incorporated	16,643	1,436,291

Energy: 11.99%

Oil, Gas & Consumable Fuels: 11.99%
Chevron Corporation	62,547	7,897,810
ConocoPhillips	92,839	6,700,191

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Company Value Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources Incorporated	29,821	$3,845,120
Exxon Mobil Corporation	136,290	11,108,998
HollyFrontier Corporation	8,263	616,255

		30,168,374

Financials: 21.95%

Banks: 11.87%
Bank of America Corporation	336,358	10,386,735
Bank of N.T. Butterfield & Son Limited	2,005	99,167
Comerica Incorporated	48,761	4,726,891
JPMorgan Chase & Company	98,065	11,272,572
PNC Financial Services Group Incorporated	1,951	282,563
Synovus Financial Corporation	5,638	278,630
US Bancorp	53,084	2,813,983

		29,860,541

Capital Markets: 3.88%
Affiliated Managers Group Incorporated	1,808	289,298
Ameriprise Financial Incorporated	26,065	3,796,889
State Street Corporation	64,170	5,666,853

		9,753,040

Consumer Finance: 1.28%
Ally Financial Incorporated	46,252	1,237,704
Capital One Financial Corporation	21,028	1,983,361

		3,221,065

Diversified Financial Services: 3.12%
Berkshire Hathaway Incorporated Class B †	39,611	7,837,829

Insurance: 1.76%
CNO Financial Group Incorporated	129,840	2,642,244
The Progressive Corporation	5,922	355,379
Unum Group	36,344	1,443,947

		4,441,570

Mortgage REITs: 0.04%
New Residential Investment Corporation	5,324	95,246

Health Care: 13.65%

Biotechnology: 3.52%
AbbVie Incorporated	37,650	3,472,460
Celgene Corporation †	32,390	2,918,015
Enanta Pharmaceuticals Incorporated †	4,781	466,243
Gilead Sciences Incorporated	18,643	1,450,985
Myriad Genetics Incorporated †	12,799	559,956

		8,867,659

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Large Company Value Fund	13

Security name	Shares	Value

Health Care Equipment & Supplies: 1.12%
Baxter International Incorporated	36,987	$2,679,708
ICU Medical Incorporated †	472	135,370

		2,815,078

Health Care Providers & Services: 3.97%
Express Scripts Holding Company †	63,365	5,034,983
Humana Incorporated	15,735	4,943,622

		9,978,605

Life Sciences Tools & Services: 0.31%
Agilent Technologies Incorporated	11,707	773,130

Pharmaceuticals: 4.73%
Johnson & Johnson	68,720	9,106,774
Merck & Company Incorporated	42,491	2,798,882

		11,905,656

Industrials: 6.55%

Aerospace & Defense: 3.47%
Raytheon Company	24,894	4,929,759
The Boeing Company	10,687	3,807,778

		8,737,537

Airlines: 0.23%
Delta Air Lines Incorporated	10,409	566,458

Industrial Conglomerates: 1.24%
Honeywell International Incorporated	19,599	3,128,980

Road & Rail: 1.61%
CSX Corporation	16,156	1,141,906
Norfolk Southern Corporation	17,144	2,897,336

		4,039,242

Information Technology: 8.32%

Communications Equipment: 1.22%
Cisco Systems Incorporated	72,639	3,071,903

Internet Software & Services: 2.23%
Akamai Technologies Incorporated †	3,046	229,242
Alphabet Incorporated Class A †	2,049	2,514,574
Cars.com Incorporated †	100,988	2,865,030

		5,608,846

IT Services: 0.31%
DXC Technology Company	9,109	771,897

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Company Value Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 1.29%
Intel Corporation	52,506	$2,525,539
Texas Instruments Incorporated	6,561	730,371

		3,255,910

Software: 2.88%
Adobe Systems Incorporated †	17,530	4,289,240
Avaya Holdings Corporation †	98,530	2,027,747
Oracle Corporation	19,259	918,269

		7,235,256

Technology Hardware, Storage & Peripherals: 0.39%
Hewlett Packard Enterprise Company	63,769	984,593

Materials: 3.14%

Metals & Mining: 1.48%
Freeport-McMoRan Incorporated	225,983	3,728,720

Paper & Forest Products: 1.66%
Louisiana-Pacific Corporation	155,040	4,173,677

Real Estate: 6.84%

Equity REITs: 4.71%
Liberty Property Trust	15,483	663,601
Outfront Media Incorporated	145,400	3,089,750
PS Business Parks Incorporated	400	51,108
Retail Properties of America Incorporated Class A	50,073	628,416
STORE Capital Corporation	3,803	104,392
Weingarten Realty Investors	78,327	2,367,042
Xenia Hotels & Resorts Incorporated	203,265	4,957,633

		11,861,942

Real Estate Management & Development: 2.13%
CBRE Group Incorporated Class A †	104,909	5,224,468
Jones Lang LaSalle Incorporated	750	128,258

		5,352,726

Telecommunication Services: 4.59%

Diversified Telecommunication Services: 4.59%
AT&T Incorporated	297,504	9,511,200
Verizon Communications Incorporated	39,495	2,039,522

		11,550,722

Utilities: 6.61%

Electric Utilities: 4.49%
Avangrid Incorporated	79,901	3,999,844
NextEra Energy Incorporated	30,596	5,126,054
PG&E Corporation	50,020	2,154,862

		11,280,760

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Large Company Value Fund	15

Security name		Shares	Value

Independent Power & Renewable Electricity Producers: 0.62%
Vistra Energy Corporation †		69,313	$1,566,474

Multi-Utilities: 1.50%
MDU Resources Group Incorporated		129,935	3,768,115

Total Common Stocks (Cost $227,343,147)			246,883,489

	Yield
Short-Term Investments: 1.66%

Investment Companies: 1.66%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83%	4,171,660	4,171,660

Total Short-Term Investments (Cost $4,171,660)			4,171,660

Total investments in securities (Cost $231,514,807)	99.81%	251,055,149
Other assets and liabilities, net	0.19	490,143

Total net assets	100.00%	$251,545,292

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	37	9-21-2018	$5,113,024	$5,211,635	$98,611	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	7,807,982	56,996,946	60,633,268	4,171,660	$0	$0	$57,278	$4,171,660	1.66%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Company Value Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $227,343,147)	$246,883,489
Investments in affiliated securities, at value (cost $4,171,660)	4,171,660
Segregated cash for futures transactions	300,000
Receivable for Fund shares sold	6,013
Receivable for dividends	306,407
Receivable for daily variation margin on open futures contracts	25,715
Prepaid expenses and other assets	119,507

Total assets	251,812,791

Liabilities
Payable for Fund shares redeemed	101,925
Shareholder servicing fees payable	49,442
Administration fees payable	42,331
Management fee payable	37,319
Professional fees payable	31,187
Distribution fee payable	1,914
Trustees’ fees and expenses payable	1,342
Accrued expenses and other liabilities	2,039

Total liabilities	267,499

Total net assets	$251,545,292

NET ASSETS CONSIST OF
Paid-in capital	$209,519,132
Undistributed net investment income	792,952
Accumulated net realized gains on investments	21,594,255
Net unrealized gains on investments	19,638,953

Total net assets	$251,545,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$214,246,853
Shares outstanding – Class A1	14,820,779
Net asset value per share – Class A	$14.46
Maximum offering price per share – Class A2	$15.34
Net assets – Class C	$2,925,753
Shares outstanding – Class C1	197,529
Net asset value per share – Class C	$14.81
Net assets – Class R6	$22,593
Shares outstanding – Class R6[1]	1,549
Net asset value per share – Class R6	$14.59
Net assets – Administrator Class	$16,743,825
Shares outstanding – Administrator Class[1]	1,147,766
Net asset value per share – Administrator Class	$14.59
Net assets – Institutional Class	$17,606,268
Shares outstanding – Institutional Class[1]	1,207,912
Net asset value per share – Institutional Class	$14.58

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Large Company Value Fund	17

Investment income
Dividends	$5,370,566
Income from affiliated securities	57,278

Total investment income	5,427,844

Expenses
Management fee	1,026,809
Administration fees
Class A	459,720
Class C	6,753
Class R6	8
Administrator Class	22,608
Institutional Class	22,304
Shareholder servicing fees
Class A	547,286
Class C	8,039
Administrator Class	43,476
Distribution fee
Class C	24,117
Custody and accounting fees	12,977
Professional fees	40,420
Registration fees	83,274
Shareholder report expenses	47,563
Trustees’ fees and expenses	23,566
Other fees and expenses	9,789

Total expenses	2,378,709
Less: Fee waivers and/or expense reimbursements	(294,601)

Net expenses	2,084,108

Net investment income	3,343,736

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	25,727,536
Futures contracts	729,223

Net realized gains on investments	26,456,759

Net change in unrealized gains (losses) on:
Unaffiliated securities	(6,707,453)
Futures contracts	98,611

Net change in unrealized gains (losses) on investments	(6,608,842)

Net realized and unrealized gains (losses) on investments	19,847,917

Net increase in net assets resulting from operations	$23,191,653

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Company Value Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment income		$3,343,736		$2,348,357
Net realized gains on investments		26,456,759		53,375,979
Net change in unrealized gains (losses) on investments		(6,608,842)		(21,739,472)

Net increase in net assets resulting from operations		23,191,653		33,984,864

Distributions to shareholders from
Net investment income
Class A		(2,599,881)		(1,529,974)
Class C		(11,926)		(7,593)
Class R6		(420)		0 [1]
Administrator Class		(218,142)		(164,278)
Institutional Class		(253,844)		(101,228)
Net realized gains
Class A		(43,429,588)		0
Class C		(647,269)		0
Class R6		(6,236)		0 [1]
Administrator Class		(3,454,920)		0
Institutional Class		(3,302,668)		0

Total distributions to shareholders		(53,924,894)		(1,803,073)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	243,128	3,569,805	184,685	2,859,171
Class C	4,796	75,911	9,920	159,103
Class R6	297	5,000	1,549 [1]	25,000 [1]
Administrator Class	26,318	380,870	52,078	837,524
Institutional Class	128,944	1,889,629	466,653	7,476,610

		5,921,215		11,357,408

Reinvestment of distributions
Class A	3,111,809	44,581,220	96,773	1,482,398
Class C	42,242	618,917	431	6,671
Class R6	72	1,037	0 [1]	0 [1]
Administrator Class	250,317	3,619,530	9,395	144,443
Institutional Class	203,584	2,943,466	6,282	97,208

		51,764,170		1,730,720

Payment for shares redeemed
Class A	(1,908,557)	(28,835,984)	(1,924,557)	(29,716,601)
Class C	(48,634)	(725,165)	(57,893)	(914,888)
Class R6	(369)	(5,292)	0 [1]	0 [1]
Administrator Class	(227,193)	(3,486,080)	(609,704)	(9,486,019)
Institutional Class	(104,675)	(1,560,195)	(130,275)	(2,050,549)

		(34,612,716)		(42,168,057)

Net increase (decrease) in net assets resulting from capital share transactions		23,072,669		(29,079,929)

Total increase (decrease) in net assets		(7,660,572)		3,101,862

Net assets
Beginning of period		259,205,864		256,104,002

End of period		$251,545,292		$259,205,864

Undistributed net investment income		$792,952		$533,429

[1]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.54	$14.58	$16.10	$16.82	$16.39
Net investment income	0.19	0.14	0.17	0.13 [1]	0.10
Net realized and unrealized gains (losses) on investments	1.29	1.93	(0.41)	0.78	2.04

Total from investment operations	1.48	2.07	(0.24)	0.91	2.14
Distributions to shareholders from
Net investment income	(0.18)	(0.11)	(0.16)	(0.13)	(0.09)
Net realized gains	(3.38)	0.00	(1.12)	(1.50)	(1.62)

Total distributions to shareholders	(3.56)	(0.11)	(1.28)	(1.63)	(1.71)
Net asset value, end of period	$14.46	$16.54	$14.58	$16.10	$16.82
Total return[2]	9.39%	14.24%	(0.98)%	5.72%	13.68%
Ratios to average net assets (annualized)
Gross expenses	0.94%	1.09%	1.24%	1.27%	1.28%
Net expenses	0.83%	0.96%	1.10%	1.10%	1.10%
Net investment income	1.28%	0.91%	1.19%	0.76%	0.61%
Supplemental data
Portfolio turnover rate	258%	221%	50%	71%	59%
Net assets, end of period (000s omitted)	$214,247	$221,207	$218,922	$104,453	$116,398

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.86	$14.90	$16.41	$17.12	$16.70
Net investment income (loss)	0.08	0.03 [1]	0.06	0.00 [2]	(0.02)
Net realized and unrealized gains (losses) on investments	1.30	1.96	(0.40)	0.80	2.07

Total from investment operations	1.38	1.99	(0.34)	0.80	2.05
Distributions to shareholders from
Net investment income	(0.05)	(0.03)	(0.05)	(0.01)	(0.01)
Net realized gains	(3.38)	0.00	(1.12)	(1.50)	(1.62)

Total distributions to shareholders	(3.43)	(0.03)	(1.17)	(1.51)	(1.63)
Net asset value, end of period	$14.81	$16.86	$14.90	$16.41	$17.12
Total return[3]	8.49%	13.40%	(1.68)%	4.92%	12.83%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.84%	1.99%	2.02%	2.03%
Net expenses	1.58%	1.72%	1.85%	1.85%	1.85%
Net investment income (loss)	0.55%	0.16%	0.44%	0.01%	(0.14)%
Supplemental data
Portfolio turnover rate	258%	221%	50%	71%	59%
Net assets, end of period (000s omitted)	$2,926	$3,356	$3,674	$4,488	$4,659

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$16.66	$16.14
Net investment income	0.26	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.30	0.49

Total from investment operations	1.56	0.52
Distributions to shareholders from
Net investment income	(0.25)	0.00
Net realized gains	(3.38)	0.00

Total distributions to shareholders	(3.63)	0.00
Net asset value, end of period	$14.59	$16.66
Total return[3]	9.88%	3.22%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.49%
Net expenses	0.40%	0.40%
Net investment income	1.73%	0.52%
Supplemental data
Portfolio turnover rate	258%	221%
Net assets, end of period (000s omitted)	$23	$26

[1]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.66	$14.68	$16.20	$16.93	$16.47
Net investment income	0.20	0.16 [1]	0.20	0.17	0.15
Net realized and unrealized gains (losses) on investments	1.30	1.94	(0.41)	0.78	2.05

Total from investment operations	1.50	2.10	(0.21)	0.95	2.20
Distributions to shareholders from
Net investment income	(0.19)	(0.12)	(0.19)	(0.18)	(0.12)
Net realized gains	(3.38)	0.00	(1.12)	(1.50)	(1.62)

Total distributions to shareholders	(3.57)	(0.12)	(1.31)	(1.68)	(1.74)
Net asset value, end of period	$14.59	$16.66	$14.68	$16.20	$16.93
Total return	9.44%	14.35%	(0.79)%	5.95%	13.94%
Ratios to average net assets (annualized)
Gross expenses	0.86%	1.01%	1.16%	1.12%	1.12%
Net expenses	0.75%	0.87%	0.93%	0.85%	0.85%
Net investment income	1.37%	1.01%	1.35%	1.01%	0.86%
Supplemental data
Portfolio turnover rate	258%	221%	50%	71%	59%
Net assets, end of period (000s omitted)	$16,744	$18,296	$24,164	$30,177	$36,002

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.65	$14.66	$16.17	$16.91	$16.44
Net investment income	0.24	0.19 [1]	0.21 [1]	0.20 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	1.30	1.94	(0.38)	0.78	2.05

Total from investment operations	1.54	2.13	(0.17)	0.98	2.23
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	(0.22)	(0.22)	(0.14)
Net realized gains	(3.38)	0.00	(1.12)	(1.50)	(1.62)

Total distributions to shareholders	(3.61)	(0.14)	(1.34)	(1.72)	(1.76)
Net asset value, end of period	$14.58	$16.65	$14.66	$16.17	$16.91
Total return	9.77%	14.61%	(0.54)%	6.14%	14.16%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.74%	0.91%	0.85%	0.85%
Net expenses	0.50%	0.61%	0.74%	0.65%	0.65%
Net investment income	1.60%	1.21%	1.52%	1.23%	1.10%
Supplemental data
Portfolio turnover rate	258%	221%	50%	71%	59%
Net assets, end of period (000s omitted)	$17,606	$16,321	$9,343	$1,483	$863

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Large Company Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Large Company Value Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

26	Wells Fargo Large Company Value Fund	Notes to financial statements

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $232,760,787 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,778,743
Gross unrealized losses	(5,385,770)
Net unrealized gains	$18,392,973

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$15,864,448	$0	$0	$15,864,448
Consumer staples	20,617,490	0	0	20,617,490
Energy	30,168,374	0	0	30,168,374
Financials	55,209,291	0	0	55,209,291
Health care	34,340,128	0	0	34,340,128
Industrials	16,472,217	0	0	16,472,217
Information technology	20,928,405	0	0	20,928,405
Materials	7,902,397	0	0	7,902,397
Real estate	17,214,668	0	0	17,214,668
Telecommunication services	11,550,722	0	0	11,550,722
Utilities	16,615,349	0	0	16,615,349

Short-term investments
Investment companies	4,171,660	0	0	4,171,660
	251,055,149	0	0	251,055,149
Futures contracts	98,611	0	0	98,611
Total assets	$251,153,760	$0	$0	$251,153,760

Notes to financial statements	Wells Fargo Large Company Value Fund	27

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. The current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.33% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Analytic Investor LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A shares, 1.58% for Class C shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $2,137 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

28	Wells Fargo Large Company Value Fund	Notes to financial statements

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $648,411,599 and $671,668,940, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2018, the Fund entered into futures contract to gain market exposure. The Fund had an average notional amount of $4,849,707 in long futures contracts during the year ended July 31, 2018.

On July 31, 2018, the cumulative unrealized gains on futures contracts in the amount of $98,611 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017
Ordinary income	$6,104,081	$1,803,073
Long-term capital gain	47,820,813	0

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$17,490,723	$6,153,732	$18,392,973

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Large Company Value Fund	29

10. SUBSEQUENT DISTRIBUTIONS

On September 24, 2018, the Fund declared distributions from net investment income to shareholders of record on September 21, 2018. The per share amounts payable on September 25, 2018 were as follows:

Net investment income
Class A	$0.08258
Class C	0.01906
Class R6	0.11424
Administrator Class	0.08859
Institutional Class	0.10714

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Large Company Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Large Company Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 53.30% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $47,820,813 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $3,329,663 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $30,604 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, $3,019,868 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Large Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Company Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Large Company Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Large Company Value Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Company Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Company Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Analytic Investors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36	Wells Fargo Large Company Value Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the ten-year period under review, but lower than the average investment performance of the Universe for the one-, three- and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Value Index, for the one-year period under review, but lower than its benchmark index for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Large Company Value Fund	37

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Large Company Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Large Company Value Fund	39
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

40	Wells Fargo Large Company Value Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314800 09-18 A210/AR210 07-18

Annual Report

July 31, 2018

Wells Fargo Low Volatility U.S. Equity Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Low Volatility U.S. Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Low Volatility U.S. Equity Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Low Volatility U.S. Equity Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Low Volatility U.S. Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Analytic Investors, LLC

Portfolio managers

Dennis Bein, CFA®

Ryan Brown, CFA®

Harindra de Silva, Ph.D., CFA®

Average annual total returns (%) as of July 31, 2018

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
		1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WLVLX)	10-31-2016	0.24	7.11	6.32	10.80	1.64	0.83
Class C (WLVKX)	10-31-2016	4.45	9.94	5.45	9.94	2.39	1.58
Class R6 (WLVJX)	10-31-2016	–	–	6.70	11.26	1.21	0.40
Administrator Class (WLVDX)	10-31-2016	–	–	6.36	10.85	1.56	0.75
Institutional Class (WLVOX)	10-31-2016	–	–	6.64	11.16	1.31	0.50
Russell 1000® Index[3]	–	–	–	16.19	19.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	7

Growth of $10,000 investment as of July 31, 2018[4]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]

The Personal Consumption Expenditures (PCE) Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Low Volatility U.S. Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 1000® Index, for the 12-month period that ended July 31, 2018.

∎

Primary detractors from Fund performance during the reporting period included an overweight to the consumer staples and utilities sectors, an underweight to the information technology (IT) sector, and our focus on lower-risk/lower-beta stocks, which underperformed in the rapidly rising market environment. Beta is a measure of a stock’s volatility relative to general market movements; lower-beta stocks tend to deliver lower variation in returns compared with the overall market.

∎	Our risk management and emphasis on high-quality stocks led to lack of exposure to the struggling telecommunication services sector and favorable stock selection in the health care sector.

U.S. stocks delivered strong results during the reporting period.

In general, economic data released during the period was positive and upbeat. For example, gross domestic product growth for the fourth quarter of 2017 was revised up to a 2.9% annualized rate. In addition, a surprising 313,000 new jobs were added in February 2018, with another 39,000 added to the already-strong January report. The U.S. unemployment rate fell to 3.8% by the end of the period, the lowest jobless rate since April 2000, and household spending increased.

Ten largest holdings (%) as of July 31, 2018[5]
NextEra Energy Incorporated	2.45
PepsiCo Incorporated	2.40
The Procter & Gamble Company	2.28
Colgate-Palmolive Company	2.27
Merck & Company Incorporated	2.14
Waste Management Incorporated	2.11
Costco Wholesale Corporation	2.10
Raytheon Company	2.09
Sysco Corporation	2.08
Baxter International Incorporated	2.06

Stocks continued to climb despite increasing geopolitical risk. Escalating tension between the U.S. and North Korea, including the launch of North Korean ballistic missiles over Japan, was an example of events in the ongoing tensions between the two countries. In addition, stocks moved higher even as the U.S. Federal Reserve (Fed) raised interest rates three times during the period and six times since the 2008 financial crisis. Year-over-year inflation, as measured by the PCE Index6, hit the Fed’s 2% target in March 2018 for the first time in over a year, a sign of strengthening U.S. inflation pressures that could encourage the Fed to continue lifting interest rates this year. Although the Fed left U.S. interest rates unchanged in May 2018, the central bank also took note of rising prices and said it now expects inflation to be near its 2% target over the medium term.

Market volatility, while tame for most of the one-year period, returned in early 2018 amid worries about inflation, global trade wars, and new regulations on technology firms.

The Fund seeks to have less volatility than the overall stock market.

Our investment process focuses primarily on volatility reduction; we seek to maintain a standard deviation (variation between highest and lowest returns) that is 20% to 30% less than that of the index while delivering a similar or higher level of return over a full market cycle. Using our fundamental and statistical risk models, we construct the portfolio by quantitatively identifying companies that possess lower forecasted risks. Due to the Fund’s focus on low-beta stocks, which tend to be more defensive in nature, we were not surprised by the Fund’s recent underperformance given that the stock market climbed over 16% over the 12-month period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	9

Sector distribution as of July 31, 2018[7]

The Fund’s focus on low volatility can lead to sector weights and Fund holdings that result in Fund underperformance during a rapidly rising market; this was the case during the reporting period.

Due to our low-volatility emphasis, sector weights within the Fund tend to deviate meaningfully from those of the benchmark. During the period, the Fund held underweights to sectors that generally exhibited higher betas, such as IT, and overweight positions to consumer staples and utilities, sectors that are considered defensive in nature. IT was the best-performing sector in the index for the period; therefore, the Fund’s sizable underweight to IT hampered relative results. The consumer staples and utilities sectors posted relatively weak returns and underperformed the benchmark, which caused the Fund’s large overweight to the sector to detract from Fund performance. Stock selection within utilities also negatively affected results, as overweight positions to PPL Corporation* and PG&E Corporation negatively influenced results.

Our emphases on risk management and high-quality stocks proved favorable during the reporting period.

Lack of exposure to the telecommunication services sector helped the Fund’s relative performance. The Fund lacks exposure primarily because this sector has exhibited considerably higher relative volatility in recent years.

Stock selection within the health care sector also contributed to performance, due primarily to the Fund’s investment in IDEXX Laboratories, Incorporated, which was the top contributor to relative performance. This company possesses high-quality characteristics favored by our quantitative models, such as strong earnings quality and low risk. We expect these high-quality factors may aid the Fund’s goal of providing lower volatility while retaining the Fund’s potential for appreciation.

Going forward, we will continue to favor low-beta stocks as they serve the Fund’s goal: to reduce volatility.

Using our fundamental and statistical risk models, we will quantitatively identify companies with lower forecasted risks. In addition, we will use our comprehensive alpha-prediction model when selecting lower-risk stocks. Alpha measures the excess return of an investment vehicle, such as a mutual fund, relative to the return of its index. Our process quantitatively forecasts returns using over 70 fundamental, technical, and proprietary factors, also known as alpha signals. As a result, our process not only assesses investment opportunities from a risk perspective but also from an alpha standpoint. We believe this increases the likelihood that over a full market cycle, the Fund may provide investors with lower overall portfolio risk relative to the index while delivering a similar or higher level of return.

Please see footnotes on page 7.

10	Wells Fargo Low Volatility U.S. Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$993.98	$4.17	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$989.66	$7.92	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Class R6
Actual	$1,000.00	$995.70	$2.01	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Administrator Class
Actual	$1,000.00	$993.98	$3.77	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Institutional Class
Actual	$1,000.00	$995.70	$2.52	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Low Volatility U.S. Equity Fund	11

Security name	Shares	Value

Common Stocks: 97.46%

Consumer Discretionary: 8.45%

Auto Components: 0.69%
Lear Corporation	868	$156,353
Visteon Corporation †	915	107,128

		263,481

Diversified Consumer Services: 0.49%
Grand Canyon Education Incorporated †	740	86,232
H&R Block Incorporated	4,045	101,772

		188,004

Hotels, Restaurants & Leisure: 3.54%
Aramark	1,264	50,825
Darden Restaurants Incorporated	5,331	570,097
Hilton Grand Vacations Incorporated †	14,035	485,471
McDonald’s Corporation	1,594	251,119

		1,357,512

Household Durables: 1.66%
Garmin Limited	1,965	122,714
NVR Incorporated †	187	516,013

		638,727

Media: 1.54%
Lions Gate Entertainment Class B	3,262	74,602
Sirius XM Holdings Incorporated	35,539	249,484
The Madison Square Garden Company Class A †	857	267,538

		591,624

Specialty Retail: 0.53%
Best Buy Company Incorporated	1,091	81,858
ULTA Beauty Incorporated †	491	119,995

		201,853

Consumer Staples: 28.45%

Beverages: 3.11%
PepsiCo Incorporated	8,020	922,300
The Coca-Cola Company	5,850	272,786

		1,195,086

Food & Staples Retailing: 6.92%
Costco Wholesale Corporation	3,693	807,696
Sysco Corporation	11,852	796,573
US Foods Holding Corporation †	17,331	585,961
Wal-Mart Stores Incorporated	5,222	465,959

		2,656,189

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Low Volatility U.S. Equity Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Food Products: 7.10%
Bunge Limited	7,202	$497,874
Flowers Foods Incorporated	9,853	201,001
Ingredion Incorporated	1,304	132,095
Lamb Weston Holdings Incorporated	10,704	752,170
The Hershey Company	6,658	653,882
Tyson Foods Incorporated Class A	8,448	487,027

		2,724,049

Household Products: 7.44%
Colgate-Palmolive Company	12,989	870,393
Kimberly-Clark Corporation	6,401	728,818
The Clorox Company	2,823	381,585
The Procter & Gamble Company	10,825	875,526

		2,856,322

Personal Products: 0.95%
The Estee Lauder Companies Incorporated Class A	2,694	363,528

Tobacco: 2.93%
Altria Group Incorporated	12,379	726,400
Philip Morris International	4,603	397,239

		1,123,639

Financials: 14.48%

Banks: 0.97%
Comerica Incorporated	2,680	259,799
US Bancorp	2,080	110,261

		370,060

Capital Markets: 4.23%
CBOE Holdings Incorporated	6,330	614,833
CME Group Incorporated	3,719	591,767
Intercontinental Exchange Incorporated	3,817	282,114
LPL Financial Holdings Incorporated	1,092	72,389
Morningstar Incorporated	473	62,436

		1,623,539

Diversified Financial Services: 0.10%
AXA Equitable Holdings Incorporated †	1,771	38,944

Insurance: 5.82%
American Financial Group Incorporated	6,364	717,159
American National Insurance Company	202	26,056
Aon plc	1,358	194,941
Arch Capital Group Limited †	6,753	206,372
Everest Reinsurance Group Limited	1,459	318,573
The Allstate Corporation	383	36,431
The Progressive Corporation	10,951	657,170
Unum Group	1,936	76,917

		2,233,619

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Low Volatility U.S. Equity Fund	13

Security name	Shares	Value

Mortgage REITs: 3.36%
AGNC Investment Corporation	15,735	$306,360
Chimera Investment Corporation	6,559	125,277
MFA Financial Incorporated	42,071	338,672
New Residential Investment Corporation	11,700	209,313
Starwood Property Trust Incorporated	8,220	187,745
Two Harbors Investment Corporation	7,828	121,334

		1,288,701

Health Care: 10.79%

Health Care Equipment & Supplies: 3.67%
Baxter International Incorporated	10,892	789,125
ICU Medical Incorporated †	173	49,616
IDEXX Laboratories Incorporated †	2,324	569,217

		1,407,958

Health Care Providers & Services: 2.88%
AmerisourceBergen Corporation	2,751	225,114
Cigna Corporation	228	40,908
Humana Incorporated	2,500	785,450
Laboratory Corporation of America Holdings †	295	51,725

		1,103,197

Life Sciences Tools & Services: 1.83%
Bio-Rad Laboratories Incorporated Class A †	2,295	703,762

Pharmaceuticals: 2.41%
Merck & Company Incorporated	12,440	819,423
Zoetis Incorporated	1,228	106,197

		925,620

Industrials: 8.64%

Aerospace & Defense: 4.08%
BWX Technologies Incorporated	3,788	249,099
Lockheed Martin Corporation	1,583	516,216
Raytheon Company	4,043	800,635

		1,565,950

Air Freight & Logistics: 1.37%
Expeditors International of Washington Incorporated	6,883	524,278

Commercial Services & Supplies: 2.99%
Republic Services Incorporated	4,621	334,930
Waste Management Incorporated	9,015	811,350

		1,146,280

Industrial Conglomerates: 0.20%
Carlisle Companies Incorporated	637	78,249

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Low Volatility U.S. Equity Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Information Technology: 8.21%

Communications Equipment: 1.25%
Motorola Solutions Incorporated	3,944	$478,407

Electronic Equipment, Instruments & Components: 0.20%
National Instruments Corporation	1,749	76,624

Internet Software & Services: 0.46%
IAC Corporation †	1,212	178,467

IT Services: 3.71%
Amdocs Limited	10,291	695,466
Booz Allen Hamilton Holding Corporation	14,567	688,582
MasterCard Incorporated Class A	208	41,184

		1,425,232

Semiconductors & Semiconductor Equipment: 0.28%
Maxim Integrated Products Incorporated	1,743	106,567

Software: 2.31%
Cadence Design Systems Incorporated †	4,764	210,045
CDK Global Incorporated	3,840	239,808
Fortinet Incorporated †	1,904	119,781
Synopsys Incorporated †	3,554	317,834

		887,468

Materials: 1.66%

Chemicals: 0.16%
Valvoline Incorporated	2,680	60,541

Containers & Packaging: 0.55%
Avery Dennison Corporation	791	90,712
Berry Global Group Incorporated †	2,460	120,171

		210,883

Metals & Mining: 0.95%
Newmont Mining Corporation	9,963	365,443

Real Estate: 4.60%

Equity REITs: 4.60%
Apple Hospitality REIT Incorporated	15,864	285,393
Equity Commonwealth †	11,457	369,374
Park Hotels & Resorts Incorporated	4,440	138,883
Prologis Incorporated	2,127	139,574
Rayonier Incorporated	5,071	177,536
SBA Communications Corporation †	4,126	652,940

		1,763,700

Telecommunication Services: 1.49%

Diversified Telecommunication Services: 1.49%
AT&T Incorporated	17,848	570,601

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Low Volatility U.S. Equity Fund	15

Security name		Shares	Value

Utilities: 10.69%

Electric Utilities: 8.03%
American Electric Power Company Incorporated		2,997	$213,207
Edison International		1,622	108,074
Exelon Corporation		7,612	323,510
Hawaiian Electric Industries Incorporated		16,957	596,378
NextEra Energy Incorporated		5,607	939,397
PG&E Corporation		9,618	414,343
Pinnacle West Capital Corporation		3,661	294,454
Xcel Energy Incorporated		4,132	193,626

			3,082,989

Gas Utilities: 0.83%
UGI Corporation		6,035	320,700

Independent Power & Renewable Electricity Producers: 0.49%
Vistra Energy Corporation †		8,302	187,625

Multi-Utilities: 1.34%
CenterPoint Energy Incorporated		3,700	105,376
CMS Energy Corporation		7,178	346,985
MDU Resources Group Incorporated		2,091	60,639

			513,000

Total Common Stocks (Cost $34,698,624)			37,398,418

	Yield
Short-Term Investments: 2.41%

Investment Companies: 2.41%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83%	922,225	922,225

Total Short-Term Investments (Cost $922,225)			922,225

Total investments in securities (Cost $35,620,849)	99.87%	38,320,643
Other assets and liabilities, net	0.13	51,221

Total net assets	100.00%	$38,371,864

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Low Volatility U.S. Equity Fund	Portfolio of investments—July 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,095,727	9,443,131	9,616,633	922,225	$0	$0	$12,771	$922,225	2.41%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2018	Wells Fargo Low Volatility U.S. Equity Fund	17

Assets
Investments in unaffiliated securities, at value (cost $34,698,624)	$37,398,418
Investments in affiliated securities, at value (cost $922,225)	922,225
Receivable for dividends	40,188
Receivable from manager	25,772
Prepaid expenses and other assets	72,242

Total assets	38,458,845

Liabilities
Professional fees payable	46,710
Shareholder report expenses payable	28,068
Custodian and accounting fees payable	6,396
Administration fees payable	4,231
Trustees’ fees and expenses payable	1,457
Distribution fees payable	119

Total liabilities	86,981

Total net assets	$38,371,864

NET ASSETS CONSIST OF
Paid-in capital	$33,935,348
Undistributed net investment income	364,175
Accumulated net realized gains on investments	1,372,547
Net unrealized gains on investments	2,699,794

Total net assets	$38,371,864

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,312,226
Shares outstanding – Class A1	113,533
Net asset value per share – Class A	$11.56
Maximum offering price per share – Class A2	$12.27
Net assets – Class C	$186,722
Shares outstanding – Class C1	16,245
Net asset value per share – Class C	$11.49
Net assets – Class R6	$1,163,517
Shares outstanding – Class R6[1]	100,480
Net asset value per share – Class R6	$11.58
Net assets – Administrator Class	$116,023
Shares outstanding – Administrator Class[1]	10,042
Net asset value per share – Administrator Class	$11.55
Net assets – Institutional Class	$35,593,376
Shares outstanding – Institutional Class[1]	3,074,122
Net asset value per share – Institutional Class	$11.58

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Low Volatility U.S. Equity Fund	Statement of operations—year ended July 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $101)	$892,629
Income from affiliated securities	12,771

Total investment income	905,400

Expenses
Management fee	153,015
Administration fees
Class A	2,584
Class C	299
Class R	68	[1]
Class R6	342
Administrator Class	148
Institutional Class	46,275
Shareholder servicing fees
Class A	3,076
Class C	356
Class R	81	[1]
Administrator Class	284
Distribution fees
Class C	1,067
Class R	81	[1]
Custody and accounting fees	17,724
Professional fees	53,341
Registration fees	110,026
Shareholder report expenses	50,340
Trustees’ fees and expenses	23,307
Other fees and expenses	7,388

Total expenses	469,802
Less: Fee waivers and/or expense reimbursements	(273,606)

Net expenses	196,196

Net investment income	709,204

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,575,047
Net change in unrealized gains (losses) on investments	219,615

Net realized and unrealized gains (losses) on investments	1,794,662

Net increase in net assets resulting from operations	$2,503,866

[1]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Low Volatility U.S. Equity Fund	19

	Year ended July 31, 2018		Year ended July 31, 2017[1]

Operations
Net investment income		$709,204		$486,714
Net realized gains on investments		1,575,047		426,122
Net change in unrealized gains (losses) on investments		219,615		2,480,179

Net increase in net assets resulting from operations		2,503,866		3,393,015

Distributions to shareholders from
Net investment income
Class A		(19,083)		(1,837)
Class C		(941)		(295)
Class R		0 [2]		(382)
Class R6		(22,574)		(5,028)
Administrator Class		(1,865)		(441)
Institutional Class		(665,070)		(114,483)
Net realized gains
Class A		(20,121)		0
Class C		(1,864)		0
Class R6		(18,434)		0
Administrator Class		(1,842)		0
Institutional Class		(586,361)		0

Total distributions to shareholders		(1,338,155)		(122,466)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	36,479	411,267	114,026	1,216,340
Class C	7,545	83,872	10,000	100,000
Class R	0 [2]	0 [2]	10,000	100,000
Class R6	0	0	100,000	1,000,000
Administrator Class	0	0	10,000	100,000
Institutional Class	321,940	3,618,353	2,955,414	30,144,185

		4,113,492		32,660,525

Reinvestment of distributions
Class A	3,092	35,640	175	1,837
Class C	3	37	28	295
Class R	0 [2]	0 [2]	37	382
Class R6	0	0	480	5,028
Administrator Class	0	0	42	441
Institutional Class	25,951	299,171	10,934	114,483

		334,848		122,466

Payment for shares redeemed
Class A	(23,744)	(260,000)	(16,495)	(181,770)
Class C	(1,331)	(15,125)	0	0
Class R	(10,037)[2]	(114,115)[2]	0	0
Institutional Class	(227,303)	(2,583,866)	(12,814)	(140,851)

		(2,973,106)		(322,621)

Net increase in net assets resulting from capital share transactions		1,475,234		32,460,370

Total increase in net assets		2,640,945		35,730,919

Net assets
Beginning of period		35,730,919		0

End of period		$38,371,864		$35,730,919

Undistributed net investment income		$364,175		$364,504

[1]	For the period from October 31, 2016 (commencement of operations) to July 31, 2017

[2]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Low Volatility U.S. Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017[1]
Net asset value, beginning of period	$11.21	$10.00
Net investment income	0.16	0.13
Net realized and unrealized gains (losses) on investments	0.54	1.12

Total from investment operations	0.70	1.25
Distributions to shareholders from
Net investment income	(0.17)	(0.04)
Net realized gains	(0.18)	0.00

Total distributions to shareholders	(0.35)	(0.04)
Net asset value, end of period	$11.56	$11.21
Total return[2]	6.32%	12.53%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.61%
Net expenses	0.83%	0.82%
Net investment income	1.53%	1.78%
Supplemental data
Portfolio turnover rate	75%	39%
Net assets, end of period (000s omitted)	$1,312	$1,096

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Low Volatility U.S. Equity Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017[1]
Net asset value, beginning of period	$11.16	$10.00
Net investment income	0.08	0.08
Net realized and unrealized gains (losses) on investments	0.52	1.11

Total from investment operations	0.60	1.19
Distributions to shareholders from
Net investment income	(0.09)	(0.03)
Net realized gains	(0.18)	0.00

Total distributions to shareholders	(0.27)	(0.03)
Net asset value, end of period	$11.49	$11.16
Total return[2]	5.45%	11.91%
Ratios to average net assets (annualized)
Gross expenses	2.31%	2.40%
Net expenses	1.58%	1.58%
Net investment income	0.76%	1.01%
Supplemental data
Portfolio turnover rate	75%	39%
Net assets, end of period (000s omitted)	$187	$112

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Low Volatility U.S. Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$11.24	$10.00
Net investment income	0.22	0.18
Net realized and unrealized gains (losses) on investments	0.52	1.11

Total from investment operations	0.74	1.29
Distributions to shareholders from
Net investment income	(0.22)	(0.05)
Net realized gains	(0.18)	0.00

Total distributions to shareholders	(0.40)	(0.05)
Net asset value, end of period	$11.58	$11.24
Total return[2]	6.70%	12.94%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.22%
Net expenses	0.40%	0.40%
Net investment income	1.96%	2.19%
Supplemental data
Portfolio turnover rate	75%	39%
Net assets, end of period (000s omitted)	$1,164	$1,129

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Low Volatility U.S. Equity Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017[1]
Net asset value, beginning of period	$11.21	$10.00
Net investment income	0.18	0.15
Net realized and unrealized gains (losses) on investments	0.53	1.10

Total from investment operations	0.71	1.25
Distributions to shareholders from
Net investment income	(0.19)	(0.04)
Net realized gains	(0.18)	0.00

Total distributions to shareholders	(0.37)	(0.04)
Net asset value, end of period	$11.55	$11.21
Total return[2]	6.36%	12.57%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.57%
Net expenses	0.75%	0.75%
Net investment income	1.61%	1.84%
Supplemental data
Portfolio turnover rate	75%	39%
Net assets, end of period (000s omitted)	$116	$113

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Low Volatility U.S. Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017[1]
Net asset value, beginning of period	$11.23	$10.00
Net investment income	0.20	0.16
Net realized and unrealized gains (losses) on investments	0.54	1.12

Total from investment operations	0.74	1.28
Distributions to shareholders from
Net investment income	(0.21)	(0.05)
Net realized gains	(0.18)	0.00

Total distributions to shareholders	(0.39)	(0.05)
Net asset value, end of period	$11.58	$11.23
Total return[2]	6.64%	12.82%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.31%
Net expenses	0.50%	0.50%
Net investment income	1.87%	2.09%
Supplemental data
Portfolio turnover rate	75%	39%
Net assets, end of period (000s omitted)	$35,593	$33,169

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Low Volatility U.S. Equity Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

26	Wells Fargo Low Volatility U.S. Equity Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $35,662,635 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,717,450
Gross unrealized losses	(1,059,442)
Net unrealized gains	$2,658,008

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$3,241,201	$0	$0	$3,241,201
Consumer staples	10,918,813	0	0	10,918,813
Financials	5,554,863	0	0	5,554,863
Health care	4,140,537	0	0	4,140,537
Industrials	3,314,757	0	0	3,314,757
Information technology	3,152,765	0	0	3,152,765
Materials	636,867	0	0	636,867
Real estate	1,763,700	0	0	1,763,700
Telecommunication services	570,601	0	0	570,601
Utilities	4,104,314	0	0	4,104,314

Short-term investments
Investment companies	922,225	0	0	922,225
Total assets	$38,320,643	$0	$0	$38,320,643

Notes to financial statements	Wells Fargo Low Volatility U.S. Equity Fund	27

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.33% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Analytic Investors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.12% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A shares, 1.58% for Class C shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $99 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2018.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

28	Wells Fargo Low Volatility U.S. Equity Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $28,734,731 and $27,633,458, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	Year ended July 31
	2018	2017*
Ordinary income	$1,337,744	$122,466
Long-term capital gain	411	0

*	For the period from October 31, 2016 (commencement of operations) to July 31, 2017

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$624,973	$1,153,535	$2,658,008

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Low Volatility U.S. Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the period from October 31, 2016 (commencement of operations) to July 31, 2017 and the year ended July 31, 2018, and the related notes (collectively, the “financial statements”) and the financial highlights for the period from October 31, 2016 (commencement of operations) to July 31, 2017 and the year ended July 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the period from October 31, 2016 (commencement of operations) to July 31, 2017 and the year ended July 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

30	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 55.56% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $411 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $808,364 of income dividends paid during the fiscal year ended July 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2018, $8,583 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2018, $628,211 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Low Volatility U.S. Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Analytic Investors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	35

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000 Index, for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the period identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s short operating history.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Administrator Class, Institutional Class and Class R6 would be reduced.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

36	Wells Fargo Low Volatility U.S. Equity Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Low Volatility U.S. Equity Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Low Volatility U.S. Equity Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314802 09-18 A270/AR270 07-18

Annual Report

July 31, 2018

Wells Fargo Omega Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Omega Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Omega Growth Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Omega Growth Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Omega Growth Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Omega Growth Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKOAX)	4-29-1968	19.57	12.19	12.05	26.86	13.53	12.72	1.28	1.28
Class C (EKOCX)	8-2-1993	24.88	12.68	11.87	25.88	12.68	11.87	2.03	2.03
Class R (EKORX)	10-10-2003	–	–	–	26.53	13.24	12.44	1.53	1.53
Administrator Class (EOMYX)	1-13-1997	–	–	–	27.07	13.77	12.98	1.20	1.10
Institutional Class (EKONX)	7-30-2010	–	–	–	27.39	14.06	13.21	0.95	0.85
Russell 3000® Growth Index[4]	–	–	–	–	22.86	15.55	12.27	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Omega Growth Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

[1]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2018.

∎	Stock selection within the consumer discretionary and information technology (IT) sectors benefited performance.

∎	Stock selection in the health care sector detracted from performance.

For much of the past 12 months, bullish sentiment for U.S. equities was apparent as global growth was synchronized, corporate earnings were strong, widespread tax cuts had been passed, and deregulations were being enacted. More recently, however, a combination of crosscurrents from macro and geopolitical sources caused a downshift in growth expectations. The most significant change to outlooks came from markets outside the U.S. Arguably the biggest factor precipitating the downshift in growth came from concerns around global trade. The U.S. government expanded tariffs on goods from around the world, with a particular focus on China. This prompted retaliation from China and other trading partners, heightening fears of a possible trade war. These recent global developments highlighted a dynamic that we have long appreciated and incorporated into our portfolio positioning: true organic growth remains scarce and the firms that can make their own luck will be rewarded by investors.

Ten largest holdings (%) as of July 31, 2018[6]
Amazon.com Incorporated	6.49
Microsoft Corporation	6.40
Visa Incorporated Class A	4.04
Alphabet Incorporated Class A	3.93
UnitedHealth Group Incorporated	3.91
First Data Corporation Class A	2.53
Waste Connections Incorporated	2.29
The Sherwin-Williams Company	1.80
Aptiv plc	1.76
Union Pacific Corporation	1.73

The Fund’s consumer discretionary and IT holdings contributed to relative performance.

Within the consumer discretionary sector, strength was visible among internet and direct-marketing retail holdings, and the portfolio management team’s security selection in this industry proved additive to returns. Shares of Amazon.com, Incorporated, appreciated over the past year as the company remains levered to powerful secular growth trends. Over the past 12 months, sales continued to accelerate while profits soared to a record level. The company also announced plans to increase the price of Amazon Prime subscriptions by 20%, while subscribers topped 100 million for the first time. Additionally, the company has made strategic acquisitions, such as Whole Foods Market, Incorporated. Amazon has continued to benefit from the powerful shift to online retail spending, while Amazon Web Services (AWS) has become the dominant provider of cloud-computing services. AWS was the largest driver of profit gains during the year. We continue to be impressed with Amazon’s growing scale in a number of large market opportunities.

Within the IT sector, specific strength was visible in the IT services industry as shares of WEX Incorporated appreciated over the past year. WEX provides corporate payment solutions and has reported better-than-expected financial results across its business segments as well as raised earnings guidance over the past 12 months. The company’s fleet-management business, which accounts for the majority of company revenue, saw strong growth as WEX continues to take market share. WEX is the second-largest fuel card provider in the U.S. and, as such, typically benefits when gas prices rise, as they have over the past year. Additionally, the company has attracted new customers, as evidenced by an agreement to provide management services and fuel cards to Verizon Communications Incorporated’s 25,000-vehicle fleet. WEX’s other business segments, which provide payment solutions to online travel agencies such as Expedia, Incorporated, and payment processing for health savings accounts, also saw robust growth over the period. Finally, the recently passed tax-reform bill should provide for a meaningful reduction in the company’s effective tax rate. These factors contributed to the strength in WEX shares over the past year.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Omega Growth Fund	9

Sector distribution as of July 31, 2018[7]

Stock selection in the health care sector detracted from relative performance.

Among the Fund’s health care holdings, Celgene Corporation detracted from performance. Celgene, a global biopharmaceutical company, has a strong franchise with several drugs, including Revlimid to treat multiple myeloma and Otezla to treat psoriasis. While Revlimid has been the largest contributor to the company’s recent success and expectations for growth of Revlimid remain on track, this blockbuster drug will come off patent by the middle of 2020. The company has been investing in several other drug development trials. Over the past 12 months, the stock came under pressure when it was announced that the development of a drug to treat multiple sclerosis had its filing refused by the FDA. While Celgene intends to refile with additional data, the setback resulted in a downward revision to the company’s longer-term earnings profile.

Additionally within the health care sector, our position in Hologic, Incorporated, weighed on returns over the past year. Hologic is a medical device company that specializes in imaging, diagnostics, and gynecology surgical tools. The company, a leader in mammography, has developed a breast-imaging device that uses a new technology to produce a 3D image. This 3D screening test is the only one approved by the FDA and is considered superior to standard mammography. The stock came under pressure after the company missed revenue and earnings projections. The results were primarily the result of a slowdown in the surgical business. The other issue affecting Hologic over the past 12 months has been the company’s Cynosure business. Cynosure, which is a noninvasive body-contouring business, had been acquired by Hologic in an effort to diversify revenue sources. The integration of the acquisition has been slower than expected, prompting investor concern and weakness in the stock.

We remain somewhat cautious given geopolitical and macroeconomic uncertainties; however, we maintain confidence in the Fund’s positioning.

Looking broadly at financial markets through our lens of a bottom-up, fundamentally based investment process, we see ample reasons to maintain a cautious stance given potential factors such as trade wars, political instability, softness in China, and a hawkish U.S. Federal Reserve. We are, however, excited about companies held in the portfolio—those with organic growth and strategies that we believe are on the right side of change. Yet, with uncertainties on the rise, it may be prudent for investors to be mindful of downside risks and to moderate return expectations.

From a portfolio positioning standpoint, our strategy is to stay balanced. The portfolio includes a substantial allocation to stocks we consider to be core holdings, companies that we believe have consistent and durable fundamentals. These are businesses that our analysis suggests have profitable models, competitive advantages, and long runways of visible growth. On the other side, we own companies we consider to have idiosyncratic qualities. These are developing situations that our process finds to have unique drivers that are not yet clearly visible to other investors. These companies typically trade at reasonable valuations and, importantly, should buffer volatility if the market rotates out of momentum and high-beta factors. Finally, we are being very selective in the areas of our universe where valuations are approaching extremes, including certain cloud software, medical device, and biotechnology companies. The portfolio holds companies that we believe possess strong fundamentals and growth prospect, and yet it trades at a reasonable valuation profile. This is an attractive structure that has us excited to seek continued competitive performance for investors.

Please see footnotes on page 7.

10	Wells Fargo Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,047.43	$6.59	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.77	$6.50	1.28%
Class C
Actual	$1,000.00	$1,043.36	$10.44	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.29	2.03%
Class R
Actual	$1,000.00	$1,045.93	$7.87	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.51	$7.76	1.53%
Administrator Class
Actual	$1,000.00	$1,048.18	$5.68	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class
Actual	$1,000.00	$1,049.47	$4.39	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Omega Growth Fund	11

Security name	Shares	Value

Common Stocks: 99.31%

Consumer Discretionary: 17.57%

Auto Components: 1.76%
Aptiv plc	147,200	$14,435,904

Automobiles: 0.76%
Ferrari NV «	47,100	6,246,402

Diversified Consumer Services: 3.05%
Adtalem Global Education Incorporated †	229,500	12,519,225
Bright Horizons Family Solutions Incorporated †	117,357	12,556,025

		25,075,250

Hotels, Restaurants & Leisure: 2.37%
Melco Crown Entertainment Limited ADR	372,500	9,632,850
Vail Resorts Incorporated	35,602	9,857,126

		19,489,976

Internet & Direct Marketing Retail: 8.03%
Amazon.com Incorporated †	30,000	53,323,200
Netflix Incorporated †	37,400	12,620,630

		65,943,830

Specialty Retail: 1.60%
The Home Depot Incorporated	66,400	13,115,328

Consumer Staples: 1.54%

Food Products: 1.54%
Lamb Weston Holdings Incorporated	179,800	12,634,546

Energy: 0.72%

Oil, Gas & Consumable Fuels: 0.72%
Pioneer Natural Resources Company	31,100	5,886,297

Financials: 4.39%

Capital Markets: 3.07%
Intercontinental Exchange Incorporated	178,300	13,178,153
Raymond James Financial Incorporated	131,402	12,035,109

		25,213,262

Consumer Finance: 1.32%
SLM Corporation †	963,400	10,876,786

Health Care: 10.26%

Biotechnology: 1.81%
Celgene Corporation †	105,375	9,493,234
Exelixis Incorporated †	261,500	5,413,050

		14,906,284

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Omega Growth Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Health Care Equipment & Supplies: 2.20%
Baxter International Incorporated	86,700	$6,281,415
Edwards Lifesciences Corporation †	53,500	7,621,075
Hologic Incorporated †	96,900	4,157,979

		18,060,469

Health Care Providers & Services: 4.69%
Amedisys Incorporated †	68,389	6,403,262
UnitedHealth Group Incorporated	126,700	32,082,974

		38,486,236

Life Sciences Tools & Services: 1.56%
Illumina Incorporated †	39,500	12,812,220

Industrials: 14.00%

Aerospace & Defense: 2.21%
BWX Technologies Incorporated	135,400	8,903,904
Mercury Computer Systems Incorporated †	221,900	9,259,887

		18,163,791

Commercial Services & Supplies: 3.99%
Cintas Corporation	68,400	13,986,432
Waste Connections Incorporated	242,422	18,814,371

		32,800,803

Electrical Equipment: 0.79%
Rockwell Automation Incorporated	34,700	6,508,332

Machinery: 1.38%
Evoqua Water Technologies Company †	531,256	11,337,003

Professional Services: 0.84%
TransUnion	94,735	6,858,814

Road & Rail: 1.73%
Union Pacific Corporation	94,800	14,209,572

Trading Companies & Distributors: 3.06%
SiteOne Landscape Supply Incorporated «†	142,500	12,705,300
Univar Incorporated †	452,228	12,431,748

		25,137,048

Information Technology: 44.94%

Electronic Equipment, Instruments & Components: 1.99%
Littelfuse Incorporated	29,300	6,352,826
Zebra Technologies Corporation Class A †	72,600	10,013,718

		16,366,544

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Omega Growth Fund	13

Security name	Shares	Value

Internet Software & Services: 10.88%
Alibaba Group Holding Limited ADR †	61,600	$11,533,368
Alphabet Incorporated Class A †	26,300	32,275,886
Alphabet Incorporated Class C †	9,485	11,545,711
Facebook Incorporated Class A †	40,600	7,006,748
MercadoLibre Incorporated	33,900	11,624,649
Tencent Holdings Limited ADR	200,300	9,153,710
Yandex NV Class A †	171,500	6,167,140

		89,307,212

IT Services: 16.03%
Black Knight Incorporated †	209,300	10,810,345
EPAM Systems Incorporated †	95,041	12,375,289
Euronet Worldwide Incorporated †	72,000	6,619,680
Fidelity National Information Services Incorporated	68,800	7,095,344
First Data Corporation Class A †	892,000	20,747,920
FleetCor Technologies Incorporated †	32,900	7,139,300
Gartner Incorporated †	65,600	8,884,208
PayPal Holdings Incorporated †	54,500	4,476,630
Total System Services Incorporated	81,000	7,414,740
Visa Incorporated Class A	242,504	33,159,997
WEX Incorporated †	68,002	12,908,140

		131,631,593

Semiconductors & Semiconductor Equipment: 0.69%
Infineon Technologies AG ADR	212,800	5,644,520

Software: 15.35%
Activision Blizzard Incorporated	113,000	8,296,460
Autodesk Incorporated †	53,400	6,858,696
Microsoft Corporation	495,200	52,530,816
Nintendo Company Limited	203,738	8,693,500
Red Hat Incorporated †	68,600	9,688,378
Salesforce.com Incorporated †	102,800	14,099,020
ServiceNow Incorporated †	44,100	7,759,836
Take-Two Interactive Software Incorporated †	102,600	11,595,852
Ultimate Software Group Incorporated †	23,700	6,562,293

		126,084,851

Materials: 5.57%

Chemicals: 4.21%
Air Products & Chemicals Incorporated	70,100	11,508,317
Albemarle Corporation	87,600	8,251,920
The Sherwin-Williams Company	33,600	14,808,528

		34,568,765

Construction Materials: 1.36%
Vulcan Materials Company	99,800	11,177,600

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Omega Growth Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Real Estate: 0.32%

Equity REITs: 0.32%
SBA Communications Corporation †		16,600	$2,626,950

Total Common Stocks (Cost $524,690,984)			815,606,188

	Yield
Short-Term Investments: 1.48%

Investment Companies: 1.48%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	6,508,449	6,509,100
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	5,594,599	5,594,599

Total Short-Term Investments (Cost $12,103,699)			12,103,699

Total investments in securities (Cost $536,794,683)	100.79%	827,709,887
Other assets and liabilities, net	(0.79)	(6,458,871)

Total net assets	100.00%	$821,251,016

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	3,211,364	198,547,677	195,250,592	6,508,449	$2	$(1)	$27,801	$6,509,100
Wells Fargo Government Money Market Fund Select Class	370,082	165,268,372	160,043,855	5,594,599	0	0	66,460	5,594,599

					$2	$(1)	$94,261	$12,103,699	1.48%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2018	Wells Fargo Omega Growth Fund	15

Assets
Investments in unaffiliated securities (including $6,489,822 of securities loaned), at value (cost $524,690,984)	$815,606,188
Investments in affiliated securities, at value (cost $12,103,699)	12,103,699
Receivable for investments sold	1,691,475
Receivable for Fund shares sold	234,228
Receivable for dividends	90,721
Receivable for securities lending income	435
Prepaid expenses and other assets	62,665

Total assets	829,789,411

Liabilities
Payable upon receipt of securities loaned	6,509,065
Payable for Fund shares redeemed	1,133,514
Management fee payable	532,493
Administration fees payable	141,371
Distribution fees payable	41,897
Trustees’ fees and expenses payable	1,481
Accrued expenses and other liabilities	178,574

Total liabilities	8,538,395

Total net assets	$821,251,016

NET ASSETS CONSIST OF
Paid-in capital	$455,796,831
Accumulated net investment loss	(23,665)
Accumulated net realized gains on investments	74,562,646
Net unrealized gains on investments	290,915,204

Total net assets	$821,251,016

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$662,750,925
Shares outstanding – Class A1	12,101,452
Net asset value per share – Class A	$54.77
Maximum offering price per share – Class A2	$58.11
Net assets – Class C	$62,074,076
Shares outstanding – Class C1	1,632,577
Net asset value per share – Class C	$38.02
Net assets – Class R	$7,493,805
Shares outstanding – Class R1	144,327
Net asset value per share – Class R	$51.92
Net assets – Administrator Class	$24,139,825
Shares outstanding – Administrator Class[1]	406,429
Net asset value per share – Administrator Class	$59.39
Net assets – Institutional Class	$64,792,385
Shares outstanding – Institutional Class[1]	1,060,420
Net asset value per share – Institutional Class	$61.10

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Omega Growth Fund	Statement of operations—year ended July 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $38,018)	$4,951,573
Income from affiliated securities	94,261

Total investment income	5,045,834

Expenses
Management fee	6,073,170
Administration fees
Class A	1,309,654
Class C	132,809
Class R	14,665
Administrator Class	27,595
Institutional Class	79,723
Shareholder servicing fees
Class A	1,559,112
Class C	158,106
Class R	17,255
Administrator Class	53,068
Distribution fees
Class C	474,317
Class R	17,458
Custody and accounting fees	42,417
Professional fees	52,177
Registration fees	79,578
Shareholder report expenses	64,769
Trustees’ fees and expenses	22,210
Other fees and expenses	18,760

Total expenses	10,196,843
Less: Fee waivers and/or expense reimbursements	(87,516)

Net expenses	10,109,327

Net investment loss	(5,063,493)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	102,987,064
Affiliated securities	2

Net realized gains on investments	102,987,066

Net change in unrealized gains (losses) on:
Unaffiliated securities	85,525,119
Affiliated securities	(1)

Net change in unrealized gains (losses) on investments	85,525,118

Net realized and unrealized gains (losses) on investments	188,512,184

Net increase in net assets resulting from operations	$183,448,691

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Omega Growth Fund	17

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment loss		$(5,063,493)		$(3,775,501)
Net realized gains on investments		102,987,066		105,143,718
Net change in unrealized gains (losses) on investments		85,525,118		20,481,932

Net increase in net assets resulting from operations		183,448,691		121,850,149

Distributions to shareholders from
Net realized gains
Class A		(78,031,973)		(14,517,010)
Class B		N/A		(74,045)[1]
Class C		(10,985,719)		(2,315,756)
Class R		(974,995)		(182,366)
Administrator Class		(2,304,666)		(492,743)
Institutional Class		(6,956,178)		(1,888,610)

Total distributions to shareholders		(99,253,531)		(19,470,530)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	362,012	18,469,654	386,109	17,173,940
Class B	N/A	N/A	11 [1]	310 [1]
Class C	55,872	2,013,265	78,754	2,557,877
Class R	59,297	2,898,358	32,485	1,390,762
Administrator Class	59,693	3,308,304	29,254	1,389,488
Institutional Class	204,162	11,775,351	660,341	31,392,598

		38,464,932		53,904,975

Reinvestment of distributions
Class A	1,554,465	74,101,364	328,215	13,634,032
Class B	N/A	N/A	2,395 [1]	73,511 [1]
Class C	318,920	10,604,105	68,889	2,121,773
Class R	11,375	514,829	1,939	77,183
Administrator Class	39,989	2,065,019	10,178	452,700
Institutional Class	123,732	6,562,759	40,190	1,825,826

		93,848,076		18,185,025

Payment for shares redeemed
Class A	(1,588,303)	(81,411,378)	(2,356,992)	(103,241,366)
Class B	N/A	N/A	(111,214)[1]	(3,587,613)[1]
Class C	(456,893)	(16,729,771)	(751,077)	(24,503,753)
Class R	(59,515)	(2,895,636)	(147,893)	(6,089,364)
Administrator Class	(66,020)	(3,608,448)	(500,001)	(22,798,416)
Institutional Class	(429,386)	(24,161,795)	(1,192,233)	(56,958,674)

		(128,807,028)		(217,179,186)

Net increase (decrease) in net assets resulting from capital share transactions		3,505,980		(145,089,186)

Total increase (decrease) in net assets		87,701,140		(42,709,567)

Net assets
Beginning of period		733,549,876		776,259,443

End of period		$821,251,016		$733,549,876

Accumulated net investment loss		$(23,665)		$(2,688,066)

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$49.43	$42.73	$48.29	$49.99	$47.97
Net investment loss	(0.32)[1]	(0.22)[1]	(0.19)[1]	(0.28)[1]	(0.49)
Net realized and unrealized gains (losses) on investments	12.57	8.07	(1.44)	5.12	8.28

Total from investment operations	12.25	7.85	(1.63)	4.84	7.79
Distributions to shareholders from
Net realized gains	(6.91)	(1.15)	(3.93)	(6.54)	(5.77)
Net asset value, end of period	$54.77	$49.43	$42.73	$48.29	$49.99
Total return[2]	26.86%	18.88%	(3.07)%	10.65%	16.58%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.28%	1.32%	1.32%
Net expenses	1.28%	1.28%	1.28%	1.30%	1.30%
Net investment loss	(0.63)%	(0.50)%	(0.47)%	(0.58)%	(0.84)%
Supplemental data
Portfolio turnover rate	48%	76%	84%	94%	101%
Net assets, end of period (000s omitted)	$662,751	$581,967	$573,304	$685,005	$724,071

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$36.47	$32.07	$37.55	$40.56	$40.15
Net investment loss	(0.50)[1]	(0.41)[1]	(0.39)[1]	(0.51)[1]	(0.65)[1]
Net realized and unrealized gains (losses) on investments	8.96	5.96	(1.16)	4.04	6.83

Total from investment operations	8.46	5.55	(1.55)	3.53	6.18
Distributions to shareholders from
Net realized gains	(6.91)	(1.15)	(3.93)	(6.54)	(5.77)
Net asset value, end of period	$38.02	$36.47	$32.07	$37.55	$40.56
Total return[2]	25.88%	18.00%	(3.75)%	9.79%	15.73%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.03%	2.03%	2.07%	2.07%
Net expenses	2.03%	2.03%	2.03%	2.05%	2.05%
Net investment loss	(1.38)%	(1.24)%	(1.22)%	(1.33)%	(1.59)%
Supplemental data
Portfolio turnover rate	48%	76%	84%	94%	101%
Net assets, end of period (000s omitted)	$62,074	$62,543	$74,337	$99,100	$108,073

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2018	2017	2016	2015	2014
Net asset value, beginning of period	$47.30	$41.04	$46.66	$48.62	$46.90
Net investment loss	(0.43)[1]	(0.30)[1]	(0.29)[1]	(0.39)[1]	(0.53)[1]
Net realized and unrealized gains (losses) on investments	11.96	7.71	(1.40)	4.97	8.02

Total from investment operations	11.53	7.41	(1.69)	4.58	7.49
Distributions to shareholders from
Net realized gains	(6.91)	(1.15)	(3.93)	(6.54)	(5.77)
Net asset value, end of period	$51.92	$47.30	$41.04	$46.66	$48.62
Total return	26.53%	18.58%	(3.30)%	10.38%	16.30%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.53%	1.53%	1.57%	1.57%
Net expenses	1.53%	1.53%	1.53%	1.55%	1.55%
Net investment loss	(0.88)%	(0.72)%	(0.71)%	(0.83)%	(1.09)%
Supplemental data
Portfolio turnover rate	48%	76%	84%	94%	101%
Net assets, end of period (000s omitted)	$7,494	$6,298	$10,122	$17,199	$20,095

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$52.99	$45.65	$51.20	$52.50	$50.00
Net investment loss	(0.25)[1]	(0.12)[1]	(0.12)[1]	(0.17)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	13.56	8.61	(1.50)	5.41	8.58

Total from investment operations	13.31	8.49	(1.62)	5.24	8.27
Distributions to shareholders from
Net realized gains	(6.91)	(1.15)	(3.93)	(6.54)	(5.77)
Net asset value, end of period	$59.39	$52.99	$45.65	$51.20	$52.50
Total return	27.07%	19.08%	(2.84)%	10.91%	16.89%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.20%	1.19%	1.15%	1.15%
Net expenses	1.10%	1.10%	1.08%	1.05%	1.05%
Net investment loss	(0.45)%	(0.25)%	(0.27)%	(0.33)%	(0.59)%
Supplemental data
Portfolio turnover rate	48%	76%	84%	94%	101%
Net assets, end of period (000s omitted)	$24,140	$19,754	$38,039	$86,756	$115,281

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$54.21	$46.55	$52.01	$53.10	$50.40
Net investment loss	(0.11)[1]	(0.03)[1]	(0.00)[2]	(0.04)[1]	(0.24)
Net realized and unrealized gains (losses) on investments	13.91	8.84	(1.53)	5.49	8.71

Total from investment operations	13.80	8.81	(1.53)	5.45	8.47
Distributions to shareholders from
Net realized gains	(6.91)	(1.15)	(3.93)	(6.54)	(5.77)
Net asset value, end of period	$61.10	$54.21	$46.55	$52.01	$53.10
Total return	27.39%	19.40%	(2.61)%	11.20%	17.17%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.95%	0.90%	0.89%
Net expenses	0.85%	0.85%	0.83%	0.80%	0.80%
Net investment loss	(0.20)%	(0.06)%	(0.01)%	(0.09)%	(0.36)%
Supplemental data
Portfolio turnover rate	48%	76%	84%	94%	101%
Net assets, end of period (000s omitted)	$64,792	$62,987	$76,980	$87,085	$49,960

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Omega Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

24	Wells Fargo Omega Growth Fund	Notes to financial statements

Security lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $537,584,459 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$298,407,596
Gross unrealized losses	(8,282,168)
Net unrealized gains	$290,125,428

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between

Notes to financial statements	Wells Fargo Omega Growth Fund	25

financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At July 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$7,727,894	$(7,727,894)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$144,306,690	$0	$0	$144,306,690
Consumer staples	12,634,546	0	0	12,634,546
Energy	5,886,297	0	0	5,886,297
Financials	36,090,048	0	0	36,090,048
Health care	84,265,209	0	0	84,265,209
Industrials	115,015,363	0	0	115,015,363
Information technology	369,034,720	0	0	369,034,720
Materials	45,746,365	0	0	45,746,365
Real estate	2,626,950	0	0	2,626,950

Short-term investments
Investment companies	5,594,599	0	0	5,594,599
Investments measured at net asset value*				6,509,100
Total assets	$821,200,787	$0	$0	$827,709,887

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $6,509,100 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

26	Wells Fargo Omega Growth Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $17,100 from the sale of Class A shares and $123 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Omega Growth Fund	27

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $367,526,299 and $822,115,288, respectively

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $99,253,531 and $19,470,530 of long-term capital gain for the years ended July 31, 2018 and July 31, 2017, respectively.

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$12,379,292	$62,973,130	$290,125,428

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Omega Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Omega Growth Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Omega Growth Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $99,253,531 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Omega Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation: Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Omega Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Omega Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Omega Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Omega Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

34	Wells Fargo Omega Growth Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000 Growth Index, for the one- and ten-year periods under review, but lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the more recent time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for each share class except Class A and Institutional Class. However, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class, including Class A and Institutional Class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Omega Growth Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Omega Growth Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Omega Growth Fund	37
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

38	Wells Fargo Omega Growth Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314803 09-18 A211/AR211 07-18

Annual Report

July 31, 2018

Wells Fargo
Premier Large Company Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Premier Large Company Growth Fund for the 12-month period that ended July 31, 2018. After advancing during the summer and fall of 2017 in a roughly synchronized way, economic growth and stock markets globally diverged during the first seven months of 2018. For fixed-income investors, higher U.S. interest rates, rising inflation, and intensifying global geopolitical tensions tended to restrain taxable bond prices while high-yield and municipal bond investors generally enjoyed positive returns.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 16.24%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 5.94%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 4.36%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.80% while fixed-income investments outside the U.S. fell 0.27%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 0.99%, and the ICE BofAML U.S. High Yield Index7 was up 2.49%.

Volatility increased as summer turned to fall in 2017, although data generally was favorable.

During the third quarter of 2017, investor expectations rose and fell amid shifting geopolitical tensions, particularly in Asia as North Korea’s nuclear aspirations and U.S./China trade rhetoric caused concerns. In the U.S., corporate earnings and consumer confidence improved. The U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the quarter was 2.8%. The rate of inflation was below the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index For All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because most of the country’s population lives in highly populated areas, which represent close to 90% of the total population. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Premier Large Company Growth Fund	3

The fourth quarter of 2017 was characterized by continued optimism in the U.S.

By the end of 2017, some observers were describing conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by favorable company earnings and the potential for tax reform and industry deregulation. The Fed increased rates by 25 basis points (bps; 100 bps equal 1.00%) in December. The annualized GDP growth rate for the fourth quarter was 2.3%.

Internationally, the Bank of England (BoE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years and a move up from the 0.25% rate put in place after the Brexit vote to leave the European Union in June 2016. The pound gained against other currencies. Meanwhile, the ECB and the Bank of Japan maintained interest rate policies and bond-buying programs intended to spur business activities and enhance the attractiveness of equity investments. The People’s Bank of China (PBOC) also continued policies that encouraged business investment. International equity markets, particularly emerging markets, continued to show strength.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January following U.S. tax reform that lowered rates for individuals and corporations and deregulation advanced in some economic sectors. Then, investor optimism was supplanted by several concerns. Trade tensions intensified, particularly between the U.S. and China. The U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March 2018 and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1%. The third revision of first-quarter GDP growth by the U.S. Bureau of Economic Analysis released during June 2018 was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017. After having gained 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) fell 1.46% for the 7-month period that ended July 31, 2018. The U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter and into the third quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The U.S. government imposed tariffs on products and commodities imported from other markets in North America, Europe, and Asia. In retaliation, governments imposed tariffs on U.S. products and commodities. In addition, the U.S. pushed its North American neighbors to renegotiate the North American Free Trade Agreement, furthering trade tensions and investor uncertainty.

The CPI-U8 added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period. Interest rates generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Premier Large Company Growth Fund	Letter to shareholders (unaudited)

During June 2018, the Fed increased the federal funds rate by 25 bps. Investment markets began to anticipate two more rate increases in 2018. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, on January 1, 2018, to 2.96% and 3.08%, respectively, on July 31, 2018. While higher at the end of the period, rates were off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates.

The unemployment rate fell to 3.9% in July after ticking up slightly in June from May’s 3.8% level, according to the U.S. Department of Labor. The annualized rate of GDP growth for the second quarter of 2018 was reported in July to be 4.1%, the highest level since the third quarter of 2014, according to the U.S. Bureau of Economic Analysis.

Internationally, the prospects for a smooth U.K. Brexit agreement was cast into doubt as members of Prime Minister Theresa May’s negotiating team resigned. Despite the uncertainty, the period closed with expectations that the BoE’s Monetary Policy Committee in July would announce an increase in its key interest rate to 0.75%, which it did in early August.

Meanwhile, central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, PBOC monetary policies shifted with cuts to reserve requirement ratios and implementation of supportive measures such as accelerated infrastructure spending and tax cuts for small and medium enterprises and for individuals. Nevertheless, a strengthening U.S. dollar and the tensions associated with trade policies remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Letter to shareholders (unaudited)	Wells Fargo Premier Large Company Growth Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Premier Large Company Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Robert Gruendyke, CFA®‡

Thomas C. Ognar, CFA®

Average annual total returns (%) as of July 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKJAX)	1-20-1998	19.24	11.95	11.62	26.54	13.29	12.29	1.14	1.11
Class C (EKJCX)	1-22-1998	24.68	12.45	11.45	25.68	12.45	11.45	1.89	1.86
Class R4 (EKJRX)	11-30-2012	–	–	–	27.06	13.66	12.64	0.86	0.80
Class R6 (EKJFX)	11-30-2012	–	–	–	27.27	13.82	12.74	0.71	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	26.70	13.45	12.43	1.06	1.00
Institutional Class (EKJYX)	6-30-1999	–	–	–	27.17	13.77	12.71	0.81	0.70
Russell 1000® Growth Index[4]	–	–	–	–	22.84	15.83	12.37	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Premier Large Company Growth Fund	7

Growth of $10,000 investment as of July 31, 2018[5]

‡	Mr. Gruendyke became a portfolio manager of the Fund on December 1, 2017.

[1]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through November 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Premier Large Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2018.

∎	Holdings within consumer discretionary, industrials, information technology (IT), and materials and an underweight to consumer staples aided the Fund’s performance for the period.

∎	The Fund’s performance was inhibited by stocks within the health care sector.

The equity market has remained buoyant over the trailing one-year period as strong economic fundamentals have outweighed a series of geopolitical issues, many of which were exacerbated during the first half of 2018. Strong equity performance largely has been an earnings story as robust profits have supported the market, particularly companies benefiting from secular growth drivers. For example, the success of many of our holdings in gaining share in their respective rapidly growing vertical markets has led to strong growth in revenues, cash flow, and earnings for these companies. Despite the increased volatility that emerged during the beginning of 2018, we have managed to navigate the volatility in the market well, trading around the valuation gap of many of our holdings to generate outperformance. With monetary policy expected to tighten, we believe that a tempered rise in rates is beneficial to faster-growth equities as it mollifies the bond proxy trade that has been a headwind to our investing style in recent years.

Ten largest holdings (%) as of July 31, 2018[6]
Amazon.com Incorporated	7.44
Alphabet Incorporated Class A	6.23
Microsoft Corporation	4.06
Visa Incorporated Class A	3.95
Facebook Incorporated Class A	3.69
Microchip Technology Incorporated	2.91
MasterCard Incorporated Class A	2.82
PayPal Holdings Incorporated	2.53
The Home Depot Incorporated	2.12
Texas Instruments Incorporated	2.00

Performance of consumer discretionary holdings benefited Fund performance.

Select holdings within the consumer discretionary sector were the best-performing area of the Fund. Robust e-commerce and retail sales were driven by strong spending data, which aided companies like Amazon.com, Incorporated, as well as discount retailers like Burlington Stores, Incorporated, with differentiated concepts that offer low prices, convenience, fresh inventory, and economies of scale that cater to a distinct demographic. In addition, select railroad holdings from the industrials sector contributed to performance as firms like Norfolk Southern Corporation reported strong rail volumes and effective cost discipline, which boosted its bottom line.

We remain overweight railroad companies due to their cost efficiencies and environmental benefits of shipping goods across the country.

Sector distribution as of July 31, 2018[7]

Other areas of the Fund that performed well were the high growth areas such as payment processing and software-as-a-service industries within IT that generated market-share penetration and margin expansion in their respective vertical markets. Within the payment space, the movement toward e-commerce has had a positive effect on overall demand as more consumers are moving from cash to digital payments. Within software, demand remained strong as corporate spending continued to rise, coupled with next-generation cloud computing platforms that garnered a disproportionate share of new business at the expense of legacy solutions in recent years. The Fund’s underweight to consumer staples also added to relative performance as many high-dividend-yielding equities have struggled in conjunction with a rise in fixed-income yields.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Premier Large Company Growth Fund	9

Certain health care holdings detracted from performance.

Select holdings in the health care sector inhibited relative returns during the period. Biotechnology stocks like Alexion Pharmaceuticals, Incorporated, retraced prior price gains after reporting less-than-inspiring earnings results, with increasing competition impending on some of their key drugs. Throughout the course of the period, we reduced our exposure to the health care sector and the biotechnology industry within it. Although we believe that the industry remains innovative, many larger biopharma companies are facing questions around competition in existing core franchises and sustainability of growth after the future loss of exclusivity in key drugs.

Our view of faster-growth stocks is positive.

We are very positive on the outlook for faster-growth stocks, a core focus of our investment process. Many of these companies are trading at attractive valuations relative to the rest of the market. Additionally, many of our portfolio companies have continued to deliver strong revenue, cash flow, and earnings growth, which were rewarded by the market during the period. We believe that market leadership by growth stocks has been influenced by strong earnings fundamentals over the past several quarters. We also contend that growth companies should benefit from tax reform, influenced by their ability to retain much of the additional post-tax-reform profits. This is in contrast to many cyclical value-oriented names where, in our analysis, the tax benefits have been largely arbitraged away. Going forward, the faster-growing stocks emphasized in our investment process should continue to drive robust growth through pricing power and strong customer demand in an environment of slightly increased costs and uneven global growth trends.

10	Wells Fargo Premier Large Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2018	Ending account value 7-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,049.34	$5.73	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class C
Actual	$1,000.00	$1,045.81	$9.59	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class R4
Actual	$1,000.00	$1,051.61	$4.14	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class R6
Actual	$1,000.00	$1,052.39	$3.36	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$1,049.93	$5.17	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$1,051.86	$3.62	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2018	Wells Fargo Premier Large Company Growth Fund	11

Security name	Shares	Value

Common Stocks: 99.71%

Consumer Discretionary: 15.56%

Hotels, Restaurants & Leisure: 0.89%
Royal Caribbean Cruises Limited	200,320	$22,588,083

Internet & Direct Marketing Retail: 7.92%
Amazon.com Incorporated †	106,800	189,830,592
Netflix Incorporated †	36,610	12,354,045

		202,184,637

Media: 0.99%
Live Nation Incorporated †	513,510	25,305,773

Multiline Retail: 0.73%
Dollar Tree Incorporated †	203,850	18,607,428

Specialty Retail: 5.03%
Burlington Stores Incorporated †	218,420	33,376,760
O’Reilly Automotive Incorporated †	73,650	22,536,900
The Home Depot Incorporated	273,640	54,049,373
ULTA Beauty Incorporated †	75,400	18,427,006

		128,390,039

Consumer Staples: 3.44%

Beverages: 1.55%
Constellation Brands Incorporated Class A	113,150	23,787,525
The Coca-Cola Company	336,490	15,690,529

		39,478,054

Food & Staples Retailing: 1.13%
Costco Wholesale Corporation	131,590	28,780,049

Personal Products: 0.76%
The Estee Lauder Companies Incorporated Class A	144,370	19,481,288

Energy: 1.08%

Oil, Gas & Consumable Fuels: 1.08%
Concho Resources Incorporated †	188,470	27,488,350

Financials: 5.71%

Capital Markets: 5.71%
CME Group Incorporated	226,810	36,090,007
E*TRADE Financial Corporation †	170,100	10,173,681
MarketAxess Holdings Incorporated	159,610	30,927,630
Raymond James Financial Incorporated	287,646	26,345,497
TD Ameritrade Holding Corporation	222,760	12,730,734
The Charles Schwab Corporation	575,610	29,390,647

		145,658,196

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Premier Large Company Growth Fund	Portfolio of investments—July 31, 2018

Security name	Shares	Value

Health Care: 12.73%

Biotechnology: 4.71%
Agios Pharmaceuticals Incorporated †	118,820	$10,267,236
Alexion Pharmaceuticals Incorporated †	158,940	21,132,662
BioMarin Pharmaceutical Incorporated †	52,200	5,249,232
Neurocrine Biosciences Incorporated †	232,900	23,404,121
Sage Therapeutics Incorporated †	80,050	11,552,816
Vertex Pharmaceuticals Incorporated †	277,930	48,651,647

		120,257,714

Health Care Equipment & Supplies: 2.82%
Abbott Laboratories	299,600	19,635,784
Boston Scientific Corporation †	991,750	33,332,718
Edwards Lifesciences Corporation †	27,810	3,961,535
Intuitive Surgical Incorporated †	29,360	14,920,458

		71,850,495

Health Care Providers & Services: 0.86%
Centene Corporation †	169,160	22,046,623

Health Care Technology: 0.66%
Veeva Systems Incorporated Class A †	223,930	16,935,826

Life Sciences Tools & Services: 2.08%
Agilent Technologies Incorporated	336,290	22,208,592
PRA Health Sciences Incorporated †	293,900	30,900,646

		53,109,238

Pharmaceuticals: 1.60%
Zoetis Incorporated	470,298	40,671,371

Industrials:14.61%

Aerospace & Defense: 2.51%
HEICO Corporation	225,733	17,239,153
The Boeing Company	131,220	46,753,686

		63,992,839

Air Freight & Logistics: 1.08%
FedEx Corporation	5,780	1,421,129
XPO Logistics Incorporated †	262,010	26,127,637

		27,548,766

Airlines: 0.88%
Southwest Airlines Company	387,450	22,534,092

Commercial Services & Supplies: 2.69%
KAR Auction Services Incorporated	497,287	29,563,712
Waste Connections Incorporated	504,155	39,127,470

		68,691,182

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Premier Large Company Growth Fund	13

Security name	Shares	Value

Construction & Engineering: 0.51%
MasTec Incorporated †	279,310	$13,001,881

Industrial Conglomerates: 1.08%
Honeywell International Incorporated	173,400	27,683,310

Machinery: 1.04%
Fortive Corporation	322,065	26,435,095

Professional Services: 1.85%
CoStar Group Incorporated †	79,290	32,972,747
TransUnion	196,640	14,236,736

		47,209,483

Road & Rail: 2.97%
CSX Corporation	150,930	10,667,732
Norfolk Southern Corporation	139,960	23,653,240
Union Pacific Corporation	276,160	41,393,622

		75,714,594

Information Technology: 43.98%

Electronic Equipment, Instruments & Components: 1.04%
TE Connectivity Limited	282,890	26,470,017

Internet Software & Services: 12.28%
Alibaba Group Holding Limited ADR †	40,690	7,618,389
Alphabet Incorporated Class A †	129,560	158,998,623
Alphabet Incorporated Class C †	20,588	25,060,949
Facebook Incorporated Class A †	545,430	94,130,309
Match Group Incorporated †«	230,890	8,339,747
MercadoLibre Incorporated	21,310	7,307,412
Shopify Incorporated Class A †«	85,200	11,775,492

		313,230,921

IT Services: 10.85%
Euronet Worldwide Incorporated †	20,656	1,899,113
Global Payments Incorporated	160,410	18,057,354
MasterCard Incorporated Class A	363,890	72,050,220
PayPal Holdings Incorporated †	785,080	64,486,471
Square Incorporated Class A †	300,570	19,431,851
Visa Incorporated Class A	737,720	100,875,833

		276,800,842

Semiconductors & Semiconductor Equipment: 6.73%
Broadcom Incorporated	3,703	821,214
Microchip Technology Incorporated «	794,130	74,195,566
Monolithic Power Systems Incorporated	95,010	12,605,927
NVIDIA Corporation	134,500	32,933,670
Texas Instruments Incorporated	458,390	51,027,975

		171,584,352

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Premier Large Company Growth Fund	Portfolio of investments—July 31, 2018

Security name		Shares	Value

Software: 12.55%
Activision Blizzard Incorporated		303,230	$22,263,147
Adobe Systems Incorporated †		167,499	40,983,655
Microsoft Corporation		976,740	103,612,579
Pivotal Software Incorporated Class A †		454,456	10,429,765
Proofpoint Incorporated †		181,080	20,652,174
RealPage Incorporated †		232,480	12,809,648
salesforce.com Incorporated †		304,300	41,734,745
ServiceNow Incorporated †		142,800	25,127,088
Splunk Incorporated †		51,055	4,906,386
Take-Two Interactive Software Incorporated †		185,870	21,007,027
Ultimate Software Group Incorporated †		60,522	16,757,937

			320,284,151

Technology Hardware, Storage & Peripherals: 0.53%
Apple Incorporated		71,630	13,630,473

Materials: 1.89%

Chemicals: 1.89%
Praxair Incorporated		287,200	48,106,000

Real Estate: 0.71%

Real Estate Management & Development: 0.71%
CBRE Group Incorporated Class A †		363,770	18,115,740

Total Common Stocks (Cost $1,363,382,252)			2,543,866,902

	Yield
Short-Term Investments: 4.08%

Investment Companies: 4.08%
Securities Lending Cash Investment LLC (l)(r)(u)	2.10%	94,411,945	94,421,386
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	9,566,578	9,566,578

Total Short-Term Investments (Cost $103,987,964)			103,987,964

Total investments in securities (Cost $1,467,370,216)	103.79%	2,647,854,866
Other assets and liabilities, net	(3.79)	(96,681,440)

Total net assets	100.00%	$2,551,173,426

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2018	Wells Fargo Premier Large Company Growth Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	46,026,258	631,669,909	583,284,222	94,411,945	$1,715	$(1,715)	$140,280	$94,421,386
Wells Fargo Government Money Market Fund Select Class	9,162,823	574,522,273	574,118,518	9,566,578	0	0	156,115	9,566,578

					$1,715	$(1,715)	$296,395	$103,987,964	4.08%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Premier Large Company Growth Fund	Statement of assets and liabilities—July 31, 2018

Assets
Investments in unaffiliated securities (including $91,945,385 of securities loaned, at value (cost $1,363,382,252)	$2,543,866,902
Investments in affiliated securities, at value (cost $103,987,964)	103,987,964
Cash	38
Receivable for investments sold	15,545,635
Receivable for Fund shares sold	1,599,202
Receivable for dividends	478,945
Receivable for securities lending income	22,811
Prepaid expenses and other assets	104,121

Total assets	2,665,605,618

Liabilities
Payable upon receipt of securities loaned	94,418,425
Payable for investments purchased	14,421,218
Payable for Fund shares redeemed	3,207,839
Management fee payable	1,307,273
Administration fees payable	355,724
Distribution fee payable	130,403
Trustees’ fees and expenses payable	1,489
Accrued expenses and other liabilities	589,821

Total liabilities	114,432,192

Total net assets	$2,551,173,426

NET ASSETS CONSIST OF
Paid-in capital	$1,075,065,830
Accumulated net investment loss	(18,243)
Accumulated net realized gains on investments	295,641,189
Net unrealized gains on investments	1,180,484,650

Total net assets	$2,551,173,426

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,048,631,839
Shares outstanding – Class A1	69,423,043
Net asset value per share – Class A	$15.10
Maximum offering price per share – Class A2	$16.02
Net assets – Class C	$201,137,668
Shares outstanding – Class C1	16,943,609
Net asset value per share – Class C	$11.87
Net assets – Class R4	$3,726,719
Share outstanding – Class R4[1]	237,561
Net asset value per share – Class R4	$15.69
Net assets – Class R6	$196,933,849
Shares outstanding – Class R6[1]	12,412,947
Net asset value per share – Class R6	$15.87
Net assets – Administrator Class	$57,582,196
Shares outstanding – Administrator Class[1]	3,750,597
Net asset value per share – Administrator Class	$15.35
Net assets – Institutional Class	$1,043,161,155
Shares outstanding – Institutional Class[1]	65,941,880
Net asset value per share – Institutional Class	$15.82

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2018	Wells Fargo Premier Large Company Growth Fund	17

Investment income
Dividends (net of foreign withholding taxes of $39,501)	$18,690,844
Income from affiliated securities	296,395

Total investment income	18,987,239

Expenses
Management fee	16,327,413
Administration fees
Class A	2,158,740
Class C	427,230
Class R4	2,912
Class R6	53,784
Administrator Class	94,117
Institutional Class	1,281,353
Shareholder servicing fees
Class A	2,569,929
Class C	508,607
Class R4	3,640
Administrator Class	180,725
Distribution fee
Class C	1,525,821
Custody and accounting fees	162,714
Professional fees	53,951
Registration fees	130,254
Shareholder report expenses	216,101
Trustees’ fees and expenses	22,229
Other fees and expenses	76,635

Total expenses	25,796,155
Less: Fee waivers and/or expense reimbursements	(1,783,639)

Net expenses	24,012,516

Net investment loss	(5,025,277)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	395,032,523
Affiliated securities	1,715

Net realized gains on investments	395,034,238

Net change in unrealized gains (losses) on:
Unaffiliated securities	194,198,557
Affiliated securities	(1,715)

Net change in unrealized gains (losses) on investments	194,196,842

Net realized and unrealized gains (losses) on investments	589,231,080

Net increase in net assets resulting from operations	$584,205,803

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Premier Large Company Growth Fund	Statement of changes in net assets

	Year ended July 31, 2018		Year ended July 31, 2017

Operations
Net investment loss		$(5,025,277)		$(2,578,112)
Net realized gains on investments		395,034,238		573,282,638
Net change in unrealized gains (losses) on investments		194,196,842		(214,116,686)

Net increase in net assets resulting from operations		584,205,803		356,587,840

Distributions to shareholders from
Net realized gains
Class A		(227,679,727)		(141,609,478)
Class B		N/A		(64,503)[1]
Class C		(54,543,209)		(28,218,921)
Class R4		(746,155)		(356,581)
Class R6		(37,680,602)		(14,601,788)
Administrator Class		(18,099,486)		(11,817,935)
Institutional Class		(222,234,431)		(94,245,557)

Total distributions to shareholders		(560,983,610)		(290,914,763)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,267,334	47,146,306	6,001,464	83,780,770
Class B	N/A	N/A	657 [1]	7,221 [1]
Class C	1,584,503	17,609,853	1,164,251	13,390,566
Class R4	75,453	1,179,600	67,177	939,076
Class R6	1,545,725	24,664,037	1,591,648	23,787,894
Administrator Class	561,343	8,469,670	991,894	14,305,839
Institutional Class	13,231,358	209,203,798	28,960,656	420,855,765

		308,273,264		557,067,131

Reinvestment of distributions
Class A	15,972,127	209,554,313	10,164,417	132,137,425
Class B	N/A	N/A	4,868 [1]	53,503 [1]
Class C	4,459,739	46,202,895	2,029,580	22,223,900
Class R4	54,558	741,983	26,770	356,581
Class R6	2,631,345	36,154,683	1,045,350	14,018,149
Administrator Class	1,320,910	17,607,730	870,110	11,433,242
Institutional Class	14,695,591	201,476,557	5,849,310	78,322,263

		511,738,161		258,545,063

Payment for shares redeemed
Class A	(14,159,720)	(208,175,400)	(67,446,125)	(941,219,557)
Class B	N/A	N/A	(74,169)[1]	(895,170)[1]
Class C	(5,118,687)	(60,638,200)	(10,665,863)	(126,947,986)
Class R4	(118,356)	(1,890,437)	(133,927)	(1,970,170)
Class R6	(2,515,229)	(39,250,052)	(3,768,974)	(55,499,096)
Administrator Class	(3,480,442)	(50,915,269)	(16,274,337)	(233,767,928)
Institutional Class	(21,905,645)	(330,565,468)	(47,785,920)	(691,184,624)

		(691,434,826)		(2,051,484,531)

Net increase (decrease) in net assets resulting from capital share transactions		128,576,599		(1,235,872,337)

Total increase (decrease) in net assets		151,798,792		(1,170,199,260)

Net assets
Beginning of period		2,399,374,634		3,569,573,894

End of period		$2,551,173,426		$2,399,374,634

Accumulated net investment loss		$(18,243)		$(1,838,979)

[1]	For the period from August 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.34	$14.68	$16.28	$14.55	$12.57
Net investment loss	(0.05)	(0.03)[1]	(0.03)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	3.56	2.12	(0.52)	1.97	2.03

Total from investment operations	3.51	2.09	(0.55)	1.94	1.98
Distributions to shareholders from
Net realized gains	(3.75)	(1.43)	(1.05)	(0.21)	0.00
Net asset value, end of period	$15.10	$15.34	$14.68	$16.28	$14.55
Total return[2]	26.54%	16.01%	(3.22)%	13.46%	15.75%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.14%	1.13%	1.16%	1.17%
Net expenses	1.11%	1.11%	1.11%	1.12%	1.12%
Net investment loss	(0.34)%	(0.20)%	(0.17)%	(0.18)%	(0.36)%
Supplemental data
Portfolio turnover rate	45%	65%	47%	44%	37%
Net assets, end of period (000s omitted)	$1,048,632	$986,791	$1,697,746	$2,280,107	$1,908,455

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.86	$12.64	$14.27	$12.87	$11.20
Net investment loss	(0.13)[1]	(0.12)[1]	(0.12)[1]	(0.13)[1]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	2.89	1.77	(0.46)	1.74	1.81

Total from investment operations	2.76	1.65	(0.58)	1.61	1.67
Distributions to shareholders from
Net realized gains	(3.75)	(1.43)	(1.05)	(0.21)	0.00
Net asset value, end of period	$11.87	$12.86	$12.64	$14.27	$12.87
Total return[2]	25.68%	15.05%	(3.92)%	12.65%	14.91%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.89%	1.88%	1.91%	1.92%
Net expenses	1.86%	1.86%	1.86%	1.87%	1.87%
Net investment loss	(1.09)%	(0.95)%	(0.92)%	(0.93)%	(1.11)%
Supplemental data
Portfolio turnover rate	45%	65%	47%	44%	37%
Net assets, end of period (000s omitted)	$201,138	$206,026	$296,896	$388,290	$374,136

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.75	$15.00	$16.56	$14.75	$12.70
Net investment income (loss)	(0.00)[1,2]	0.01 [1]	0.02 [1]	0.02	(0.01)
Net realized and unrealized gains (losses) on investments	3.69	2.17	(0.53)	2.00	2.06

Total from investment operations	3.69	2.18	(0.51)	2.02	2.05
Distributions to shareholders from
Net realized gains	(3.75)	(1.43)	(1.05)	(0.21)	0.00
Net asset value, end of period	$15.69	$15.75	$15.00	$16.56	$14.75
Total return	27.06%	16.30%	(2.91)%	13.82%	16.14%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.86%	0.85%	0.83%	0.84%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.02)%	0.09%	0.13%	0.13%	(0.11)%
Supplemental data
Portfolio turnover rate	45%	65%	47%	44%	37%
Net assets, end of period (000s omitted)	$3,727	$3,559	$3,988	$2,129	$765

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.87	$15.08	$16.62	$14.77	$12.71
Net investment income	0.02 [1]	0.03 [1]	0.04 [1]	0.05	0.01
Net realized and unrealized gains (losses) on investments	3.73	2.19	(0.53)	2.01	2.05

Total from investment operations	3.75	2.22	(0.49)	2.06	2.06
Distributions to shareholders from
Net realized gains	(3.75)	(1.43)	(1.05)	(0.21)	0.00
Net asset value, end of period	$15.87	$15.87	$15.08	$16.62	$14.77
Total return	27.27%	16.48%	(2.78)%	14.00%	16.29%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.71%	0.70%	0.68%	0.69%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.12%	0.25%	0.28%	0.29%	0.09%
Supplemental data
Portfolio turnover rate	45%	65%	47%	44%	37%
Net assets, end of period (000s omitted)	$196,934	$170,657	$179,198	$166,768	$163,871

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.52	$14.82	$16.41	$14.63	$12.62
Net investment loss	(0.03)[1]	(0.01)[1]	(0.00)[1,2]	(0.00)[2]	(0.02)
Net realized and unrealized gains (losses) on investments	3.61	2.14	(0.54)	1.99	2.03

Total from investment operations	3.58	2.13	(0.54)	1.99	2.01
Distributions to shareholders from
Net realized gains	(3.75)	(1.43)	(1.05)	(0.21)	0.00
Net asset value, end of period	$15.35	$15.52	$14.82	$16.41	$14.63
Total return	26.70%	16.14%	(3.13)%	13.73%	15.93%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.06%	1.04%	1.00%	1.00%
Net expenses	1.00%	1.00%	0.98%	0.95%	0.95%
Net investment loss	(0.22)%	(0.06)%	(0.02)%	(0.01)%	(0.19)%
Supplemental data
Portfolio turnover rate	45%	65%	47%	44%	37%
Net assets, end of period (000s omitted)	$57,582	$82,998	$292,900	$1,129,970	$1,325,864

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.84	$15.06	$16.61	$14.77	$12.71
Net investment income	0.01 [1]	0.02 [1]	0.03 [1]	0.03	0.01 [1]
Net realized and unrealized gains (losses) on investments	3.72	2.19	(0.53)	2.02	2.05

Total from investment operations	3.73	2.21	(0.50)	2.05	2.06
Distributions to shareholders from
Net realized gains	(3.75)	(1.43)	(1.05)	(0.21)	0.00
Net asset value, end of period	$15.82	$15.84	$15.06	$16.61	$14.77
Total return	27.17%	16.44%	(2.85)%	14.01%	16.21%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.80%	0.74%	0.74%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.07%	0.19%	0.23%	0.23%	0.07%
Supplemental data
Portfolio turnover rate	45%	65%	47%	44%	37%
Net assets, end of period (000s omitted)	$1,043,161	$949,344	$1,097,976	$1,313,281	$1,031,979

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

26	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2018, the aggregate cost of all investments for federal income tax purposes was $1,469,270,495 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,187,035,754
Gross unrealized losses	(8,451,383)
Net unrealized gains	$1,178,584,371

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	27

permanent difference causing such reclassification is due net operating losses. At July 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$6,846,013	$(6,846,013)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$397,075,960	$0	$0	$397,075,960
Consumer staples	87,739,391	0	0	87,739,391
Energy	27,488,350	0	0	27,488,350
Financials	145,658,196	0	0	145,658,196
Health care	324,871,267	0	0	324,871,267
Industrials	372,811,242	0	0	372,811,242
Information technology	1,122,000,756	0	0	1,122,000,756
Materials	48,106,000	0	0	48,106,000
Real estate	18,115,740	0	0	18,115,740

Short-term investments
Investment companies	9,566,578	0	0	9,566,578
Investments measured at net asset value*				94,421,386
Total assets	$2,553,433,480	$0	$0	$2,647,854,866

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $94,421,386 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

28	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2018, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through November 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 1.00% for Administrator Class, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2018, Funds Distributor received $30,345 from the sale of Class A shares and $142 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2018.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	29

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2018 were $1,106,477,895 and $1,558,117,543, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended July 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $560,983,610 and $290,914,763 of long-term capital gain for the years ended July 31, 2018 and July 31, 2017, respectively.

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,032,129	$295,509,339	$1,178,584,371

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Premier Large Company Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Premier Large Company Growth Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 24, 2018

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $560,983,610 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Premier Large Company Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Premier Large Company Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one- and ten-year periods under review, but lower than the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Growth Index, for the one- and ten-year periods under review, but lower than its benchmark for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board noted that the Fund experienced a portfolio manager change in 2018.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	37

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Premier Large Company Growth Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Premier Large Company Growth Fund	39
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

40	Wells Fargo Premier Large Company Growth Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314804 09-18 A212/AR212 07-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2018	Fiscal year ended July 31, 2017
Audit fees	$347,729	$336,286
Audit-related fees	—	—
Tax fees (1)	46,695	43,220
All other fees	—	—

	$394,424	$379,506

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	September 24, 2018

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	September 24, 2018